PROSPECTUS

February 28, 2026

INSTITUTIONAL SHARES

A CLASS SHARES
C CLASS SHARES

F CLASS SHARES

Ticker Symbols
	Institutional	A Class	C Class	F Class
WESTWOOD QUALITY VALUE FUND	WHGLX	WWLAX	–	–
WESTWOOD QUALITY SMIDCAP FUND	WHGMX	–	–	–
WESTWOOD QUALITY SMALLCAP FUND	WHGSX	WHGAX	WHGCX	–
WESTWOOD INCOME OPPORTUNITY FUND	WHGIX	WWIAX	WWICX	–
WESTWOOD MULTI-ASSET INCOME FUND	WHGHX	WSDAX	–	–
WESTWOOD ALTERNATIVE INCOME FUND	WMNIX	WMNAX	–	–
WESTWOOD REAL ESTATE INCOME FUND	KIFYX	KIFAX	–	–
WESTWOOD BROADMARK TACTICAL GROWTH FUND	FTGWX	FTAGX	FTGOX	–
WESTWOOD BROADMARK TACTICAL PLUS FUND	SBTIX	SBTAX	–	BTPIX
WESTWOOD SALIENT MLP & ENERGY INFRASTRUCTURE FUND	SMLPX	SMAPX	SMFPX	–

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund (individually a “Fund” and collectively the “Funds”), please see:

i

Table of Contents

WESTWOOD QUALITY VALUE FUND	1
Fund Investment Objective	1
Fund Fees and Expenses	1
Principal Investment Strategies	2
Principal Risks	3
Performance Information	4
Investment Adviser	6
Portfolio Managers	6
WESTWOOD QUALITY SMIDCAP FUND	7
Fund Investment Objective	7
Fund Fees and Expenses	7
Principal Investment Strategies	8
Principal Risks	8
Performance Information	10
Investment Adviser	11
Portfolio Managers	11
WESTWOOD QUALITY SMALLCAP FUND	12
Fund Investment Objective	12
Fund Fees and Expenses	12
Principal Investment Strategies	13
Principal Risks	14
Performance Information	16
Investment Adviser	17
Portfolio Managers	17
WESTWOOD INCOME OPPORTUNITY FUND	18
Fund Investment Objectives	18
Fund Fees and Expenses	18
Principal Investment Strategies	19
Principal Risks	20
Performance Information	24
Investment Adviser	26
Portfolio Managers	26
WESTWOOD MULTI-ASSET INCOME FUND	27
Fund Investment Objective	27
Fund Fees and Expenses	27
Principal Investment Strategies	28
Principal Risks	29
Performance Information	33
Investment Adviser	35
Portfolio Managers	35

WESTWOOD ALTERNATIVE INCOME FUND	36
Fund Investment Objective	36
Fund Fees and Expenses	36
Principal Investment Strategies	37
Principal Risks	38
Performance Information	42
Investment Adviser	43
Portfolio Managers	43
WESTWOOD REAL ESTATE INCOME FUND	44
Investment Objective	44
Fund Fees and Expenses	44
Principal Investment Strategies	45
Principal Risks	46
Performance Information	49
Investment Adviser	51
Portfolio Manager	51
WESTWOOD BROADMARK TACTICAL GROWTH FUND	52
Investment Objective	52
Fund Fees and Expenses	52
Principal Investment Strategies	53
Principal Risks	54
Performance Information	59
Investment Adviser	60
Portfolio Managers	60
WESTWOOD BROADMARK TACTICAL PLUS FUND	61
Investment Objective	61
Fund Fees and Expenses	61
Principal Investment Strategies	62
Principal Risks	63
Performance Information	68
Investment Adviser	70
Portfolio Managers	70
WESTWOOD SALIENT MLP & ENERGY INFRASTRUCTURE FUND	71
Fund Investment Objective	71
Fund Fees and Expenses	71
Principal Investment Strategies	72
Principal Risks	74
Performance Information	78
Investment Adviser	80
Portfolio Managers	80
Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation	81
More Information about Risks	82
More Information about Fund Investment Objectives and Principal Investment Strategies	102
Information about Portfolio Holdings	104

MANAGEMENT OF THE FUNDS	104
Investment Advisers	104
Portfolio Managers	108
Purchasing, Selling and Exchanging Fund Shares	114
SALES CHARGES	127
Payments to Financial Intermediaries	132
Other Policies	133
Dividends and Distributions	136
Taxes	136
Additional Information	139
Financial Highlights	139
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS	Back Cover

WESTWOOD QUALITY VALUE FUND

Fund Investment Objective

The investment objective of the Westwood Quality Value Fund (the “Fund” or “Value Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional and A Class Shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Class Shares of the Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” of this Prospectus. Investors investing in A Class Shares of the Fund through an intermediary should consult Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

[1]	A Class Shares purchases of $250,000 or more made may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares		A Class Shares
Management Fees		0.50%	0.50%
Distribution (12b-1) Fees		None	0.25%
Other Expenses		0.21%	0.13%
Administrative Services Plan Fees[1]	0.08%
Other Operating Expenses	0.13%
Total Annual Fund Operating Expenses		0.71%	0.88%
Less Fee Reductions and/or Expense Reimbursements[2]		(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.63%	0.80%

[1]	The Fund has adopted an Administrative Services Plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.10% based on the average daily net assets of the Fund’s Institutional Shares. The Fund paid 0.08% of its Institutional Shares’ average daily net assets in Administrative Services Plan Fees for the fiscal year ended October 31, 2025.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional and A Class Shares (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.55% of each of the Fund’s Institutional and A Class Shares’ average daily net assets until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling 36-month period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$64	$219	$387	$875
A Class	$379	$565	$765	$1,345

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the portfolio turnover rate of the Fund was 77% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event that the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investments in such securities would normally represent less than 25% of the Fund’s assets.

The Fund invests in approximately 40-60 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing to select securities for the Fund that it believes are undervalued, generally maintain high-quality characteristics, and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book values, revenues and cash flow. The Fund considers quality characteristics from a quantitative perspective, such as free cash flow generation, attractive returns on capital, and conservative balance sheets. Additionally, from a qualitative perspective, quality characteristics include strong management teams, durable competitive advantages, and reasonable growth prospects. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company’s fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Real Estate Securities and REIT Risk – A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries.

Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Sector Risk – The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of October 31, 2025, 20.2% of the Fund’s net assets were invested in stocks within the financials sector. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Value Investing Risk – Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value. In addition, the Fund’s value investment style may go out of favor with investors.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional and A Class Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year, 5-years and 10-years of the Fund compare with those of the Russell 3000® Index and the Russell 1000® Value Index. The performance shown in the bar chart and table for periods prior to November 1, 2021 represents the performance of the Institutional and A Class Shares of the Westwood Quality Value Fund, a series of The Advisor’s Inner Circle Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 1, 2021 (the “2021 Reorganization”). How the Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns - Institutional Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 5.78%.

Best Quarter	Worst Quarter
13.27%	(23.07)%
(12/31/2020)	(03/31/2020)

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s Institutional and A Class Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The figures in the average annual total returns table below reflect the A Class Shares maximum front-end sales charge of 3.00%. Prior to March 1, 2020, A Class Shares of the Predecessor Fund were subject to a maximum front-end sales charge of 5.00%. If the prior maximum front-end sales charge of 5.00% was reflected, performance for A Class Shares of the Predecessor Fund in the average annual total returns table would be lower.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

WESTWOOD QUALITY VALUE FUND	1 Year	5 Years	10 Years
INSTITUTIONAL
Fund Returns Before Taxes	5.78%	8.26%	9.38%
Fund Returns After Taxes on Distributions	1.24%	5.80%	7.32%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	6.70%	6.27%	7.28%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%

A Class
Fund Returns Before Taxes	5.61%	8.04%	9.13%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Matthew Lockridge, Senior Vice President, Head of US Value, has managed the Fund since 2012.*

Mr. Michael Wall, Vice President, Research Analyst, has managed the Fund since 2022.

Mr. Corey Henegar, Senior Vice President, Portfolio Manager and Senior Research Analyst, has managed the Fund since June 2025.

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 1, 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

WESTWOOD QUALITY SMIDCAP FUND

Fund Investment Objective

The investment objective of the Westwood Quality SMidCap Fund (the “Fund” or “SMidCap Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fees		0.75%
Other Expenses		0.32%
Administrative Services Plan Fees[1]	0.17%
Other Operating Expenses	0.15%
Total Annual Fund Operating Expenses		1.07%
Less Fee Reductions and/or Expense Reimbursements[2]		(0.22)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.85%

[1]	The Fund has adopted an Administrative Services Plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Fund’s Institutional Shares. The Fund paid 0.17% of its Institutional Shares’ average daily net assets in Administrative Services Plan Fees for the fiscal year ended October 31, 2025.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.68% of the Fund’s Institutional Shares’ average daily net assets until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling 36-month period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$318	$569	$1,286

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the portfolio turnover rate of the Fund, was 66% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers small- and mid-cap companies to be those companies within the market capitalization range of the Russell 2500® Index at the time of initial purchase. While the market capitalization range of the Russell 2500® Index changes throughout the year, it undergoes an annual reconstitution in June of each year. As of December 31, 2025, the market capitalization range of the companies in the index was between $1.3 million and $37.0 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities or ADRs, the Adviser expects that the Fund’s investment in such securities would normally represent less than 15% of the Fund’s assets.

The Fund invests in approximately 45-75 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing to select securities for the Fund that it believes are undervalued, generally maintain high-quality characteristics, and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book values, revenues and cash flow. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund’s target capitalization range.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Real Estate Securities and REIT Risk – A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Sector Risk – The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of October 31, 2025, 16.2%, 12.9% and 22.4% of the Fund’s net assets were invested in stocks within the financials sector, materials sector and industrials sector, respectively. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. Companies in the materials sector can be negatively affected by various factors, including the volatility of commodity prices, exchange rates, and/or depletion of resources. Economic factors, government regulation, and litigation including liabilities from environmental damage can also cause sector-wide harm. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector be adversely affected by environmental damages, product liability claims and exchange rates.

Value Investing Risk – Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value. In addition, the Fund’s value investment style may go out of favor with investors.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year, 5-years and 10-years of the Fund compare with those of the Russell 3000® Index and the Russell 2500® Value Index. The performance shown in the bar chart and table for periods prior to November 1, 2021 represents the performance of the Institutional Shares of the Westwood Quality SMidCap Fund, a series of The Advisor’s Inner Circle Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 1, 2021 (the “2021 Reorganization”). How the Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns - Institutional Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 8.45%.

Best Quarter	Worst Quarter
22.59%	(30.79)%
(12/31/2020)	(3/31/2020)

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD QUALITY SMIDCAP FUND	1 Year	5 Years	10 Years
INSTITUTIONAL
Fund Returns Before Taxes	8.45%	8.93%	8.64%
Fund Returns After Taxes on Distributions	6.90%	7.38%	6.76%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	5.64%	6.63%	6.43%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	12.73%	10.02%	9.72%

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Prashant Inamdar, CFA®, Senior Vice President, Portfolio Manager and Research Analyst, has managed the Fund since 2013.*

Mr. William Costello, CFA®, Senior Vice President, Director of Equity Portfolios and Senior Portfolio Manager, has managed the Fund since 2018.*

Mr. Trip Rodgers, CFA®, Senior Vice President, Portfolio Manager and Research Analyst, has managed the Fund since September 2023.

Mr. Kyle Martin, CFA®, Vice President, Portfolio Manager and Research Analyst, has managed the Fund since 2021.*

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 1, 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

WESTWOOD QUALITY SMALLCAP FUND

Fund Investment Objective

The investment objective of the Westwood Quality SmallCap Fund (the “Fund” or “SmallCap Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional, A Class, and C Class Shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Class Shares of the Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” of this Prospectus. Investors investing in the A Class and C Class Shares of the Fund through an intermediary should consult Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares	C Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None[1]	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

[1]	A Class Shares purchases of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.
[2]	C Class Shares may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares		A Class Shares	C Class Shares
Management Fees		0.85%	0.85%	0.85%
Distribution (12b-1) Fees		None	0.25%	1.00%
Other Expenses		0.21%	0.08%	0.08%
Administrative Services Plan Fees[1]	0.13%
Other Operating Expenses	0.08%
Total Annual Fund Operating Expenses		1.06%	1.18%	1.93%
Less Fee Reductions and/or Expense Reimbursements[2]		(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.92%	1.04	1.79%

[1]	The Fund has adopted an Administrative Services Plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Fund’s Institutional Shares. The Fund paid 0.13% of its Institutional Shares’ average daily net assets in Administrative Services Plan Fees for the fiscal year ended October 31, 2025.

[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for each of the Institutional, A Class, and C Class Shares (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.79% of the Fund’s Institutional, A Class, and C Class Shares’ average daily net assets until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling 36-month period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$94	$323	$571	$1,281
A Class	$502	$746	$1,010	$1,763
C Class	$282	$593	$1,029	$2,242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the portfolio turnover rate of the Fund, was 63% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers small-cap companies to be those companies within the market capitalization range of the Russell 2000® Index at the time of initial purchase. While the market capitalization range of the Russell 2000® Index changes throughout the year, it undergoes an annual reconstitution in June of each year. As of December 31, 2025, the market capitalization range of the companies in the index was between $1.27 million and $31.3 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investment in such securities would normally represent less than 25% of the Fund’s assets.

The Fund invests in approximately 50-70 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing to select securities for the Fund that it believes are undervalued, generally maintain high-quality characteristics, and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book values, revenues and cash flow. The Fund considers quality characteristics from a quantitative perspective, such as free cash flow generation, attractive returns on capital, and conservative balance sheets. Additionally, from a qualitative perspective, quality characteristics include strong management teams, durable competitive advantages, and reasonable growth prospects. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund’s target capitalization range.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small-Capitalization Company Risk – The small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Real Estate Securities and REIT Risk – A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Sector Risk – The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of October 31, 2025, 23.4% and 20.6% of the Fund’s net assets were invested in stocks within the financials sector and the industrials sector, respectively. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Value Investing Risk – Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value. In addition, the Fund’s value investment style may go out of favor with investors.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional, A Class, and C Class Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year, 5-years, 10-years and since inception of the Fund compare with those of the Russell 3000® Index and the Russell 2000® Index. The performance shown in the bar chart and table for period priors to November 1, 2021 represents the performance of the Institutional, A Class, and A Class Shares of the Westwood Quality SmallCap Fund, a series of the Advisors’ Inner Circle Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 1, 2021 (the “2021 Reorganization”). How the Fund and Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns - Institutional Shares*

*	The Fund’s year-to-date return through December 31, 2025 was (0.06)%.

Best Quarter	Worst Quarter
25.98%	(32.64)%
(12/31/2020)	(3/31/2020)

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s Institutional, A Class and C Class Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD QUALITY SMALLCAP FUND	1 Year	5 Years	10 Years	Inception Date
INSTITUTIONAL				(April 2, 2007)
Fund Returns Before Taxes	(0.06)%	6.57%	8.25%	N/A
Fund Returns After Taxes on Distributions	(1.58)%	5.23%	7.10%	N/A
Fund Returns After Taxes on Distributions and Sale of Fund Shares	0.79%	4.96%	6.47%	N/A
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%	N/A
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	12.59%	8.88%	9.27%	N/A

A Class				(September 3, 2019)
Fund Returns Before Taxes	(0.19)%	6.43%	N/A	7.22%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	N/A	15.65%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	12.59%	8.88%	N/A	10.21%

C Class				(September 3, 2019)
Fund Returns Before Taxes	(0.92)%	5.63%	N/A	6.43%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	N/A	15.65%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	12.59%	8.88%	N/A	10.21%

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. William Costello, CFA®, Senior Vice President, Director of Equity Portfolios, has managed the Fund since 2010.*

Mr. Matthew Lockridge, Senior Vice President, Head of US Value, has managed the Fund since 2010.*

Mr. Frederic G. Rowsey, CFA®, Vice President, Research Analyst and Portfolio Manager, has managed the Fund since 2013.*

Mr. Jordan Latimer, CFA®, Vice President, Research Analyst and Portfolio Manager, has managed the Fund since November 2024.

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 1, 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

WESTWOOD INCOME OPPORTUNITY FUND

Fund Investment Objectives

The primary investment objective of the Westwood Income Opportunity Fund (the “Fund” or “Income Opportunity Fund”) is to provide current income. A secondary investment objective of the Fund is to provide the opportunity for long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional, A Class, and C Class Shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the A Class Shares of the Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” of this Prospectus. Investors investing in A Class and C Class Shares of the Fund through an intermediary should consult Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares	C Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None[1]	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

[1]	A Class Shares purchases of $250,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.
[2]	C Class Shares may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares		A Class Shares	C Class Shares
Management Fees		0.65%	0.65%	0.65%
Distribution (12b-1) Fees		None	0.25%	1.00%
Other Expenses		0.19%	0.12%	0.12%
Administrative Services Plan Fees[1]	0.07%
Other Operating Expenses	0.12%
Total Annual Fund Operating Expenses[2,3]		0.84%	1.02%	1.77%

[1]	The Fund has adopted an Administrative Services Plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.10% based on the average daily net assets of the Fund’s Institutional Shares. The Fund paid 0.07% of its Institutional Shares’ average daily net assets in Administrative Services Plan Fees for the fiscal year ended October 31, 2025.

[2]	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratio of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.
[3]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for each of the Institutional, A Class, and C Class Shares (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.74% of the Fund’s Institutional, A Class, and C Class Shares’ average daily net assets until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling 36-month period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$86	$268	$466	$1,037
A Class	$401	$615	$846	$1,510
C Class	$280	$557	$959	$2,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the portfolio turnover rate of the Fund was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to meet its investment objectives by investing generally more than 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying and/or interest-bearing securities. By utilizing primarily income-producing securities from diverse asset classes, the Fund also seeks to maintain a lower volatility profile than traditional equity-only products. The Fund aims to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of primarily income-producing asset classes. Equity securities may include common stocks, preferred stocks, convertible securities and warrants. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in master limited partnerships (“MLPs”), securities of real estate investment trusts (“REITs”) and shares of exchange-traded funds (“ETFs”). The Fund generally invests in securities of domestic companies, but may also invest in securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investments in such securities would normally represent less than 25% of the Fund’s assets.

The Fund is permitted to invest in companies of any capitalization range. The Fund’s fixed income investments are, in the aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or “junk” bonds) and unrated securities.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives, including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser’s investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income along with capital appreciation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund.

The Fund invests across various asset classes, sectors and securities, and, from time to time, will engage in frequent trading.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Micro-Capitalization Company Risk – Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Real Estate Securities and REIT Risk – A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value (“NAV”) and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Sector Risk – The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of October 31, 2025, 23.6% of the Fund’s net assets were invested in stocks within the financials sector. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may impose discretionary or mandatory liquidity fees. These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Corporate Bond Risk – Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described elsewhere in this section. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Frequent Trading Risk – The Fund’s frequent trading strategy will result in high portfolio turnover and may be more likely to result in realized capital gains that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time-based on market conditions.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional, A Class and C Class Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year, 5-years, 10-years and since inception of the Fund compare with those of the Russell 3000® Index and the Blended 60/40 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index. The performance shown in bar chart and table for periods prior to November 1, 2021 represents the performance of the Institutional, A Class and C Class Shares of the Westwood Income Opportunity Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 1, 2021 (the “2021 Reorganization”). How the Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns - Institutional Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 11.90%.

Best Quarter	Worst Quarter
13.16%	(12.99)%
(6/30/2020)	(3/31/2020)

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s Institutional, A Class and C Class Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a blended secondary index that represents the investment strategy of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD INCOME OPPORTUNITY FUND	1 Year	5 Years	10 Years	Inception Date
INSTITUTIONAL				(December 19, 2005)
Fund Returns Before Taxes	11.90%	4.89%	6.42%	N/A
Fund Returns After Taxes on Distributions	10.77%	3.24%	4.42%	N/A
Fund Returns After Taxes on Distributions and Sale of Fund Shares	7.14%	3.17%	4.51%	N/A
Russell 3000® Index (reflects no deduction for fees, expenses,or taxes)	17.15%	13.15%	14.29%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%	N/A
Blended 60/40 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.58%	5.51%	7.21%	N/A
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	N/A

A Class				(December 31, 2007)
Fund Returns Before Taxes	11.73%	4.68%	6.19%	N/A
Russell 3000® Index (reflects no deduction for fees, expenses,or taxes)	17.15%	13.15%	14.29%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%	N/A
Blended 60/40 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.58%	5.51%	7.21%	N/A
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	N/A

C Class				(September 3, 2019)
Fund Returns Before Taxes	10.96%	3.92%	N/A	5.19%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	N/A	15.65%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	N/A	0.77%
Blended 60/40 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.58%	5.51%	N/A	7.01%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	N/A	16.29%

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Adrian Helfert, Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments, has managed the Fund since 2019.*

Mr. Scott Barnard, CFA®, Vice President and Fixed Income Portfolio Manager, has managed the Fund since 2020.*

Mr. Ben Chittenden, CFA®, Senior Vice President and Portfolio Manager, has managed the Fund since November 2024.

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 1, 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

WESTWOOD MULTI-ASSET INCOME FUND

Fund Investment Objective

The investment objective of the Westwood Multi-Asset Income Fund (formerly, the Westwood High Income Fund) (the “Fund” or “Multi-Asset Income Fund”) seeks to maximize total return through a high level of current income and capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional and A Class Shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Class Shares of the Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” of this Prospectus. Investors investing in A Class Shares of the Fund through an intermediary should consult Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

[1]	A Class Shares purchases of $250,000 may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares		A Class Shares
Management Fees[1]		0.13%	0.13%
Distribution (12b-1) Fees		None	0.25%
Other Expenses		0.23%	0.20%
Administrative Services Plan Fees[2]	0.03%
Other Operating Expenses	0.20%
Total Annual Fund Operating Expenses[3]		0.36%	0.58%
Less Fee Reductions and/or Expense Reimbursements[4]		(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[3,4]		0.27%	0.49%

[1]	Management Fees consist of a base fee at an annualized rate of 0.38% of the Fund’s average daily net assets, and a positive or negative performance adjustment of up to an annualized rate of 0.32% based on the Fund’s Institutional Shares’ performance relative to the Blended 80/20 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index plus 1.00%, resulting in a minimum total fee of 0.06% and a maximum total fee of 0.70%.

[2]	The Fund has adopted an Administrative Services Plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.19% based on the average daily net assets of the Fund’s Institutional Shares. The Fund paid 0.03% of its Institutional Shares’ average daily net assets in Administrative Services Plan Fees for the fiscal year ended October 31, 2025.
[3]	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratio of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.
[4]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for each of the Institutional and A Class Shares (excluding Management Fees, interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fee (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.10% of the Fund’s Institutional and A Class Shares’ average daily net assets until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling 36-month period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$28	$107	$193	$447
A Class	$349	$471	$605	$996

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the portfolio turnover rate of the Fund was 66% of the average value of its portfolio.

Principal Investment Strategies

The Fund has flexibility to achieve its investment objective and invests in a broad range of income-producing securities, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. “Emerging markets” include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the Adviser attempts to capture these opportunities and has latitude to allocate the Fund’s assets among asset classes. The Adviser buys and sells securities and investments for the Fund based on the Adviser’s view of issuer fundamentals, global economics, sectors and overall portfolio construction, taking into account risk/return analyses and relative value considerations.

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers. U.S. issuers include the U.S. government and its agencies and instrumentalities. In addition, a company is considered by the Fund to be a U.S. issuer if: (i) at least 50% of the company’s assets are located in the U.S.; (ii) at least 50% of the company’s revenue is generated in the U.S.; (iii) the company is organized or maintains its principal place of business in the U.S.; or (iv) the company’s securities are traded principally in the U.S.

The Fund seeks to achieve a neutral allocation of 80% of its total assets in debt securities and 20% of its total assets in equity securities. The Adviser’s bottom up investment process and top-down macroeconomic views will drive tactical allocation decisions by overweighting/underweighting stocks and bonds to outperform the benchmark.

The Fund may invest up to 100% of its total assets in debt securities, including corporate bonds, mortgage-backed, mortgage-related and asset-backed securities (including collateralized mortgage obligations), inflation-linked securities (including Treasury Inflation Protected Securities (“TIPS”)), bank loan assignments and participations (“Loans”). The Fund may invest up to 35% of its total assets in Loans. The Fund may invest in debt securities with any maturity, duration or credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality (“junk bonds”). The Fund currently expects to invest no more than 70% of its total assets in junk bonds.

The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The Fund would generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the Fund may extend the settlement by entering into dollar roll transactions in which the Fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date.

The Fund may invest up to 30% of its total assets in equity securities, including common stocks, American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”). The Fund may invest up to 25% of its total assets in REITs. In addition to investments in equity securities, the Fund may also invest up to 50% of its total assets in preferred stocks and convertible securities that have characteristics of both equity and debt securities. The Fund may invest in equity securities, preferred stocks and convertible securities of companies of any market capitalization.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives, including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

As a result of the Fund’s investment style, the Fund, from time to time, will engage in frequent trading.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Corporate Bond Risk – Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Real Estate Securities and REIT Risk – A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Micro-Capitalization Company Risk – Micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Sector Risk – The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Inflation-Linked Securities Risk – The value of inflation-linked securities is expected to change in response to changes in real interest rates (the market rate of interest less the anticipated rate of inflation). Real interest rates change over time as a result of many factors, such as currency exchange rates, central bank monetary policies and general economic conditions. In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g. the Consumer Price Index (the “CPI”)). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described elsewhere in this section. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Collateralized Mortgage Obligations Risk – Collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.

TBA/Dollar Roll Risk – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Also, the Fund’s portfolio turnover rate and transaction costs are increased when the Fund enters into dollar roll transactions.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Frequent Trading Risk – The Fund’s frequent trading strategy will result in high portfolio turnover and may be more likely to result in realized capital gains that must be distributed to shareholders as taxable income and in increased brokerage and other transaction costs.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional and A Class Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year, 5-years, 10-years and since inception of the Fund compare with those of the Russell 3000® Index and the Blended 80/20 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index. The performance shown in bar chart and table for periods prior to November 1, 2021 represents the performance of the Institutional and A Class Shares of the Westwood High Income Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 1, 2021 (the “2021 Reorganization”). Prior to August 31, 2019, the Predecessor Fund had a sub-adviser and, prior to November 1, 2019, the Predecessor Fund employed a different investment strategy. Therefore, the past performance shown for periods prior to August 31, 2019 may have differed if the Predecessor Fund had not had a sub-adviser and the Fund’s current investment strategy had been in effect. How the Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns - Institutional Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 9.59%.

Best Quarter	Worst Quarter
12.59%	(10.88)%
(6/30/2020)	(3/31/2020)

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s Institutional and A Class Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a blended secondary index that represents the investment strategy of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD MULTI-ASSET INCOME FUND	1 Year	5 Years	10 Years	Inception Date
Institutional				(December 28, 2011)
Fund Returns Before Taxes	9.59%	5.03%	6.10%	N/A
Fund Returns After Taxes on Distributions	6.87%	2.94%	4.08%	N/A
Fund Returns After Taxes on Distributions and Sale of Fund Shares	5.69%	2.96%	3.84%	N/A
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%	N/A
Blended 80/20 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	9.45%	2.57%	4.62%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%	N/A
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	N/A

WESTWOOD MULTI-ASSET INCOME FUND	1 Year	5 Years	10 Years	Inception Date
A Class				(June 28, 2013)
Fund Returns Before Taxes	9.28%	4.77%	5.87%	N/A
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%	N/A
Blended 80/20 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	9.45%	2.57%	4.62%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%	N/A
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	N/A

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Adrian Helfert, Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments, has managed the Fund since 2019.*

Mr. Scott Barnard, CFA®, Vice President and Fixed Income Portfolio Manager, has managed the Fund since 2020.*

Mr. Hussein Adatia, Vice President and Portfolio Manager, has managed the Fund since 2020.*

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 1, 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

WESTWOOD ALTERNATIVE INCOME FUND

Fund Investment Objective

The investment objective of the Westwood Alternative Income Fund (the “Fund” or “Alternative Income Fund”) seeks to provide absolute returns through a combination of current income and capital appreciation with low correlation to equity and fixed income markets.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold and sell Institutional shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional and A Class Shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Class Shares of the Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” on page 127 of this Prospectus. Investors investing in A Class Shares of the Fund through an intermediary should consult Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investments)

	Institutional Shares	A Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None

[1]	A Class Shares purchases of $250,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares		A Class Shares
Management Fees[1]		0.80%	0.80%
Distribution (12b-1) Fees		None	0.25%
Other Expenses		0.30%	0.16%
Administrative Services Plan Fees[2]	0.14%
Other Operating Expenses	0.16%
Total Annual Fund Operating Expenses		1.10%	1.21%
Less Fee Reductions and/or Expense Reimbursements[3]		(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[3]		0.90%	1.01%

[1]	Management Fees consist of a base fee at an annualized rate of 0.53% of the Fund’s average daily net assets, and a positive or negative performance adjustment of up to an annualized rate of 0.32% based on the Fund’s Institutional Shares’ performance relative to the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%, resulting in a minimum total fee of 0.21% and a maximum total fee of 0.85%.
[2]	The Fund has adopted an Administrative Services Plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Fund paid 0.14% of its Institutional Shares’ average daily net assets in Administrative Services Plan Fees for the fiscal year ended October 31, 2025.
[3]	Westwood Management Corp. (the “Adviser”) has contractually agreed to waive its Management Fee at an annual rate in the amount of 0.01% of the Fund’s average daily net assets until March 1, 2027 (the “Management Fee Waiver Agreement”). The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for each of the Institutional and A Class Shares (excluding Management Fees, interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fee (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.00% of the Fund’s Institutional and A Class Shares’ average daily net assets until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements (other than Management Fee waivers pursuant to the Management Fee Waiver Agreement) made during the rolling 36-month period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreements to limit expenses remain in effect until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$92	$330	$587	$1,322
A Class	$400	$653	$926	$1,705

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the portfolio turnover rate of the Fund was 89% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an absolute return strategy, which means that the Fund seeks to earn a positive total return through a combination of current income and capital appreciation in all market conditions, by maintaining a portfolio that is designed to have low volatility and low correlations with equity and fixed income markets over a full market cycle.

In seeking to achieve its goals, the Fund invests primarily in income producing convertible securities. Convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. Once a convertible security converts to common stock, the Fund would be an equity owner of the particular company as a common stockholder. The Fund may also invest in equity securities and non-convertible fixed income securities, and may invest in securities of any market capitalization, maturity, duration or credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality (“junk bonds”). The Fund may invest in foreign companies in both developed and emerging markets.

The Fund may seek to exploit certain arbitrage opportunities by, for example, selling common stocks or bonds short against positions in which the Fund has invested in convertible securities, or establishing short positions in convertible securities with long positions in the corresponding common stock or bond. When the Fund sells a security short, it is selling a security it does not own. The Fund may invest in derivative instruments, such as futures contracts, forward contracts, options and swaps (including credit default swaps) to seek to hedge risks such as issuer, equity market, credit, interest rate and foreign currency risks, or enhance the returns of the Fund. The Fund may also seek to generate income from option premiums by writing (selling) call and put options on individual securities, broad-based securities indexes or exchange-traded funds (“ETFs”). The Adviser seeks to identify undervalued convertible securities by utilizing quantitative tools and fundamental research to assess a security’s income characteristics, liquidity, credit quality, volatility and equity value. The Adviser seeks to invest in companies with strong business models, quality management, and favorable financial conditions. The Adviser will consider selling a convertible security when it believes that the security is no longer undervalued, or there are unfavorable changes in the fundamentals of the underlying company or the structure of the convertible security. The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.

When the Adviser believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, it may increase the Fund’s investments in cash or money market instruments to protect the Fund’s assets and maintain liquidity. When the Fund’s investments in cash or money market instruments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity and fixed income securities.

The Fund invests across various asset classes, sectors and securities, and, from time to time, will engage in frequent trading.

As a result of the Fund’s investment style, the Fund, from time to time, will engage in frequent trading.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.

Corporate Bond Risk – Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Investments in corporate bonds are also subject to the same risks as fixed income securities.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Securities Risk – Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described elsewhere in this section. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Short Sales Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share price. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Sector Risk – The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of October 31, 2025, 34.8% and 19.0% of the Fund’s net assets were invested in stocks within the technology sector and the industrials sector, respectively. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector be adversely affected by environmental damages, product liability claims and exchange rates.

Warrants Risk – Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Micro-Capitalization Company Risk – Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Absolute Return Strategy Risk – The Fund’s absolute return strategy may cause the Fund to underperform compared to equity or fixed income markets or other mutual funds that do not utilize an absolute return strategy. For example, in rising markets, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform or sustain losses. Periodic underperformance is to be expected and is a result of the Fund’s overall hedging techniques employed for the absolute return strategy. Additionally, there is a risk that the Adviser will be unable to construct a portfolio that limits the Fund’s exposure to market movements, and as a result, the Fund’s performance may reflect general market movements.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value (“NAV”) and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may impose discretionary or mandatory liquidity fees. These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Frequent Trading Risk – The Fund’s frequent trading strategy will result in high portfolio turnover and may be more likely to result in realized capital gains that must be distributed to shareholders as taxable income and in increased brokerage and other transaction costs.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional and A Class Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year, 5-years, 10-years, and since inception of the Fund compare with those of the Bloomberg U.S. Aggregate Bond Index and the FTSE 1-Month U.S. Treasury Bill Index. The performance shown in bar chart and table for periods prior to November 1, 2021 represents the performance of the Institutional and A Class Shares of the Westwood Alternative Income Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 1, 2021 (the “2021 Reorganization”). How the Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns - Institutional Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 7.55%.

Best Quarter	Worst Quarter
3.52%	(2.76)%
(9/30/2024)	(3/31/2020)

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s Institutional and A Class Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD ALTERNATIVE INCOME FUND	1 Year	5 Years	10 Years	Inception Date
Institutional				(May 1, 2015)
Fund Returns Before Taxes	7.55%	4.39%	4.38%	N/A
Fund Returns After Taxes on Distributions	6.90%	2.50%	3.01%	N/A
Fund Returns After Taxes on Distributions and Sale of Fund Shares	4.78%	2.54%	2.80%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	1.85%	N/A
FTSE 1-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	4.35%	3.25%	2.17%	N/A

A Class				(March 1, 2020)
Fund Returns Before Taxes	7.57%	4.27%	N/A	5.50%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	N/A	0.40%
FTSE 1-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	4.35%	3.25%	N/A	2.83%

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Adrian Helfert, Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments, has managed the Fund since 2020.*

Mr. Christopher Hartman, Vice President and Portfolio Manager, has managed the Fund since 2021.*

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 1, 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

Westwood REAL ESTATE Income Fund

Investment Objective

The Westwood Real Estate Income Fund (formerly, the Westwood Select Income Fund) (the “Fund”) seeks high current income and potential for modest long-term growth of capital.

Fund Fees and Expenses

These tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional and A Class Shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts on A Class Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the A Class Shares of the Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” of this Prospectus. Investors investing in A Class Shares of the Fund through an intermediary should consult Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares
Maximum Sales Charge (load) on Purchases (as a percentage of offering price)	None	3.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None[1]

[1]	A Class Shares purchases of $250,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Share		A Class Shares
Management Fees[1]		0.70%		0.70%
Distribution (12b-1) Fees		None		0.25%
Other Expenses		0.15%		0.19%
Administrative Services Plan Fees[1]	0.05%		0.09%
Other Operating Expenses	0.10%		0.10%
Total Annual Fund Operating Expenses[2]		0.85%		1.14%

[1]	The Fund has adopted an Administrative Services Plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.05% and 0.20% based on the average daily net assets of the Fund’s Institutional Shares and A Class Shares, respectively. The Fund paid 0.05% and 0.09% of its Institutional Shares’ and A Class Shares’ average daily net assets, respectively, in Administrative Services Plan Fees for the fiscal year ended October 31, 2025.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.10% of the Fund’s Institutional Shares’ average daily net assets, and 1.50% of the Fund’s A Class Shares’ average daily net assets, average daily net assets, until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This fee waiver and expense reimbursement agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Advisor, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$87	$271	$471	$1,049
A Class Shares	$413	$651	$909	$1,645

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in income-producing securities. The Fund invests primarily in securities of companies in the real estate industry, such as real estate investment trusts (“REITs”), master limited partnerships and other real estate firms. Investments in these issuers are expected to include a significant portion of assets in preferred stock, and may also include convertible preferred stock, debt obligations and other senior securities. The Fund may also invest in common stock, rights and warrants to purchase securities, and limited partnership interests to the extent the Adviser deems appropriate. To select investments for the Fund, the Adviser uses a value-oriented philosophy focused on an issuer’s cash flow and future cash generation capability, its asset valuations, and the capabilities of its management. Specific to real estate companies, the Adviser analyzes an issuer’s cash flow potential, current and future occupancy and rental trends, underlying tenant health, and the costs associated with maintaining the physical condition of assets in its portfolio. The evaluation of an issuer’s management team primarily consists of understanding its capital allocation track record regarding property acquisition, development and disposition, and how it chooses to fund these endeavors. For broad financial companies, the Adviser assesses financial characteristics such as likely asset growth, margins, credit risk, balance sheet funding, and revenue growth potential of various fee generating businesses. By using this approach, the Adviser seeks to identify investments with the opportunity to generate attractive risk adjusted returns over time.

The Fund invests in securities of companies having any capitalization, any maturity and any credit quality (including bonds commonly referred to as “junk bonds”). The Fund may purchase restricted securities or securities which are deemed to be not readily marketable.

The Fund may write (sell) call options and purchase put options on individual stocks or broad-based stock indices, including exchange-traded funds (“ETFs”) that replicate such indices. The Fund may also enter into put option spreads, which consist of paired purchased and written options with different strike prices on the same stock or index. The Fund generally intends to use option strategies to seek to generate premium income, acquire a security at a specified price, or reduce the Fund’s exposure to market risk and volatility.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Real Estate Securities and REITs Risk: Investments in real estate securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, increases in interest rates, and the availability of financing. The availability of financing may be adversely impacted by, among other things, banks’ view of the adequacy of real estate collateral and defaults by borrowers or tenants. The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. In addition, the Fund’s investment in REITs is subject to the risks associated with the direct ownership of real estate, including fluctuations in value due to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and defaults by borrowers or tenants. Treasury Regulations make available to Fund shareholders, on a pass-through basis, the same tax deduction for qualified business income based on dividends received from REITs that is available to individuals who invest directly in REITs.

Liquidity Risk: Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Lower-Rated Debt Securities (“Junk Bonds”) Risk: Securities rated below investment grade and comparable unrated securities are often referred to as “junk bonds.” Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends or ultimately repay principal upon maturity. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the use of credit ratings to evaluate lower-rated securities can involve certain risks.

Equity Risk: Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small- and Mid-Capitalization Company Risk: Small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Stocks Risk: The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Borrowing Risk: Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Concentration Risk: The Fund concentrates its investments in issuers of the real estate industry to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry than a fund that does not concentrate its investments and invests more broadly across industries and sectors.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

●	Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa) or S&P® Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

●	Extension Risk: Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

●	Interest Rate Risk: The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.

●	Prepayment Risk: Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition there can be no assurance given that any derivatives strategy will succeed and the Fund may lose money as a result of its use of derivative instruments. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

Exchange-Traded Funds (“ETFs”) Risk: Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs beyond the limitations otherwise imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Management Style Risk: The portfolio manager’s method of security selection may not be successful, and the Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated.

Market Risk: The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Master Limited Partnerships (“MLPs”) Risk: Investments in the debt and equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. The Fund and its shareholders are not eligible for a tax deduction based on income received from MLPs that is available to individuals who invest directly in MLPs.

Mortgage-Related and Other Asset-Backed Securities Risk: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility (i.e., extension risk). In addition, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates (i.e., prepayment risk). The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Restricted and Illiquid Securities Risk: Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Fund may not be able to sell the security at a time when the Adviser might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Certain restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be treated as liquid even though they may be less liquid than registered securities traded on established secondary markets.

Performance Information

The bar chart and table that follow provide some indication of the risks of an investment in the Institutional and A Class Shares of the Fund for 1-year, 5-years and 10-years compared with those of the Bloomberg U.S. Aggregate Bond Index and the ICE BofAML Fixed Rate Preferred Securities Index. The Fund is the successor to the Salient Select Income Fund, a series of Forward Funds (the “Predecessor Fund”) through a reorganization with the Fund on November 18, 2022 (the “2022 Reorganization”). The performance shown in the bar chart and table for periods prior to November 18, 2022 represents the performance of the Institutional Class and Class A shares of the Predecessor Fund. In connection with the 2022 Reorganization, Institutional Class and Class A shares of the Predecessor Fund were exchanged for and renamed Institutional Shares and A

Class Shares of the Fund, respectively. In addition, Investor Class shares of the Predecessor Fund were exchanged for A Class Shares of the Fund. The performance of any index does not reflect deductions for fees, expenses or taxes. If the investment adviser to the Fund and the Predecessor Fund had not agreed to waive or reimburse certain Fund or Predecessor Fund expenses during the period shown, if applicable, the Fund’s and the Predecessor Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

The Adviser has served as the investment adviser to the Fund since the 2022 Reorganization and has not used a sub-adviser to manage the Fund since the 2022 Reorganization. This name change does not reflect a change in the Adviser’s role in managing the Fund’s portfolio or the advisory structure.

The bar chart shows the performance of the Fund’s Institutional Shares. The returns for the Fund’s A Class Shares will be lower than the Institutional Shares’ returns shown in the bar chart because the expenses of the classes differ. All returns reflect reinvestment of all dividend and capital gain distributions.

Calendar Year Returns - Institutional Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 1.75%.

Best Quarter	Worst Quarter
20.09%	(31.56)%
June 30, 2020	March 31, 2020

Average Annual Total Returns For the period ended December 31, 2025

This table compares the Fund’s Institutional and A Class Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD REAL ESTATE INCOME FUND	1 Year	5 Years	10 Years
Institutional
Return Before Taxes	1.75%	4.37%	4.27%
Return After Taxes on Distributions	0.46%	3.00%	2.65%
Return After Taxes on Distributions and Sale of Fund Shares	1.94%	3.18%	2.87%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%
ICE BofAML Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses, or taxes)	5.21%	1.65%	3.99%

A Class
Return Before Taxes	1.50%	4.03%	3.89%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%
ICE BofAML Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses, or taxes)	5.21%	1.65%	3.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges. All returns reflect reinvestment of all dividend and capital gain distributions.

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Manager

Mr. John D. Palmer, Senior Vice President and Portfolio Manager, has managed the Fund since 2021.

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 18, 2022. For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

Westwood Broadmark Tactical Growth Fund

Investment Objective

The Westwood Broadmark Tactical Growth Fund’s (the “Fund”) investment objective is to produce above-average, risk adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index.

Fund Fees and Expenses

These tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional, A Class and C Class Shares, which are not reflected in the tables and Examples below. You may qualify for sales charge discounts on A Class and C Class Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the A Class Shares of the Fund. More information about these and other discounts is available from (i) your financial professional and (ii) in the section “Sales Charges” of this Prospectus. Investors investing in A Class Shares of the Fund through an intermediary should consult Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares	C Class Shares
Maximum Sales Charge (load) on purchases (as a percentage of offering price)	None	4.00%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None[1]	1.00%[2]

[1]	A Class Shares purchases of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.
[2]	C Class Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

	Institutional Shares		A Class Shares		C Class Shares
Management Fee		1.10%		1.10%		1.10%
Distribution (12b-1) Fees		None		0.25%		0.75%
Other Expenses		0.17%		0.21%		0.37%
Administrative Services Plan Fees[1]	0.05%		0.09%		0.25%
Other Operating Expenses	0.12%		0.12%		0.12%
Acquired Fund Fees and Expenses[2]		0.14%		0.14%		0.14%
Total Annual Fund Operating Expenses[2]		1.41%		1.70%		2.36%

[1]	The Fund has adopted an Administrative Services Plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.05%, 0.20% and 0.25% based on the average daily net assets of the Fund’s Institutional Shares, A Class Shares and C Class Shares, respectively. The Fund paid 0.05%, 0.09% and 0.25% of its Institutional Shares’, A Class Shares’ and C Class Shares’ average daily net assets, respectively, in Administrative Services Plan Fees for the fiscal year ended October 31, 2025.
[2]	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratio of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$144	$446	$771	$1,691
A Class Shares	$566	$914	$1,286	$2,328
C Class Shares	$239	$736	$1,260	$2,696

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
C Class Shares*	$339	$736	$1,260	$2,696

*	Institutional and A Class Shares do not charge a CDSC.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 179% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment strategy is designed to evaluate the market to determine whether the market as a whole or a particular sector or industry is undervalued or overvalued. Broadmark Asset Management LLC (“Broadmark” or the “Sub-Adviser”) seeks to identify potential long and short investments that it believes offer the greatest risk adjusted potential for returns. The Fund seeks to gain exposure to equity indices, sectors and industry groups that it believes are more attractive on a relative basis and may take short positions in equity indices, sectors or industry groups that it believes are less attractive on a relative basis. The Sub-Adviser will rely on a variety of factors to reach its determination of the relative value of potential investments, including valuation, monetary conditions, investor sentiment, and momentum factors. The Sub-Adviser uses equity valuation models, such as historical price-earnings ratios, price-sales ratios, 10-year normalized earnings, dividend discount models and other measures to determine equity valuation relative to the economic and business cycles. Similar valuation and relative strength metrics are applied to sectors and industries in order to determine undervaluation and overvaluation relative to historical precedent and within the context of the overall stock market, business, and economic cycles. Additionally, the Sub-Adviser uses a series of momentum models, which are used to determine the overall money flow into and out of an equity security.

Relative to the U.S. equity market, the Fund is designed to outperform during periods of higher volatility or when the U.S. equity market is falling. The Fund may underperform the U.S. equity market in other market environments.

The Fund may employ both leveraged investment techniques as well as short positions which allow the Fund to obtain investment exposure that can range from 120% long to 100% short, as a percentage of the Fund’s net assets at the time of investment. In most market conditions, the Fund maintains investment exposure between 100% long and 100% short, as a percentage of the Fund’s net assets at the time of investment.

The Fund invests in instruments providing exposure to securities market indices, industries or sectors within U.S. and overseas equity markets. These instruments primarily include exchange-traded funds (“ETFs”) and futures on securities indices. The Fund may obtain exposure to equity securities of U.S. and non-U.S. issuers, including issuers in countries considered to be emerging market countries, in all market capitalization ranges, including small capitalization stocks. Under certain market conditions, the Fund may hold a substantial portion of its assets in cash, cash equivalents, fixed income securities of U.S. and non-U.S. issuers that are of investment grade quality and of any maturity, exchange-traded notes (“ETNs”), and/or money market or other funds that invest in these instruments.

On occasion, the Fund may write covered put and call options and purchase put and call options on securities, securities indices and shares of ETFs. The Fund may purchase or write options in combination with each other (simultaneously writing call options and purchasing put options) to adjust risk and return of its overall investment positions.

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Management Style Risk: The portfolio manager’s method of security selection may not be successful, and the Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Fund’s investment advisor, Westwood Management Corp. (the “Adviser”) and/or the Sub-Adviser, as appropriate, rely heavily on quantitative models (both proprietary models developed by the Adviser and/or Sub-Adviser, and those supplied by third-party vendors) and information and data supplied by third-party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Market Risk: The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Borrowing Risk: Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Cash and Cash Equivalents Risk: It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

●	Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa) or S&P® Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

●	Extension Risk: Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

●	Interest Rate Risk: The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser (defined below).

●	Prepayment Risk: Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition, there can be no assurance given that any derivatives strategy will succeed, and the Fund may lose money as a result of its use of derivative instruments. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

Emerging Market Risk: Emerging market securities present greater investment risks than investing in the securities of companies in developed markets. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Equity Risk: Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Exchange-Traded Funds (“ETFs”) Risk: Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs beyond the limitations otherwise imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Exchange-Traded Notes (“ETNs”) Risk: The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund bears its proportionate share of any fees and expenses associated with investment in such securities. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity, and it may be difficult for the Fund to sell its ETN holdings due to limited availability of a secondary market.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

●	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

●	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

●	Political and economic developments may also adversely impact the value of foreign securities.

●	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

●	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

●	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Investment in Money Market Mutual Funds Risk: The Fund invests in money market mutual funds. While government money market funds seek to transact at a $1.00 per share stable net asset value, certain other money market funds transact at a fluctuating net asset value, and it is possible to lose money by investing in money market funds. Further, money market funds may impose discretionary or mandatory liquidity fees upon redemption. Investments in money market funds are not insured or guaranteed by the FDIC or any other government agency.

Leverage Risk: If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk: Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Portfolio Turnover Risk: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable U.S. Securities and Exchange Commission (the “SEC”) provisions under the 1940 Act.

Small- and Mid-Capitalization Company Risk: Small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Stocks Risk: The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Sub-Adviser Risk: The Fund is subject to management risk because it relies on the Sub-Adviser’s ability to pursue the Fund’s objective. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Tax Risk: The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the tax characterization of a Fund’s investments, or the tax treatment of income from such investments, were successfully challenged by the IRS, the Fund may have to alter its investment strategy to remain compliant with the rules applicable to regulated investment companies. If the Fund were to fail to comply with such rules, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

Performance Information

The bar chart and table below provide some indication of the risks of an investment in the Fund by showing changes in the performance of the Institutional, A Class and C Class Shares of the Fund for 1-year, 5-years and 10-years compared with those of the S&P 500® Index and the HFRX Equity Hedge Index. The Fund is the successor to the Salient Tactical Growth Fund, a series of Forward Funds (the “Predecessor Fund”) through a reorganization with the Fund on November 18, 2022 (the “2022 Reorganization”). The performance shown in the bar chart and table for periods prior to November 18, 2022 represents the performance of the Institutional Class, Class A and Class C shares of the Predecessor Fund. In connection with the 2022 Reorganization, Institutional Class, Class A and Class C shares of the Predecessor Fund were exchanged for and renamed Institutional Shares, A Class Shares and C Class Shares of the Fund, respectively. In addition, Investor Class shares of the Predecessor Fund were exchanged for A Class Shares of the Fund. The performance of any index does not reflect deductions for fees, expenses or taxes. If the investment adviser to the Predecessor Fund had not agreed to waive or reimburse certain Predecessor Fund expenses during the period shown, if applicable, the Fund’s and the Predecessor Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

The bar chart shows the performance of the Fund’s Institutional Shares. The returns for Fund’s A Class Shares and C Class Shares will be lower than the Institutional Shares’ returns shown in the bar chart because the expenses of the classes differ. All returns reflect reinvestment of all dividend and capital gain distributions.

Calendar Year Returns - Institutional Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 9.14%.

Best Quarter	Worst Quarter
6.49%	(6.87)%
September 30, 2025	December 31, 2018

Average Annual Total Returns For the period ended December 31, 2025

This table compares the Fund’s Institutional, A Class, and C Class Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD BROADMARK TACTICAL GROWTH FUND	1 Year	5 Years	10 Years
Institutional
Return Before Taxes	9.14%	3.42%	4.50%
Return After Taxes on Distributions	8.60%	2.38%	3.30%
Return After Taxes on Distributions and Sale of Fund Shares	5.56%	2.27%	3.07%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses, or taxes)	10.06%	6.61%	4.75%

A Class
Return Before Taxes	8.83%	3.09%	4.10%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses, or taxes)	10.06%	6.61%	4.75%

C Class
Return Before Taxes	8.13%	2.45%	3.49%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses, or taxes)	10.06%	6.61%	4.75%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs”). After-tax returns are shown only for Institutional Shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges. All returns reflect reinvestment of all dividend and capital gain distributions.

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser (the “Adviser”). The Adviser has engaged the services of Broadmark to act as sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Ricardo Cortez, CIMA®, Chief Executive Officer at Broadmark, has managed the Fund since 2009.*

Mr. Richard Damico, Chief Investment Officer at Broadmark, has managed the Fund since 2009.*

Mr. Adrian Helfert, Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments at Westwood, has managed the Fund since February 2024.

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 18, 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

WESTWOOD BROADMARK TACTICAL PLUS FUND

Investment Objective

The Westwood Broadmark Tactical Plus Fund (the “Fund”) seeks to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index.

Fund Fees and Expenses

These tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional, A Class and F Class Shares, which are not reflected in the tables and Examples below. You may qualify for sales charge discounts on A Class Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from (i) your financial professional and (ii) in the section “Sales Charges” of this Prospectus. Investors investing in A Class Shares of the Fund through an intermediary should consult Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares	F Class Shares
Maximum Front-End Sales Charge (load) on Purchases (as a percentage of purchase price)	None	3.00%	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase or sale price, whichever is less)	None	None[1]	None

[1]	A Class Shares purchases of $250,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares		A Class Shares		F Class Shares
Management Fee		1.40%		1.40%		1.40%
Distribution (12b-1) Fees		None		0.25%		None
Other Expenses		0.34%		0.34%		0.34%
Administration Services Plan Fees[1]	0.10%		0.10%		0.10%
Other Operating Expenses[2]	0.24%		0.24%		0.24%
Acquired Fund Fees and Expenses[2]		0.13%		0.13%		0.13%
Total Annual Fund Operating Expenses[2]		1.87%		2.12%		1.87%
Fee Waiver and/or Expense Reimbursement[3]		(0.39)%		(0.39)%		(0.70)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2,3]		1.48%		1.73%		1.17%

[1]	The Fund has adopted an Administrative Services Plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.10% based on the average daily net assets of the Fund’s Institutional Shares, A Class Shares and F Class Shares, respectively. The Fund paid 0.10% of its Institutional Shares’, A Class Shares’ and F Class Shares’ average daily net assets, respectively, in Administrative Services Plan Fees for the fiscal year ended October 31, 2025.
[2]	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratio of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.
[3]	The Fund’s investment adviser, Salient Advisors, L.P. (“Salient Advisors” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.35% of the Fund’s Institutional Shares’ average daily net assets, 1.60% of the Fund’s A Class Shares, and 1.04% of the Fund’s F Class Shares, until April 30, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This fee waiver and expense reimbursement agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Advisor, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2027. This fee waiver and expense reimbursement agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until April 30, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$151	$550	$975	$2,159
A Class Shares	$471	$908	$1,370	$2,648
F Class Shares	$119	$520	$946	$2,133

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 670% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. These instruments generally include futures and options on securities, securities indices and shares of exchange-traded funds (“ETFs”). The Fund may also invest in equity securities (such as common stocks, preferred stocks and shares of investment companies, including ETFs) of U.S. and non-U.S. issuers, which may include emerging market issuers, in any industry sector and in all market capitalization ranges, including small capitalization stocks, without limitation.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, including money market instruments, commercial paper and short-term securities issued by U.S. and non-U.S. issuers, and in fixed income instruments of U.S. and

non-U.S. issuers that are of investment grade and of any maturity. Such fixed income instruments include corporate bonds, government securities, and bank debt. The Fund may also invest in futures, options, and swaps on fixed income instruments, credit indices, and interest rates such as futures on government securities and options on interest rate swaps.

Broadmark Asset Management LLC’s (“Broadmark” or the “Sub-Adviser”) investment approach for managing the Fund’s assets focuses on identifying securities and other instruments that the Sub-Adviser believes are undervalued, or overvalued, relative to their intrinsic values, and that offer the greatest risk adjusted potential for returns. In evaluating whether a particular market, sector or industry is undervalued or overvalued, the Sub-Adviser considers a variety of factors, including valuation and monetary conditions, investor sentiment and returns over a calendar year or other time period. The Sub-Adviser seeks to invest in futures, options and options on futures on indices, equity securities, and other instruments in sectors and industries or groups of industries that the Sub-Adviser believes are attractive on a relative basis. Consistent with this approach, the Sub-Adviser may also sell short options and futures on indices, equity securities and other instruments that it believes are less attractive on a relative basis. The Sub-Adviser’s investment approach also involves using strategies designed to create less downside volatility than the HFRX Equity Hedge Index. With respect to the Fund, the Fund’s principal investment strategies include seeking to create less market exposure during equity market downturns. If this strategy is successful, having less equity market exposure during equity downturns, as determined by the Sub-Adviser’s investment process, will result in the Fund having less downside volatility than the HFRX Equity Hedge Index.

For hedging and non-hedging (speculative) purposes, the Fund may invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund may write (sell) covered and uncovered put and call options, and may purchase put and call options, on securities, securities indices, shares of ETFs and other instruments. In addition, for purposes of adjusting risk and return of its investment positions, the Fund may purchase or write a combination of options (i.e., simultaneously writing call options and purchasing put options).

In addition to purchasing, or taking “long” positions in equity securities, the Fund may employ both leveraged investment techniques (e.g., investments in futures and options) as well as short positions on target securities, which allow the Fund a net exposure which can range from 200% net long to 100% net short in its portfolio, as measured at the time of investment. For example, if the Fund invests 130% of its net assets in long positions and 30% of its net assets in short positions, the Fund is “100% net long.” When the Fund’s outstanding short positions equal its net assets, the Fund is “100% net short.” The Fund may employ short positions independently of (and without regard to) its existing long positions and such short positions may not offset, or correlate directly to, long positions.

The percentage of the Fund’s assets held in cash and cash equivalents will fluctuate depending on various factors, including the Sub-Adviser’s current assessment of markets, valuation and monetary conditions, investor sentiment, risks and other investment factors, the Fund’s current requirements for liquidity, and the Fund’s need to satisfy margin requirements with respect to its use of derivative instruments.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund may temporarily invest extensively in cash and cash equivalents for the purpose of protecting the Fund in the event the Sub-Adviser determines that market, economic, political, or other conditions warrant a defensive posture. To the extent that the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. All securities investing and trading activities risk the loss of capital. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Management Style Risk: The portfolio manager’s method of security selection may not be successful, and the Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser or Sub-Adviser may select investments that fail to perform as anticipated.

Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Market Risk: The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser and/or the Sub-Adviser, as appropriate, rely heavily on quantitative models (both proprietary models developed by the Adviser and/or Sub-Adviser, and those supplied by third-party vendors) and information and data supplied by third-party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Cash and Cash Equivalents Risk: It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Foreign Currency Risk: As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed- income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

●	Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa) or S&P® Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

●	Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

●	Interest Rate Risk. The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

●	Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition, there can be no assurance given that any derivatives strategy will succeed, and the Fund may lose money as a result of its use of derivative instruments.

Emerging Market Risk: Emerging market securities present greater investment risks than investing in the securities of companies in developed markets. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Equity Risk: Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Exchange-Traded Funds (“ETFs”) Risk: Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs beyond the limitations otherwise imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

●	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

●	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

●	Political and economic developments may also adversely impact the value of foreign securities.

●	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

●	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

●	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Hedging Risk: The Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause the Fund to lose money and can reduce the opportunity for gain.

Investment in Money Market Mutual Funds Risk: The Fund invests in money market mutual funds. While government money market funds seek to transact at a $1.00 per share stable net asset value, certain other money market funds transact at a fluctuating net asset value, and it is possible to lose money by investing in money market funds. Further, money market funds may impose discretionary or mandatory liquidity fees upon redemption. Investments in money market funds are not insured or guaranteed by the FDIC or any other government agency.

Leverage Risk: If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk: Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Overseas Exchanges Risk: The Fund may engage in transactions on a number of overseas stock exchanges, which may pose increased risk to the Fund and result in delays in obtaining accurate information on the value of securities. In addition, the Fund may engage in transactions in the stock markets of emerging market countries, which in general have stock markets that are less liquid, smaller and less regulated than many of the developed country stock markets.

Portfolio Turnover Risk: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable U.S. Securities and Exchange Commission (the “SEC”) provisions under the 1940 Act.

Small- and Mid-Capitalization Company Risk: Small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Stocks Risk: The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Sub-Adviser Risk: A Fund is subject to management risk because it relies on the Sub-Adviser’s ability to pursue the fund’s objective. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Swap Agreements Risk: Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk: The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the tax characterization of the Fund’s investments, or the tax treatment of income from such investments, were successfully challenged by the IRS, the Fund may have to alter its investment strategy to remain compliant with the rules applicable to regulated investment companies. If the Fund were to fail to comply with such rules, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Performance Information

The bar chart and table below provide some indication of the risks of an investment in the Fund by showing changes in the performance of the Institutional, A Class and F Class Shares of the Fund for 1-year, 5-years and 10-years compared with those of the S&P 500® Index and the HFRX Equity Hedge Index. The Fund is the successor to the Salient Tactical Plus Fund, a series of Salient MF Trust (the “Predecessor Fund”) through a reorganization with the Fund on November 18, 2022 (the “2022 Reorganization”). The performance shown in the bar chart and table for periods prior to November 18, 2022 represents the performance of the Class I, Class, A, and Class F shares of the Predecessor Fund. In connection with the 2022 Reorganization, Class I, Class A, and Class F shares of the Predecessor Fund were exchanged for and renamed Institutional Shares, A Class Shares, Shares and F Class Shares of the Fund, respectively. The performance of any index does not reflect deductions for fees, expenses or taxes. If the investment adviser to the Fund and the Predecessor Fund had not agreed to waive or reimburse certain Fund or Predecessor Fund expenses during the period shown, if applicable, the Fund’s and the Predecessor Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

On December 12, 2014, an earlier iteration of the Fund, named the Broadmark Tactical Plus Fund (the “Old Broadmark Tactical Plus Fund”) was reorganized into the Predecessor Fund (the “Broadmark Reorganization”). In the Broadmark Reorganization, the Old Broadmark Tactical Plus Fund contributed its assets to the Predecessor Fund, and Investor Class and Institutional Class shares of the Old Broadmark Tactical Plus Fund were exchanged for Class F shares of the Predecessor Fund. Following the Broadmark Reorganization, the Predecessor Fund’s investment objective, strategies and policies were in all material respects equivalent to those of the Old Broadmark Tactical Plus Fund. Following the Broadmark Reorganization, the Predecessor Fund was reorganized as the Fund. The Fund’s investment objective and strategies are in all material respects equivalent to those of the Predecessor Fund.

The information below is based on the performance information of the Fund, the Predecessor Fund and the combined fund resulting from the Broadmark Reorganization, and the Old Broadmark Tactical Plus Fund prior to the Broadmark Reorganization (adjusted as necessary to reflect the fees applicable to each of the Predecessor Fund’s classes of shares, respectively). Beginning December 12, 2014, performance reflects the performance of the Predecessor Fund and the actual fees and expenses of each of its share classes.

The bar chart shows the performance of the Fund’s Institutional Shares. The returns for A Class Shares will be lower than the Institutional Shares’ returns shown in the bar chart because the expenses of the classes differ. The returns for F Class Shares will be higher than the Institutional Shares’ returns shown in the bar chart because the expenses of the classes differ. All returns reflect reinvestment of all dividend and capital gain distributions.

Calendar Year Returns - Institutional Shares*

*	The Fund’s year-to-date return through December 31, 2025 was (2.68)%.

Best Quarter	Worst Quarter
8.13%	(3.38)%
December 31, 2016	March 31, 2020

Average Annual Total Returns For the period ended December 31, 2025

This table compares the Fund’s Institutional, A Class, and F Class Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD BROADMARK TACTICAL PLUS FUND	1 Year	5 Year	10 Year
Institutional
Return Before Taxes	(2.68)%	1.50%	3.84%
Return After Taxes on Distributions	(3.75)%	0.27%	2.42%
Return After Taxes on Distributions and Sale of Fund Shares	(1.55)%	0.75%	2.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	10.06%	6.61%	4.75%

A Class
Return Before Taxes	(2.94)%	1.23%	3.59%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	10.06%	6.61%	4.75%

F Class
Return Before Taxes	(2.44)%	1.80%	4.14%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	10.06%	6.61%	4.75%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax-returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges.

Investment Adviser

Salient Advisors is the Fund’s investment adviser (the “Adviser”). The Adviser has engaged Broadmark Asset Management LLC to act as sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Ricardo Cortez, CIMA®, Chief Executive Officer at Broadmark, has managed the Fund since 2012.*

Mr. Richard Damico, Senior Portfolio Manager and Chief Investment Officer at Broadmark, has managed the Fund since 2012.*

Mr. Adrian Helfert, Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments at Westwood, has managed the Fund since February 2024*.

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 18, 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

WESTWOOD SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Fund Investment Objective

The investment objective of the Westwood Salient MLP & Energy Infrastructure Fund (the “Fund” or the “MLP Fund”) seeks to maximize total return (capital appreciation and income).

Fund Fees and Expenses

These tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional, A Class, and C Class Shares, which are not reflected in the tables or the example below. You may qualify for sales charge discounts on A Class and C Class Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from (i) your financial professional and (ii) in the section “Sales Charges” of this Prospectus. Investors investing in A Class and C Class Shares of the Fund through an intermediary should consult Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares	C Class Shares
Maximum Front-End Sales Charge (load) on Purchases (as a percentage of purchase price)	None	4.00%	None
Maximum Front-End Sales Charge (load) on Purchases (as a percentage of purchase price)	None	None[1]	1.00%[2]

[1]	A Class Shares purchases of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.
[2]	C Class Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares		A Class Shares		C Class Shares
Management Fees		0.90%		0.90%		0.90%
Distribution (12b-1) Fees		None		0.25%		1.00%
Other Expenses		0.19%		0.18%		0.20%
Administrative Services Plan Fees[1]	0.09%		0.08%		0.10%
Other Operating Expenses	0.10%		0.10%		0.10%
Acquired Fund Fees and Expenses[2]		0.03%		0.03%		0.03%
Total Annual Fund Operating Expenses[2]		1.12%		1.36%		2.13%
Less Fee Reductions and/or Expense Reimbursements[3]		(0.04)%		(0.04)%		(0.04)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[2,3]		1.08%		1.32%		2.09%

[1]	The Fund has adopted an Administrative Services Plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.10% based on the average daily net assets of the Fund’s Institutional Shares, A Class Shares and C Class Shares, respectively. The Fund paid 0.09% of its Institutional Share’s, 0.08% of its A Class Share’s, and 0.10% of its C Class Share’s average daily net assets in Administrative Services Plan Fees for the fiscal period ended October 31, 2025.
[2]	“Total Annual Fund Operating Expenses” and Total Annual Fund Operating Expenses After Fee Reductions and/or Expenses Reimbursement” will not correlate to the ratios of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.
[3]	The Fund may invest in one or more Westwood Funds (“Underlying Funds”). Westwood Management Corp. (the “Adviser”) has agreed to waive fees in the pro rata amount of the management fee charged by Underlying Funds on the Fund’s investment in such other Underlying Funds. During the fiscal period ended October 31, 2025, the Fund reduced investment advisory fees by $474,853.

Example

This Example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until March 1, 2027. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$110	$352	$613	$1,360
A Class	$529	$810	$1,111	$1,966
C Class	$212	$663	$1,140	$2,459

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
C Class*	$312	$663	$1,140	$2,459

*	Institutional and A Class Shares do not charge a CDSC.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal period ended October 31, 2025, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of Master Limited Partnerships (“MLPs”) (as defined below) and Energy Infrastructure Companies. The Fund invests in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The Fund also may invest in investment grade debt securities issued by MLPs and Energy Infrastructure Companies of any maturity. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. Energy Infrastructure Companies include clean energy companies engaged in renewable energy electricity generation (wind, solar, hydrogen, geothermal, biomass, etc.), renewable storage and transmission, renewable energy equipment development manufacturing, electrified transport, biofuel production or energy efficiency solutions (including smart grid). The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes. The Fund’s MLP investments are generally focused on energy infrastructure investments in pipelines and processes involving the gathering, processing, distributing and marketing of natural gas, natural gas liquids, crude oil, or other refined products.

Energy Infrastructure Companies are companies, including affiliates of MLPs, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity, or renewable energy or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

The Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of total assets, at the time of investment, in equity or debt securities of master limited partnerships. This limit does not apply to securities issued by MLP affiliates, which are not treated as publicly traded partnerships for federal income tax purposes.

The Fund may invest up to but not more than 15% of total assets in debt securities of Energy Infrastructure Companies.

The Fund may invest up to but not more than 12.5% of total assets in any single issuer.

The Fund may invest up to 15% of net assets in unregistered and other illiquid securities.

The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that are held in the portfolio (i.e., covered calls). The Fund may borrow to purchase securities, which would add leverage to the portfolio.

The investment process of the Fund’s investment adviser, Westwood Management Corp. (the “Adviser”), is designed to generate returns by investing in a portfolio of publicly traded MLPs and Energy Infrastructure Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Adviser maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Adviser employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment. Changes in the laws of the United States, including tax laws and regulations, could result in the inability of the Fund to operate as described in this prospectus and the SAI and could adversely affect the Fund (see “Tax Law Change Risk” below).

The percentage limitations applicable to the portfolio described above apply at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities owned. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of total assets in securities of MLPs and Energy Infrastructure Companies, the Fund will be required to make future purchases of securities in a manner so as to come into compliance with this investment policy. The Fund will invest primarily in companies located in North America, but the Fund may invest in companies located anywhere in the world.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. All securities investing and trading activities risk the loss of capital. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Equity Risk: Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Industry Specific Risk: The MLPs and Energy Infrastructure Companies, including Midstream MLPs and Energy Infrastructure Companies, in which the Fund invests, are subject to risks specific to the industry they serve, including the following:

●	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

●	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.

●	Slowdowns in new construction and acquisitions can limit growth potential.

●	A sustained reduction in demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

●	Depletion of the natural gas reserves or other commodities if not replaced could impact the ability of an Energy Infrastructure Company or MLP to make distributions.

●	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs.

●	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities.

●	Rising interest rates could result in a higher cost of capital and divert investors into other investment opportunities.

●	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure Company and MLP securities.

●	Global events, particularly in Russia, Ukraine, Western Europe and the Middle East that also impact and including government stability specifically, could have significant adverse effects on the U.S. economy, and financial and commodities markets.

Liquidity Risk: Although common units of MLPs trade on the exchanges, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Market Risk: The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Master Limited Partnerships (“MLPs”) Risk: Investments in the debt and equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. The Fund and its shareholders are not eligible for a tax deduction based on income received from MLPs that is available to individuals who invest directly in MLPs.

Renewable Energy Companies Risk: Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies are subject to specific risks, including: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain renewable energy assets. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The above factors could also impact the ability of renewable energy companies to pay dividends comparable to those paid by other Energy Infrastructure Companies. Certain valuation methods used to value renewable energy companies have not been widely used for a significant period of time and may further increase the volatility of renewable energy company share prices.

Borrowing Risk: Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Concentration Risk: The Fund concentrates its investments in issuers of one or more industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry than the Fund that does not concentrate its investments and invests more broadly across industries and sectors.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the Over-the-counter (“OTC”) market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

●	Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa) or S&P® Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

●	Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

●	Interest Rate Risk. The yields for certain securities (including for equity securities of MLPs and certain Midstream Energy Infrastructure Companies) are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.

●	Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, and other similar instruments, may be more volatile than that of other instruments. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. The Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition, there can be no assurance given that any derivatives strategy will succeed, and the Fund may lose money as a result of its use of derivative instruments. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

Leverage Risk: If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Management Style Risk: The portfolio manager’s method of security selection may not be successful, and the Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated.

Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise, or economic conditions deteriorate.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third-party vendors) and information and data supplied by third-party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Non-Diversification Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than the Fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Portfolio Turnover Risk: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Small- and Mid-Capitalization Company Risk: Small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Tax Risk: The Fund’s ability to meet its investment objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the Fund invests. If an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

MLPs restructuring their debts due to a decline in oil prices and a decline in value of energy-related properties could result in the cancellation of debt income by MLP partners, including the Fund. The receipt of this taxable income by the Fund will result in increased investment company taxable income required to be distributed by the Fund, without corresponding cash distributions from the MLPs. The Fund might need to sell assets it might not otherwise wish to sell in order to pay the required distributions.

In addition, the Fund faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect any or all of the Fund, the MLPs and other portfolio companies in which the Fund invests. Effective for taxable years beginning after December 31, 2017, and before January 1, 2026, the Tax Cuts and Jobs Act of 2017 generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not. The federal, state, local and foreign tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Law Change Risk: Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs and Energy Infrastructure Companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year, 5-years, and 10-years of the Fund compares with those of the S&P 500® Index and the Alerian Midstream Energy Select Index. The performance shown in the bar chart and the table for periods prior to November 18, 2022 represents performance of the Institutional, A Class, and C Class Shares of the Westwood Salient MLP & Energy Infrastructure Fund, a series of the Salient MF Trust (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 18, 2022 (the “2022 Reorganization”). In connection with the 2022 Reorganization, Class R6 shares of the Predecessor Fund were exchanged for and renamed Ultra Shares of the Fund, respectively. How the Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. If the investment adviser to Predecessor Fund had not agreed to waive or reimburse certain Predecessor Fund expenses during the period shown, if applicable, the Fund’s and the Predecessor Fund’s returns would have been less than those shown. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns – Institutional Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 5.24%.

Best Quarter	Worst Quarter
29.12%	(42.31)%
June 30, 2020	March 31, 2020

Average Annual Total Returns for Periods ended December 31, 2025

This table compares the Fund’s Institutional, A Class and C Class Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs”).

WESTWOOD SALIENT MLP & ENERGY INFRASTRUCTURE FUND	1 Year	5 Years	10 Years
Institutional
Return Before Taxes	5.24%	19.22%	9.65%
Return After Taxes on Distributions	4.87%	18.44%	9.11%
Return After Taxes on Distributions and Sale of Fund Shares	3.36%	15.38%	7.73%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Alerian Midstream Energy Select Index (reflects no deduction for fees, expenses or taxes)	6.58%	24.26%	12.70%

WESTWOOD SALIENT MLP & ENERGY INFRASTRUCTURE FUND	1 Year	5 Years	10 Years
A Class
Return Before Taxes	4.95%	18.91%	9.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Alerian Midstream Energy Select Index (reflects no deduction for fees, expenses or taxes)	6.58%	24.26%	12.70%

C Class
Return Before Taxes	4.18%	18.03%	8.56%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Alerian Midstream Energy Select Index (reflects no deduction for fees, expenses or taxes)	6.58%	24.26%	12.70%

Investment Adviser

Westwood Management Corp. serves as investment adviser to the Fund.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Gregory A. Reid, President – Real Assets, has managed the Fund since 2012*.

Mr. Frank T. Gardner III, CFA® (Ted Gardner), Senior Vice President and Senior Portfolio Manager, has managed the Fund since 2012*.

Mr. Parag Sanghani, CFA®, Senior Vice President and Senior Portfolio Manager, has managed the Fund since May 2022*.

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 18, 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

Summary Information about the Purchase and Sale of Fund Shares,
Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

To purchase Institutional Shares of a Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments. This requirement, however, does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.

Institutional Shares of the Funds are offered exclusively to:

●	certain retirement plans established for the benefit of employees and former employees of the Adviser or its affiliates;

●	defined benefit retirement plans, endowments or foundations;

●	banks and trust companies or law firms acting as trustee or manager for trust accounts;

●	investors who purchase shares through asset-based fee programs available through financial intermediaries;

●	insurance companies; and

●	Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions.

To purchase shares A Class Shares or C Class Shares of a Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $1,000. There is no minimum for subsequent investments.

F Class Shares are offered exclusively to shareholders who acquired such shares as a result of the Broadmark Reorganization.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Funds directly by mail at Westwood Funds c/o Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by overnight mail c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies (including the Adviser) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information about Risks

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade.

The following is a list of principal risks (“X”) and some non-principal risks (“NP”) that may apply to your investment in a Fund, followed by a description of each risk. Unless otherwise noted, in this section, references to a single Fund apply equally to all applicable Funds. The Funds may be subject to additional risks other than those described because the types of investment made by the Funds may change over time. Further information about each Fund’s investment risks is available in the Funds’ Statement of Additional Information (“SAI”):

Risks	Value Fund	SMidCap Fund	SmallCap Fund	Income Opportunity Fund	Multi-Asset Income Fund	Alternative Income Fund	MLP Fund
Absolute Return Strategy Risk						X
Asset-Backed Securities Risk				NP	X
Bank Loans Risk					X
Borrowing Risk							X
Cash and Cash Equivalents Risk							NP
Collateralized Mortgage Obligations Risk					X
Concentration Risk							X
Convertible Securities Risk				X	X	X
Corporate Bond Risk				X	X	X
Counterparty Risk							X
Debt Instruments Risk							X
Derivatives Risk				X	X	X	X
Emerging Markets Securities Risk				X	X	X	NP
Energy Sector Risk	X	X	X	X	X	X
Equity Risk	X	X	X	X	X	X	X
ETF Risk	NP	X	X	X	NP	X	NP
Fixed Income Risk				X	X	X
Foreign Currency Risk					X	X	NP
Foreign Securities Risk	X	X	X	X	X	X
Frequent Trading Risk				X	X	X
Geographic Focus Risk	X	X	X	X	X	X

Risks	Value Fund	SMidCap Fund	SmallCap Fund	Income Opportunity Fund	Multi-Asset Income Fund	Alternative Income Fund	MLP Fund
High Yield (“Junk”) Bond Risk				X	X	X
Industry Specific Risk							X
Inflation-Linked Securities Risk					X
Large-Capitalization Company Risk	X			X	X	X
Leverage Risk							X
Liquidity Risk		X	X	X	X	X	X
Lower-Rated Debt Securities (“Junk Bonds”) Risk							NP
Management Style Risk							X
Market Risk	X	X	X	X	X	X	X
Market Events Risk							X
Micro-Capitalization Company Risk				X	X	X
MLP Risk	X	X	X	X			X
Additional Information Related to Taxation of MLPs							X
Model and Data Risk							X
Money Market Instruments Risk				X		X	NP
Mortgage-Related and Other Asset-Backed Securities Risk				X	X
Non-Diversification Risk							X
Portfolio Turnover Risk							X
Preferred Stock Risk				X	X	X
Real Estate Securities and REIT Risk	X	X	X	X	X
Renewable Energy Companies Risk							X
Sector Risk	X	X	X	X		X
Short Sales Risk						X
Small-Capitalization Company Risk			X
Small- and Mid-Capitalization Company Risk		X		X	X	X	X
Tax Law Change Risk							X
TBA/Dollar Roll Risk					X
U.S. Government Securities Risk				X	X	X	NP
Value Investing Risk	X	X	X
Volatility Risk							X
Warrants Risk				X		X

Risks	Real Estate Income Fund	Tactical Growth Fund	Tactical Plus Fund
Borrowing Risk	X	X
Cash and Cash Equivalents Risk	NP	X	X
Concentration Risk	X
Counterparty Risk	X	X	X
Debt Instruments Risk	X	X	X
Depositary Receipts Risk	NP	NP
Derivatives Risk	X	X	X
Emerging Markets Securities Risk	NP	X	X
Equity Risk	X	X	X
ETF Risk	X	X	X
Exchange-Traded Notes (“ETNs”) Risk	NP	X
Foreign Currency Risk	NP	NP	X
Foreign Securities Risk	NP	X	X
Hedging Risk	NP	NP	X
Investment in Money Market Mutual Funds Risk	NP	X	X
Leverage Risk	NP	X	X
Liquidity Risk	X	X	X
Lower-Rated Debt Securities (“Junk Bonds”) Risk	X	NP
Management Style Risk	X	X	X
Market Risk	X	X	X
Market Events Risk	X	X	X
MLP Risk	X
Model and Data Risk	NP	X	X
Mortgage-Related and Other Asset-Backed Securities Risk	X	NP
Portfolio Turnover Risk	NP	X	X
Real Estate Securities and REIT Risk	X	NP
Restricted and Illiquid Securities Risk	X	NP
Short Sale Risk	NP	X	X
Small- and Mid-Capitalization Stocks Risk	X	X	X
Sub-Adviser Risk		X	X
Swap Agreements Risk			X
Tax Law Change Risk	NP	X	X
U.S. Government Securities Risk			X
Volatility Risk	NP	NP	X

Below are descriptions of the main factors that may play a role in shaping a Fund’s overall risk profile. The following discussions relating to various principal risks associated with investing in a Fund are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Your investment may be subject to the risks described below if you invest in a Fund, based on the risks identified for a particular Fund in that Fund’s description above. For further details about a Fund’s risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the Fund’s SAI.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance.

As an overall matter, instability in the financial markets has led many governments, including the United States Government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk, increased transaction costs and potential difficulty in valuing portfolio instruments held by the Fund.

A Fund’s principal risk factors are listed below. All securities investing and trading activities risk the loss of capital. No assurance can be given that a Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses. An investment in a Fund is not intended to constitute a complete investment program and should not be viewed as such. The principal risks of investing in a Fund, which could adversely affect its net asset value and total return, are:

Absolute Return Strategy Risk – The Fund’s absolute return strategy may cause the Fund to underperform compared to equity or fixed income markets or other mutual funds that do not utilize an absolute return strategy. For example, in rising markets, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform or sustain losses. Periodic underperformance is to be expected and is a result of the Fund’s overall hedging techniques employed for the absolute return strategy. Additionally, there is a risk that the Adviser will be unable to construct a portfolio that limits the Fund’s exposure to market movements, and as a result, the Fund’s performance may reflect general market movements.

Asset-Backed Securities Risk – Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Loans Risk – Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders). Investments in bank loans are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. This means bank loans are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

A Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations.

Bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Borrowing Risk – Borrowing for investment purposes creates leverage, which can increase the risk and volatility of the Fund. Borrowing will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. Successful use of borrowing depends on the ability of the Adviser to correctly predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Capital raised through leverage will be subject to interest costs, which may fluctuate with changing market rates of interest. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Some of the Fund’s portfolio securities may also be leveraged and will therefore be subject to the leverage risks described below. This additional leverage may, under certain market conditions, reduce the net asset value of the Fund.

Cash and Cash Equivalents Risk – It is part of a Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Collateralized Mortgage Obligations Risk – Collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.

Concentration Risk – Certain Funds may focus their investments in issuers of one or more particular industries or geographic regions to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector or geographic region) will perform poorly and negatively impact such Funds. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry or geographic region. The risk of concentrating investments in a limited number of issuers in a particular industry or geographic region is that a Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry or geographic region than a mutual fund that does not concentrate its investments and invests more broadly across industries and sectors.

Convertible Securities Risk – Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.

Corporate Bond Risk – Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Investments in corporate bonds are also subject to the same risks as fixed income securities.

Counterparty Risk – In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Debt Instruments Risk – Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates.

When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed- income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

●	Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Funds’ investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa), or S&P® Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

●	Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

●	Interest Rate Risk. The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. A Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser and/or the Sub-Adviser, as appropriate. For such a Fund, the yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise.

The fixed income securities market has been and may continue to be negatively affected by the COVID-19 pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. Investors should note that following a period of interest rates near historical lows, the U.S. Federal Reserve Board (the “Fed”) has recently increased the federal funds rate and indicated it intends to further raise the federal funds rate in the future, which will likely cause interest rates to rise. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the market and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. A Fund that invests in derivatives tied to fixed income markets may be more substantially exposed to these risks than a Fund that does not invest in such derivatives. Increases in interest rates may lead to heightened Fund redemption activity, which may cause a Fund to lose value as a result of the costs that it incurs in turning over its portfolio and may lower its performance.

●	Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Depositary Receipts Risk – Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include, but are not limited to, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts, and Brazilian Depositary Receipts. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify a Fund’s gains or losses. There are various factors that affect a Fund’s ability to achieve its investment objective(s) with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly or at all with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective(s) or to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Rule 18f-4, under the Investment Company Act of 1940, as amended (the “1940 Act”), regulates registered investment companies’ use of derivatives and certain related instruments. Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a Fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent the Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund’s net assets), it will not be subject to the full requirements of Rule 18f-4. Also, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset coverage requirements under Section 18 of the 1940 Act.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Such lack of correlation may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. For example, futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying instrument rather than only the premium payment received (which could result in a potentially unlimited loss). If a Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. If a Fund writes a “covered” put option (i.e., a put option on a security in which the Fund holds a short position), the Fund may not participate fully in a decline in market value of the underlying security. Over-the-counter options also involve counterparty risk.

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund may also invest in credit default swap indexes, which are designed to track representative segments of the credit default swap market and provide investors with exposure to specific baskets of issuers. Credit default swaps and credit default swap indexes are subject to the general risks of swaps described above.

Structured Securities

Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, the Fund usually will have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. The Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. The Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

The SAI provides additional information on the types of derivative instruments in which the Fund may invest and its associated risks.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Energy Sector Risk – Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may affect adversely companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Issuers in the energy sector may also be impacted by changing investor and consumer preferences arising from the sector’s potential exposure to sustainability and environmental concerns.

Equity Risk – Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, interests in master limited partnerships (“MLPs”) and royalty trusts, shares of real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”), as well as shares of exchange-traded funds (“ETFs”) that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. Investments in equity securities, in general, are subject to market risks that may cause their prices to fluctuate over time. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, has resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to address the economic impact of the COVID-19 pandemic and to stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Even investments in high-quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions. COVID-19 also lead to production cutbacks for many companies and coupled with changes in consumer spending fueled by government stimulus, created a supply/demand imbalance and resulted in higher inflation. Inflation negatively affected the prices of higher growth companies (longer duration assets) and benefited higher dividend-paying equities (lower duration assets). Any such impact could adversely affect the value and liquidity of a Fund’s investments, limit severely a Fund’s investment opportunity set, impact a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to a Fund by its service providers, leading to operational delays and failures and additional investment losses. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of a Fund. Accordingly, a Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Under the 1940 Act, the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs and other investment companies beyond the general limitations imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Exchange-Traded Notes (“ETNs”) Risk – The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in applicable interest rates, and changes in the issuer’s credit rating. A Fund that invests in ETNs will bear its proportionate share of any fees and expenses associated with investment in such securities, which will reduce the amount of return on investment at maturity or redemption. There may be restrictions on a Fund’s right to redeem its investment in an ETN meant to be held to maturity. There are no periodic interest payments for ETNs and principal is not protected. It may be difficult for a Fund to sell its ETN holdings due to limited availability of a secondary market.

Fixed Income Risk – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. This risk may be heightened given the likelihood of increases in interest rates in the future as the U.S. Federal Reserve continues to increase the federal funds rate after a period of historically low rates. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these market conditions, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact a Fund’s liquidity or force a Fund to sell securities into a declining or illiquid market.

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

Foreign Currency Risk – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, such as individual country risk, currency exchange risk, volatility risk, inflation risk, and liquidity risk.

Frequent Trading Risk – The Fund’s frequent trading strategy will result in high portfolio turnover and may be more likely to result in realized capital gains that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time-based on market conditions.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Hedging Risk – A Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause a Fund to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that a Fund’s Adviser and/or the Sub-Adviser, as appropriate, does not expect or if a Fund cannot close out its position in a hedging instrument.

High Yield (“Junk”) Bond Risk – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Industry Specific Risk – The MLPs and Energy Infrastructure Companies (including Midstream MLPs and Energy Infrastructure Companies) in which the Fund may invest are subject to risks specific to the industry they serve, including the following:

●	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

●	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.

●	Slowdowns in new construction and acquisitions can limit growth potential.

●	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

●	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an Energy Infrastructure Company or MLP to make distributions.

●	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs.

●	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities.

●	Rising interest rates, which could result in a higher cost of capital and divert investors into other investment opportunities.

●	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure Company and MLP securities.

●	Global events, including particularly in Russia, Ukraine, Western Europe and the Middle East and including government stability specifically, could have significant adverse effects on the U.S. economy, and financial and commodities markets.

Inflation-Linked Securities Risk – The value of inflation-linked securities is expected to change in response to changes in real interest rates (the market rate of interest less the anticipated rate of inflation). Real interest rates change over time as a result of many factors, such as currency exchange rates, central bank monetary policies and general economic conditions. In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Investment in Money Market Mutual Funds Risk – The Fund invests in money market mutual funds. While government money market funds seek to transact at a $1.00 per share stable net asset value, certain other money market funds transact at a fluctuating net asset value, and it is possible to lose money by investing in money market funds. Further, money market funds may impose discretionary or mandatory liquidity fees upon redemption. Investments in money market funds are not insured or guaranteed by the FDIC or any other government agency.

Large-Capitalization Company Risk – Large-capitalization companies are those above $5 billion capitalization value at the time of purchase. The large-capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large-capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Leverage Risk – If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate.

Liquidity Risk – Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market where frequent and large purchase and sale transactions of a security occur without significantly affecting the price of that security, it may be difficult to value and impossible to sell these investments, and a Fund may have to sell such an investment at a price or time that is not advantageous in order to meet redemptions or other cash needs. The price of illiquid securities may be more volatile than more liquid investments.

Lower-Rated Debt Securities (“Junk Bonds”) Risk – Securities rated below investment grade and comparable unrated securities are often referred to as “high yield” or “junk” bonds. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk, and to the extent the Fund focuses its investments in junk bonds, such Fund may be subject to substantial credit risk. Although they may offer higher yields than higher-rated securities, high-risk, lower-rated debt securities, and comparable unrated debt securities generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities, which could substantially adversely affect the market value of the security. Issuers of junk bonds may be more susceptible than other issuers to economic downturns, periods of rising interest rates or individual corporate developments, which could adversely affect the value and market for these securities. In particular, lower-rated and comparable unrated debt securities are often issued by smaller, less creditworthy companies or by highly levered (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. In addition, the markets in which lower-rated and comparable unrated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing its portfolios.

Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities. The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit quality in the high yield bond market can change suddenly and unexpectedly, and credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was most recently rated. As a result, even recently issued credit ratings may not fully reflect the actual risks of a particular high yield bond. The Fund’s Adviser may or may not rely solely on ratings issued by established credit rating agencies, and may utilize these ratings in conjunction with their own independent and ongoing credit analysis.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time. Likewise, the Russian invasion of Ukraine in early 2022 caused increased volatility in various financial markets, the lasting impact of which may not be fully know for some time.

Micro-Capitalization Company Risk – Micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. A Fund’s investment in MLPs may result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the MLPs’ operating expenses, in addition to paying Fund expenses. MLP operating expenses are not reflected in the fee tables and examples in this Prospectus. MLPs may be negatively affected by the COVID-19 pandemic or military actions. As with other serious economic disruptions, government authorities and regulators have responded to this crisis with significant government regulation and intervention, including quarantines, travel restrictions, temporary business closures and other similar protective actions. As a result, the COVID-19 pandemic has impacted the volume of products sold, the level of services provided by midstream companies and the supply and demand for hydrocarbon products. In addition, the disruption of a company’s operations due to labor constraints or a supply disruption of required maintenance items can negatively affect MLPs, which could adversely affect the value of the Fund’s investment in MLPs and negatively impact the Fund’s performance. Likewise, the Russian invasion of Ukraine in early 2022 caused increased volatility in various financial markets. In response to the invasion, government authorities and regulators imposed sanctions on Russia that ultimately affected the global economy. The continuation of this conflict and corresponding sanctions could adversely affect the Fund.

Additional Information Related to Taxation of MLPs – MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

If an MLP is treated as a partnership, then for each tax year, the MLP will allocate its net profits and net losses (and corresponding tax items) to its partners in accordance with its partnership agreement. The allocation occurs whether or not the MLP makes a distribution to its partners. Each partner in the MLP reports its share of the tax items on its income tax return. If an MLP makes a cash distribution to a partner, then the partner recognizes no income from the distribution if the amount of the distribution is equal to or less than the partner’s adjusted tax basis in its ownership interest. Any cash distributed in excess of the partner’s adjusted tax basis is taxed as capital gain. A partner’s adjusted tax basis in its MLP interest is the value of its initial contribution to the MLP, plus annual allocations of income and any additional capital contributions made by a partner to the MLP, minus annual allocations of losses and deductions and any distributions to the partners. In general, any gain or loss from the sale of an ownership interest in an MLP is capital gain or loss. However, some of the gain may be ordinary income if the MLP holds certain ordinary income producing assets, such as depreciable tangible personal property and certain contracts.

Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. Rather, the Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. If additional information becomes available regarding the characterization of a distribution after 1099s have been printed and mailed, it may be necessary to provide shareholders with a corrected 1099.

Model and Data Risk – Given the complexity of the investments and strategies of the Fund, the Fund’s Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third-party vendors) and information and data supplied by third-party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for a Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may impose discretionary or mandatory liquidity fees. These measures may result in an investment loss or prohibit a Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Related and Other Asset-Backed Securities Risk – A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

The mortgage-backed securities market has been and may continue to be negatively affected by the COVID-19 pandemic. The U.S. Government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the COVID-19 pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. A Fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of a Fund’s investments in securities in the mortgage industry as a whole.

Non-Diversification Risk (Westwood Salient MLP & Energy Infrastructure Fund Only) – The Fund is non-diversified. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than the Fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Portfolio Turnover Risk – The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. The Fund’s portfolio turnover rate will vary from year to year.

Preferred Stock Risk – The Fund may invest in preferred stocks. Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Real Estate Securities and REIT Risk – A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Funds. Accordingly, a Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee tables and examples in this Prospectus.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs have been and may continue to be negatively affected by the COVID pandemic. As with other serious economic disruptions, government authorities and regulators are responding to this crisis with significant political, fiscal and monetary policy changes, including moratoriums on rents and evictions. Further, the COVID pandemic has weakened the financial condition of many tenants that could result in tenants seeking the protection of bankruptcy or insolvency laws, which could result in the rejection and termination of leases and thereby causing a reduction in rent payments. Lower rental income as a result of any of these situations can negatively affect a REIT, which could adversely affect the value of the Fund’s investment in the REIT and negatively impact the Fund’s performance.

Renewable Energy Companies Risk – Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain renewable energy assets. Renewable energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for renewable energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect renewable energy companies. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The above factors could also impact the ability of renewable energy companies to pay dividends comparable to those paid by other Energy Infrastructure Companies. Certain valuation methods used to value renewable energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain renewable energy company share prices.

Because many renewable energy infrastructure companies enter into long-term contracts for energy off-put, if their counterparties experience economic stress, there could be subsequent concerns regarding such long-term contracts. As increased capital enters the renewable energy space, combined with decreasing costs, there may be pressure on power pricing, which in turn could result in lower rates of returns on certain projects. The renewable energy sector can also be significantly affected by changes in the prices and supplies of other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations.

Restricted and Illiquid Securities Risk – Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized non-U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. If a security is illiquid, a Fund may not be able to sell the security at a time and/or price at which the Adviser and/or the Sub-Adviser, as appropriate, might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition.

Restricted securities are securities that are subject to legal or contractual restrictions on resale and include equity or fixed income securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC, including offerings outside the United States. Restricted securities may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Sector Risk – A Fund may, at times, be more heavily invested in certain sectors. When a Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors.

●	Financials Sector Risk. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

●	Industrials Sector Risk. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector be adversely affected by environmental damages, product liability claims and exchange rates.

●	Materials Sector Risk. Companies in the materials sector can be negatively affected by various factors, including the volatility of commodity prices, exchange rates, and/or depletion of resources. Economic factors, government regulation, and litigation including liabilities from environmental damage can also cause sector-wide harm.

●	Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

Short Sales Risk – Short sales are transactions in which a Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to an unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, a Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. Furthermore, a Fund may be required to pay a premium or interest to the lender of the security. The forgoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. A Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Small-Capitalization Company Risk – The small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Small- and Mid-Capitalization Company Risk – Small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Swap Agreements Risk – Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Law Change Risk – Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs and Energy Infrastructure Companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

MLPs do not pay U.S. federal income tax at the partnership level and instead allocate a share of the partnership’s income, gains, losses, deductions and expenses to each partner. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP as well as decreased income, and consequently a decrease in the value of an investment in the Fund.

TBA/Dollar Roll Risk – TBA and dollar roll transactions present special risks to a Fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, a Fund will still bear the risk of any decline in the value of the security to be delivered. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to a Fund may be less favorable than the security delivered to the dealer.

U.S. Government Securities Risk – U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Value Investing Risk – Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Warrants Risk – The Fund may invest in warrants. Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

More Information about Fund Investment Objectives and Principal Investment Strategies

Investment Objectives

The investment objective of each of the Value Fund, SMidCap Fund, and SmallCap Fund is to seek long-term capital appreciation.

The primary investment objective of the Income Opportunity Fund is to provide current income. A secondary investment objective of the Income Opportunity Fund is to provide the opportunity for long-term capital appreciation.

The investment objective of the Multi-Asset Income Fund is to seek to maximize total return through a high level of current income and capital appreciation.

The investment objective of the Alternative Income Fund is to seek to provide absolute returns through a combination of current income and capital appreciation with low correlation to equity and fixed income markets.

The investment objective of the Real Estate Income Fund is to seek high current income and potential for modest long-term growth of capital.

The investment objective of the Tactical Growth Fund is to produce above-average, risk adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500® Index.

The investment objective of the Tactical Plus Fund is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500® Index.

The investment objective of the MLP Fund is to seek to maximize total return (capital appreciation and income).

The investment objectives of the Value Fund, SMidCap Fund, SmallCap Fund, Real Estate Income Fund and Tactical Growth Fund are fundamental and cannot be changed without shareholder approval. The investment objectives of the Income Opportunity Fund, Multi-Asset Income Fund, Alternative Income Fund, Tactical Plus Fund and MLP Fund may be changed by the Board without shareholder approval, upon 60 days’ prior written notice to shareholders.

Each of the Real Estate Income Fund and the MLP Fund has a name which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by the Funds, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. A Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of each of these Funds may be changed at any time by the Board. Shareholders will be given written notice at least 60 days prior to any change by one of these Funds of its 80% investment policy.

For purposes of a Fund’s policy to invest 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a particular type of investment, “net assets” includes not only the amount of the Fund’s net assets attributable to the particular type of investment, but also the Fund’s net assets that are segregated or “earmarked” on the Fund’s books and records or being used for collateral, in accordance with procedures established by the Board and applicable regulatory guidance, or otherwise used to cover such investment exposure.

Principal Investment Strategies

In addition to each Fund’s principal investment strategies as described above in the Fund’s “Principal Investment Strategies”, additional discussion regarding the Alternative Income Fund’s principal investment strategies are set forth below.

The Alternative Income strategy seeks to provide absolute returns through a combination of current income and capital appreciation with a low correlation to equity and fixed income markets. The Adviser’s market-neutral approach is built on an alternative methodology that combines shorter-dated, yield-oriented securities with convertible arbitrage and macro hedging. The Adviser’s portfolio management team employs a quantitative and fundamental approach to identify convertible bonds with shorter maturities that can generate attractive yields and the potential for capital appreciation as a result of mispriced volatility in the market. The portfolio management team then incorporates a convertible arbitrage strategy that the Adviser believes can take advantage of market dislocations and arbitrage opportunities, including earnings catalysts, credit ratings, and mergers. As a fixed income alternative, the Adviser’s philosophy is grounded in managing downside risks and embracing market volatility as a source of return akin to what traditional fixed income investors require to balance total portfolio risk. Additionally, the Adviser’s methodology consistently implements an active macro hedging strategy that is intended to mitigate residual systematic risks in the portfolio, including interest rates, credit, equity, and currency. The investment discipline and portfolio construction process are designed to generate absolute returns regardless of the direction of the market to serve as a complement to traditional income allocations.

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective(s). If a Fund invests in this manner, it may not achieve its investment objective(s). The Funds will only do so if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This Prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in detail in the SAI (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

Temporary Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, a Fund may not follow its principal investment strategy. Under such conditions, a Fund may invest without limit in money market securities, U.S. Government obligations, interests in short-term investment funds, repurchase agreements, and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objective. Although the issuers of certain federal agency securities or government-sponsored entity securities in which a Fund may invest (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks (“FHLB”), and other government-sponsored entities) may be chartered or sponsored by Acts of Congress, the issuers are not funded by Congressional appropriations, and their securities are neither guaranteed nor issued by the United States Treasury.

Each Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund’s expenses or to permit the Fund to meet redemption requests. The Funds also may create equity or fixed income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Funds to hold cash while receiving a return on the cash that is similar to holding equity or fixed income securities.

Lending of Portfolio Securities

In order to generate additional income, a Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Additional Information Regarding the Security Selection Process

As part of analysis in its security selection process, among other factors, the MLP Fund’s Adviser also evaluates whether environmental, social and governance (“ESG”) factors could have a positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Fund may invest. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by the Adviser as an additional input in its primary analysis,

Information about Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Within 10 days of the end of each calendar quarter, each Fund will post its complete portfolio holdings on the internet at www.westwoodfunds.com. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund. Nevertheless, as described in the SAI, each Fund will disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter.

Management of the Funds

Board of Trustees Oversight

Ultimus Managers Trust’s (the “Trust”) Board of Trustees’ (the “Board”) primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with the Advisors and other service providers in order to provide necessary or desirable services on behalf of the Trust and the Funds. The Board (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus, summary prospectus, or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret or amend the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI. More information about the Board and its governance processes is included in the Management of the Funds section of the Funds’ SAI

Investment Advisers

Westwood Management Corp., a New York corporation formed in 1983, (“Westwood” or an “Adviser”) serves as the investment adviser to the Value Fund, SMidCap Fund, SmallCap Fund, Income Opportunity Fund, Multi-Asset Income Fund, Alternative Income Fund, Real Estate Income Fund, Tactical Growth Fund, and MLP Fund and other registered investment companies. The Adviser’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2025, the Adviser had approximately $13.07 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Adviser also supervises the activities of the Sub-Adviser, where applicable, and has the authority to engage the services of different sub-advisers with the approval of the Board and each Fund’s shareholders. The Adviser is a registered investment adviser. The Board supervises the Adviser and Sub-Adviser and establishes policies that each of the Adviser and Sub-Adviser must follow in its management activities. Salient Advisors, L.P. (“Salient Advisors” or an “Adviser” and together with Westwood, the “Advisers”) serves as investment adviser to the Tactical Plus Fund. Salient Advisors supervises the activities of the Sub-Adviser and has the authority to engage the services of different sub-advisers with the approval of the Board and the Fund’s shareholders. Salient Advisors is located at 200 Crescent Court, Suite 1200, Dallas, Texas, 75201. In connection with the 2022 Reorganization and Westwood Holdings’ acquisition of certain assets from Salient Partners, L.P. (“Salient”), Salient Advisors became a wholly owned subsidiary of Westwood Holdings. As of December 31, 2025, Salient Advisors had approximately $61.82 million of assets under management. Salient Advisors is a registered investment adviser, is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association (the “NFA”).

Each Adviser has the authority to manage the Funds in accordance with the investment objectives, policies, and restrictions of the Funds, subject to general supervision of the Board. The Advisers have delegated this authority to Broadmark Asset Management LLC (“Broadmark” or the “Sub-Adviser”) as sub-adviser for the Tactical Growth Fund and the Tactical Plus Fund. The Advisers also provide the Funds with ongoing management supervision and policy direction. The Advisers are also responsible for overseeing the Sub-Adviser’s management of the Tactical Growth Fund’s and the Tactical Plus Fund’s assets. In addition to selecting the sub-adviser and, where applicable, allocating the Funds’ assets, the Advisers are responsible for monitoring and coordinating the overall management of the Funds. The Advisers review each Fund’s portfolio holdings and evaluates the ongoing performance of the Sub-Adviser. Prior to the 2022 Reorganization, Forward Management, LLC d/b/a Salient (“Salient Management”) served as investment adviser to the Salient Global Real Estate Fund, Salient Select Income Fund and Salient Tactical Growth Fund; and Salient Advisors, L.P. (“Salient Advisors”) served as investment adviser to the Salient Tactical Plus Fund.

Management Fees

For its services to the Value Fund, SMidCap Fund, SmallCap Fund, Income Opportunity Fund, Tactical Growth Fund, Tactical Plus Fund, Real Estate Income Fund and MLP Fund, the Advisers are entitled to a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the applicable Fund, as set forth in the table below.

Westwood Quality Value Fund	0.50%
Westwood Quality SMidCap Fund	0.75%
Westwood Quality SmallCap Fund	0.85%
Westwood Income Opportunity Fund	0.65%
Westwood Broadmark Tactical Growth Fund	1.10%
Westwood Broadmark Tactical Plus Fund	1.40%
Westwood Real Estate Income Fund	0.70%
Westwood Salient MLP & Energy Infrastructure Fund	0.90%

In connection with the Adviser’s Sensible Fees™ framework, for its services to the Institutional Shares and A Shares of the Multi-Asset Income Fund and Alternative Income Fund, the Adviser is entitled to a management fee, which consists of a base fee (the “Base Fee”) and a positive or negative performance adjustment (the “Performance Adjustment”) based on whether, and to what extent, the investment performance of the Institutional Shares and A Shares of each Fund exceeds, or is exceeded by, the performance of an index hurdle (the “Index Hurdle”) over the 12-month period from November 1 of each year through October 31 of the following year (the “Performance Period”). The Base Fee and Performance Adjustment are each calculated and accrued daily based on the average daily net assets of the Institutional Shares and A Shares of each Fund during the Performance Period.

Westwood Multi-Asset Income Fund

The Base Fee is an annual rate of 0.38%. The Index Hurdle is the Blended 80/20 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0032% of the Institutional Shares’ and A Shares’ average daily net assets for each 0.01% by which the performance of the Institutional Shares and A Shares of the Fund exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the Institutional Shares’ and A Shares’ average daily net assets during the Performance Period, which would occur when the performance of the Institutional Shares and A Shares of the Fund exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.06% to a maximum annual rate of 0.70%.

Westwood Alternative Income Fund

The Base Fee is an annual rate of 0.53%. The Index Hurdle is the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0016% of the Institutional Shares’ and A Shares’ average daily net assets for each 0.01% by which the performance of the Institutional Shares and A Shares of the Fund exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the Institutional Shares’ and A Shares’ average daily net assets during the Performance Period, which would occur when the performance of the Institutional Shares and A Shares of the Fund exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.21% to a maximum annual rate of 0.85%.

A Performance Adjustment will not be based on whether the absolute performance of the Institutional Shares and A Shares is positive or negative, but rather will be based on whether such performance exceeds, or is exceeded by, the performance of the Index Hurdle. The Institutional Shares and A Shares could pay a Performance Adjustment for positive relative performance even if the Institutional Shares and A Shares decrease in value, so long as the performance of the Institutional Shares and A Shares of the Fund exceeds that of the Index Hurdle. It is possible that, if you buy Institutional Shares and A Shares of a Fund after the beginning of a Performance Period, you will bear a share of a Performance Adjustment payable by the Institutional Shares and A Shares based on performance that preceded your purchase and from which you therefore did not benefit.

The Advisers have contractually agreed to reduce their fees and reimburse expenses of the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of the average daily net assets of the Fund.

Fund	Share Class	Expense Cap
Westwood Quality Value Fund	Institutional Shares	0.55%
	A Class Shares	0.55%
Westwood Quality SMidCap Fund	Institutional Shares	0.68%
Westwood Quality SmallCap Fund	Institutional Shares	0.79%
	A Class Shares	0.79%
	C Class Shares	0.79%
Westwood Income Opportunity Fund	Institutional Shares	0.74%
	A Class Shares	0.74%
	C Class Shares	0.74%
Westwood Salient MLP & Energy Infrastructure Fund	Institutional Shares	1.25%
	A Class Shares	1.50%
	C Class Shares	2.25%
Westwood Real Estate Income Fund	Institutional Shares	1.10%
	A Class Shares	1.50%
Westwood Multi-Asset Income Fund	Institutional Shares	0.10%
	A Class Shares	0.10%

Fund	Share Class	Expense Cap
Westwood Alternative Income Fund	Institutional Shares	0.00%
	A Class Shares	0.00%
Westwood Broadmark Tactical Plus Fund	Institutional Shares	1.35%
	A Class Shares	1.60%
	F Class Shares	1.04%

Except as otherwise noted, unless earlier terminated by the Board, the above contractual expense caps shall continue in effect until March 1, 2027.

In addition to the contractual agreement above, for the Westwood Alternative Income Fund, the Adviser has contractually agreed to waive its Management Fee at an annual rate in the amount of 0.01% of the Westwood Alternative Income Fund’s average daily net assets until March 1, 2027.

The MLP Fund may invest in one or more Westwood Funds (“Underlying Funds”). The Adviser has agreed to waive fees in the pro rata amount of the management fee charged by Underlying Funds on the Fund’s investment in such other Underlying Funds.

The Advisers may receive from a share class of a Fund the difference between the share class’s total annual Fund operating expenses (not including excluded expenses) and the share class’s expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements (other than management fee waivers pursuant to the Management Fee Waiver Agreement for the Alternative Income Fund) made during the rolling 36-month period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal year ended October 31, 2025, the Advisers received advisory fees (after fee reductions) as a percentage of the average daily net assets of each Fund as follows:

Westwood Quality Value Fund	0.42%
Westwood Quality SMidCap Fund	0.53%
Westwood Quality SmallCap Fund	0.71%
Westwood Income Opportunity Fund	0.65%
Westwood Multi-Asset Income Fund	0.04%
Westwood Alternative Income Fund	0.61%
Westwood Real Estate Income Fund	0.70%
Westwood Broadmark Tactical Growth Fund	1.10%
Westwood Broadmark Tactical Plus Fund	0.85%
Westwood Salient MLP & Energy Infrastructure Fund	0.86%

A discussion of the factors considered by the Board in its approval of the renewal of the investment advisory agreements with the Advisers for the Funds, including the Board’s conclusions with respect thereto, is available in the Financial Statements for the Funds for the fiscal year ended October 31, 2025.

Sub-Adviser

Broadmark Asset Management LLC (“Broadmark” or the “Sub-Adviser”) serves as the sub-adviser to the Westwood Broadmark Tactical Growth Fund and Westwood Broadmark Tactical Plus Fund. Prior to the 2022 Reorganization, Broadmark served as sub-adviser to the Salient Tactical Growth Fund and Salient Tactical Plus Fund. Broadmark, which registered as an investment adviser with the SEC in 2000, provides investment advisory services on a discretionary basis to separately managed accounts, registered investment companies, asset management firms and pooled investment vehicles intended for sophisticated investors and institutional investors. As of December 31, 2025, Broadmark had assets under management of approximately $287.90 million. Broadmark is registered with the CFTC as a commodities trading adviser and is a member of the NFA. On November 18, 2022, in connection with the 2022 Reorganization and Westwood Holdings’ acquisition of certain assets from Salient, the Sub-Adviser became an affiliate of the Advisers. Broadmark is located at 1808 Wedemeyer Street, Suite 210, San Francisco, California 94129. Pursuant to sub-advisory agreements between the Advisers and the Sub-Adviser, and subject to the general oversight of the Board, the Sub-Adviser is responsible for, among other things, furnishing the Westwood Broadmark Tactical Growth Fund and Westwood Broadmark Tactical Plus Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and investments for the Fund. For the Westwood Broadmark Tactical Growth Fund, the Sub-Adviser is entitled to receive from Westwood a sub-advisory fee at an annual rate of 0.60% up to and including $1,000,000,000 of the Fund’s average daily net assets and 0.55% over $1,000,000,000 of the Fund’s average daily net assets. For the Westwood Broadmark Tactical Plus Fund, the Sub-Adviser is entitled to receive from Salient Advisors a sub-advisory fee at an annual rate of 0.725% of the Fund’s average daily net assets. The Westwood Broadmark Tactical Growth Fund and the Westwood Broadmark Tactical Plus Fund are not responsible for paying the Sub-Adviser. The fees paid to the Sub-Adviser by the Advisers from the Advisers’ management fees were:

	2023	2024	2025
Westwood Broadmark Tactical Growth Fund	$1,526,103	$1,095,493	$989,939
Westwood Broadmark Tactical Plus Fund	$339,408	$301,525	$274,477

Portfolio Managers

Each Fund is managed by a portfolio management team of one or more portfolio managers, and the members of a Fund’s portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The investment process for the Funds is driven by proprietary team-oriented, in-depth, fundamental research. Weekly research meetings provide a forum where the Adviser’s investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. Investment decisions are generally made by majority agreement of the portfolio management team. The Adviser has identified the following team members as those with the most significant responsibility for each Fund’s assets. This list does not include all members of the investment team.

Mr. Hussein Adatia, Senior Vice President, Portfolio Manager and Research Analyst, joined Westwood in 2018 and previously served as a Research Analyst prior to becoming Portfolio Manager in 2019. Prior to joining Westwood, Mr. Adatia worked at Oaklawn Investments as a Managing Director from 2016 to 2018 and was responsible for researching, identifying and investing in a variety of credit products including bank loans, bonds and asset-backed securities. Prior to that, he worked for Archview Investment Group from 2008 until 2015 as a Senior Investment Analyst on the distressed credit team. Mr. Adatia began his career as an Investment Banking Analyst at Citigroup in the Global Communications Group and subsequently joined Citi’s Global Special Situations Group where he focused on public market debt and equity investments. Mr. Adatia has served on the portfolio team for the Multi-Asset Income Fund since its inception in 2021 and for its respective Predecessor Fund since 2020. Mr. Adatia participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Adatia has more than 20 years of investment experience. Mr. Adatia has managed the Multi-Asset Income Fund since 2020.

Mr. Scott Barnard, CFA®, Senior Vice President, Fixed Income Portfolio Manager and Research Analyst, joined the Adviser in 2020. Prior to joining Westwood, Mr. Barnard was an Associate Portfolio Manager at Amundi Pioneer. Mr. Barnard helped design, launch and manage numerous customized investment solutions for both institutional and retail clients during his time at Amundi Pioneer. During his 14-year Amundi tenure, Mr. Barnard also co-created a risk management solution that was utilized across the entire firm for all fixed income portfolios. Mr. Barnard graduated with a BS in Finance from the University of Colorado at Boulder. He is a member of the CFA Institute. Mr. Barnard has served on the portfolio team for the Income Opportunity Fund and Multi-Asset Income Fund since their inception in 2021 and for their respective Predecessor Funds since 2020. Mr. Barnard participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Barnard has more than 20 years of investment experience. Mr. Barnard has managed the Multi-Asset Income Fund since 2020.

Mr. Ben Chittenden, CFA®, has served as Senior Vice President, Portfolio Manager and Research Analyst since he joined the Adviser in 2018. Mr. Chittenden began his professional career in 2004, as an Equity Analyst at Bear Stearns and subsequently at J.P. Morgan as a Senior Associate. He was most recently with Oppenheimer where he served as a Senior Analyst responsible for US Regional Banks and Specialty Finance. In 2004, Mr. Chittenden graduated from Bucknell University with a dual major in Mathematics (BA) and Economics (BA). Mr. Chittenden is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Mr. Chittenden joined Westwood in 2018, as a Research Analyst. He was responsible for investment research of the Regional Bank sector and was a member of the Financials research group. In April 2021 Mr. Chittenden joined the Multi-Asset Team as an Equity Analyst. Mr. Chittenden has served on the portfolio team for the Multi-Asset Income Fund and its Predecessor Fund since February 2022. Mr. Chittenden has served as a portfolio manager for the Income Opportunity Fund since November 2024. Mr. Chittenden participates in the investment decision process. He has authority to direct trading activity for the Income Opportunity Fund and is also responsible for representing the Income Opportunity Fund to investors. Mr. Chittenden has more than 21 years of investment experience. Mr. Chittenden has managed the Income Opportunity Fund since November 2024.

Mr. Ricardo Cortez CIMA®, Chief Executive Officer of Broadmark since August 7, 2023, has served as Chief Executive Officer of the Sub-Adviser since 2013. Mr. Cortez shares in the oversight of the Sub-Adviser’s business operations. He also oversees management of the Sub-Adviser’s sales and marketing efforts. Mr. Cortez joined the Sub-Adviser in September 2009 as President, Global Distribution and was named Co-CEO in June 2013. Prior to Broadmark, Mr. Cortez was President of the Private Client Group for Torrey Associates, LLC. Additional prior roles include Vice President at Goldman Sachs serving as Product Manager of the firm’s Global Multi-Manager Strategies program, and Senior Vice President with Prudential Investments overseeing product development and sales for the Investment Management Services Division. Mr. Cortez graduated cum laude from Queens College, City University of New York with a BA and is former Chairman of its Business Advisory Board. He was awarded the Queens College President’s Medal in 2020, the college’s highest administrative honor. Mr. Cortez is also an adjunct faculty member at Harvard University and has been a guest lecturer on Investment Policy and Hedge Funds at the Wharton School, University of Pennsylvania. Mr. Cortez was awarded the Certified Investment Management Analyst® designation in 1993 and is the author of numerous published articles on hedge funds. Mr. Cortez participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Cortez has more than 53 years of investment experience. Mr. Cortez has managed the Tactical Growth Fund since 2009 and Tactical Plus Fund since 2012.

Mr. William E. Costello, CFA®, has served as Senior Vice President, Director of Equity Portfolios and Senior Portfolio Manager for Westwood since January 2018. Prior to this appointment, he served as Senior Vice President, Portfolio Manager, and Senior Research Analyst for Westwood from July 2010 to 2018. Prior to joining Westwood, Mr. Costello was a Portfolio Manager and Director of Research at the Boston Company, where he worked from 1997 to 2009, and he worked at Delphi Management as a generalist equity analyst from 1992 until 1997. He has served on the portfolio team for the SmallCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2010 and has served on the portfolio team for the SMidCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2018. Mr. Costello participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Costello has more than 38 years of investment experience. Mr. Costello has managed the Quality SMidCap Fund since 2018 and the Quality SmallCap Fund since 2010.

Mr. Richard Damico, Chief Investment Officer of Broadmark since August 7, 2023, has served as Senior Portfolio Manager and Head of Trading of the Sub-Adviser since March 2005. He has over 20 years of trading experience and, as Head of Trading, is responsible for all trading functions for the Sub-Adviser. Prior to joining the Sub-Adviser, he was a Managing Director at ThinkEquity Partners, LLC where he established and was responsible for the institutional trading desk at their San Francisco headquarters. Prior to ThinkEquity Partners, from 1997 to 2002, he was a Vice President and Senior Institutional Sales Trader at Morgan Stanley’s San Francisco office covering West Coast institutional accounts. Additionally, Mr. Damarco was an Associate Director and Senior Sales Trader at Bear Stearns in San Francisco from 1990 to 1997. Mr. Damico participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Damico has more than 35 years of investment experience. Mr. Damico has managed the Tactical Growth Fund since 2009 and the Tactical Plus Fund since 2012.

Mr. Frank T. Gardner III, CFA® (Ted Gardner), serves as Senior Vice President and Senior Portfolio Manager at Westwood. Prior to the 2022 Reorganization, Mr. Gardner served as a Portfolio Manager at Salient from 2011 until the 2022 Reorganization. Prior to joining Salient, Mr. Gardner was a Portfolio Manager and Director of Research for RDG Capital LLC from 2010 to 2011. Prior to RDG, Mr. Gardner was a Portfolio Manager for Telemus Capital Partners from 2007 to 2010. Prior to joining Telemus, he was an MLP research analyst for Raymond James Equity Research from 2004 to 2007. During his tenure at Raymond James, he followed 35 public MLPs and initiated coverage on 22 MLPs in the midstream, maritime, coal and refining industries. He was also actively involved in due diligence related to Raymond James’ investment banking transactions. Prior to joining Raymond James, Mr. Gardner was a financial advisor at UBS Financial Services. Mr. Gardner earned a Bachelor of Business Administration degree from The University of Texas at Austin and an MBA from the University of St. Thomas. He is also a CFA Charterholder. Mr. Gardner has served as a portfolio manager for the Westwood Salient MLP & Energy Infrastructure Fund, including while a portfolio manager for the Predecessor Fund, since the Predecessor Fund’s inception in 2012. Mr. Gardner participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Gardner has more than 24 years of investment experience. Mr. Gardner has managed the Westwood Salient MLP & Energy Infrastructure Fund since 2020.

Mr. Christopher Hartman joined Westwood in 2021 and currently serves as Senior Vice President, Portfolio Manager on the Income Alternatives Portfolios Team. Prior to joining Westwood, Mr. Hartman served as Senior Portfolio Manager – Convertible Arbitrage at Aegon Asset Management in Chicago, where he was responsible for portfolio management of Aegon Asset Management Market Neutral Fund and the Legacy Convertible Insurance product strategy. Mr. Hartman also focused on convertible arbitrage and managed long-only convertible bonds. Prior to that, Mr. Hartman spent 17 years at Calamos Investments, eight of which he served as Senior Vice President, Portfolio Manager of the Calamos Market Neutral Fund. Mr. Hartman earned his MBA in Finance from Benedictine University and his BA in Economics from Southern Illinois University. Mr. Hartman has served on the portfolio team for the Alternative Income Fund since 2021. Mr. Hartman participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Hartman has more than 33 years of investment experience. Mr. Hartman has managed the Alternative Income Fund since 2021.

Mr. Adrian Helfert has served as Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments for Westwood since February 2020. Prior to this appointment, he served as Senior Vice President and Director of Multi-Asset Portfolios for Westwood since joining Westwood in January 2019. He is responsible for leading the firm’s multi-asset strategies team, which includes Income Opportunity, Multi-Asset Income, and Alternative Income Funds. Prior to joining Westwood, Mr. Helfert served as Managing Director and Senior Multi-Asset Portfolio Manager at Amundi in London, where he was responsible for Global Fixed Income strategies. During his 13-year Amundi tenure, he also was an investment team leader on absolute return, unconstrained and total return portfolios. Prior to joining Amundi, Mr. Helfert worked at Royal Bank of Scotland and in JPMorgan’s Asset Management Group. Mr. Helfert earned his MBA from Duke University and his BA in physics from the University of Virginia, where he was awarded a fellowship for his work in Solid State Physics. He also served in the U.S. Navy / Marine Corps as a Combat Medic. Mr. Helfert has served on the portfolio team for the Income Opportunity Fund, Capital Appreciation and Income Fund and Multi-Asset Income Fund since its inception in 2021 and for its respective Predecessor Fund since 2019. Mr. Helfert has also served on the portfolio team for the Alternative Income Fund since its inception in 2021 and for its respective Predecessor Fund since 2020. Mr. Helfert participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Helfert has more than 27 years of investment experience. Mr. Helfert has managed the Multi-Asset Income Fund and Income Opportunity Fund since 2019, the Alternative Income Fund since 2020, and the Tactical Growth Fund and Tactical Plus Fund since 2024.

Mr. Prashant Inamdar, CFA®, has served as Senior Vice President, Portfolio Manager, and Senior Research Analyst for Westwood since February 2018. Prior to this appointment, he served as Vice President, Research Analyst for Westwood since joining the Adviser in June 2013 until February 2018. Prior to joining Westwood, Mr. Inamdar served as Senior Analyst at 3 Twelve Capital from 2012 to 2013. From 2010 to 2012, Mr. Inamdar served as a Vice President of Research at Chilton Investment Company, and from 2000 to 2009, he served as a Securities Analyst at Stark Investments. He has served on the portfolio team for the SMidCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2013. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Inamdar has more than 25 years of investment experience. Mr. Inamdar has managed the Quality SMidCap Fund since 2013.

Mr. Jordan Latimer, CFA®, has served as Vice President, Portfolio Manager, and Research Analyst for Westwood within the SmallCap Team since 2024 after rejoining Westwood in 2023. Prior to this appointment, he served as Impact Officer at LCM Group, a family office focused on both public and private investments. Prior to LCM Group, Mr. Latimer was a member of the investment team at Ballast Asset Management, providing investment analysis and portfolio management to a fundamental, value-oriented small-mid cap equity strategy. Mr. Latimer began his career at Westwood in 2011 as a Research Associate. In 2015, Mr. Latimer was promoted to Research Analyst, where he was responsible for coverage, research, and idea generation in the technology, industrials, and consumer discretionary sectors. Mr. Latimer graduated magna cum laude from Mays Business School at Texas A&M University and earned his Bachelor of Business Administration in Accounting and Master of Science in Finance. Mr. Latimer earned his CFA charter in April of 2015. Mr. Latimer participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Latimer has more than 15 years of investment experience. Mr. Latimer has managed the Quality SmallCap Fund since 2024.

Mr. Matthew R. Lockridge currently serves as Senior Vice President, Head of U.S. Value for Westwood since February, 2022. Prior to this, he served as Co-Director of Equity Portfolios for Westwood since January 2018. Prior to this appointment, he served as Senior Vice President, Research Analyst for Westwood from March 2015 to 2018. Prior to this appointment, he served as Vice President, Research Analyst for Westwood from May 2010 to March 2015. Prior to joining Westwood, Mr. Lockridge was a Managing Director at Dearborn Partners, L.L.C. from 2004 to 2010, and he was with Deloitte Consulting, L.L.P. from 2001 to 2004, where he worked as a Senior Consultant. He has served on the portfolio team for the Value Fund since its inception in 2021 and for its respective Predecessor Fund since 2012 and the SmallCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2010. Mr. Lockridge participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Lockridge has more than 23 years of investment experience. Mr. Lockridge has managed the Quality SmallCap Fund since 2010 and Quality Value Fund since 2020.

Mr. Kyle Martin, CFA®, joined Westwood in 2016 and currently serves as Vice President, Portfolio Manager, and Research Analyst responsible for coverage of Banks, Brokers, Exchanges, Autos, Defense and Aerospace. He is also a member of the Financials research group and Technology/Industrials research group. He previously served as a Research Associate and Research Analyst supporting the Financials and Energy/Materials research groups. Prior to joining Westwood, Mr. Martin served as a financial analyst at Fidelity Investments. Mr. Martin earned his MBA in Finance from Southern Methodist University Cox School of Business. He earned his BBA in Finance from Texas Tech University. Mr. Martin is a member of the CFA Institute. He has served on the portfolio team for the SMidCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2021. Mr. Martin participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Martin has more than 13 years of investment experience. Mr. Martin has managed the Quality SMidCap Fund since 2021.

Mr. John D. Palmer, serves as Senior Vice President and Senior Portfolio Manager at Westwood. Prior to the 2022 Reorganization, Mr. Palmer led the investment team of the Westwood Real Estate Income Fund’s Predecessor Fund and has acted as sole portfolio manager of this Fund, including while sole portfolio manager for its Predecessor Funds, since May 2021. Mr. Palmer was a member of the real estate team and a Portfolio Manager at Salient Capital. Mr. Palmer was a member of the real estate team from September 2013 until the 2022 Reorganization. Prior to joining Salient Capital, Mr. Palmer evaluated and executed strategic acquisitions of wealth management firms at Focus Financial Partners. Previously, he evaluated privately held bank and thrift investment opportunities at Belvedere Capital Partners, a financial services-focused private equity firm. Mr. Palmer began his career at RBC Capital Markets, executing mergers and acquisitions as well as equity and debt transactions primarily for financial services sector clients. Mr. Palmer participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Palmer has more than 23 years of investment experience. Mr. Palmer has managed the Real Estate Income Fund since 2021.

Mr. Gregory A. Reid, serves as President – Real Assets and Senior Portfolio Manager at Westwood. Prior to the 2022 Reorganization, Mr. Reid was the President of Salient and Portfolio Manager for the various MLP strategies from January 2011 until the 2022 Reorganization. Prior to joining Salient, Mr. Reid served as the Founder and CEO from 2010 to 2011 of Salient Capital, then known as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and Energy Sector investments that was spun off from Telemus Capital Partners in June 2010. Salient acquired RDG Capital LLC in January 2011 and renamed the company “Salient Capital Advisors, LLC.” Mr. Reid was Managing Partner of Telemus Capital Partner’s Houston office from May 2007 to June 2010 at which time he formed RDG Capital LLC to acquire Telemus Capital Partner’s Houston office. Prior to joining Telemus Capital Partners in 2007, Mr. Reid was employed by Merrill Lynch’s Private Banking Group from 1997 to 2007 and he was employed by Goldman Sachs from 1991 to 1997. Mr. Reid has over 20 years of experience investing in MLPs and Energy Infrastructure Companies dating back to his employment at Goldman Sachs in 1995. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania. In addition, Mr. Reid is registered with the Financial Industry Regulatory Authority as a General Securities Representative and a General Securities Principal. Mr. Reid has served as a portfolio manager for the Westwood Salient MLP & Energy Infrastructure Fund, including while a portfolio manager for the Predecessor Fund, since the Predecessor Fund’s inception in 2012. Mr. Reid participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Reid has more than 38 years of investment experience. Mr. Reid has managed the Westwood Salient MLP & Energy Infrastructure Fund since 2012.

Mr. Trip Rodgers, CFA®, has served as Senior Vice President, Portfolio Manager, and Senior Research Analyst for Westwood since 2019. Prior to joining Westwood, Mr. Rodgers was a Portfolio Manager at BP Capital Fund Advisors. Prior to that, Mr. Rodgers was at Carlson Capital for ten years, as an industrials/materials Portfolio Manager within the Relative Value team. Prior to Carlson, Mr. Rodgers spent nine years in sell-side equity research, with five of those years at UBS as an Institutional Investor ranked analyst. At UBS, he followed industrial, building materials, and housing-related equities. Mr. Rodgers holds the CFA charter and graduated from Cornell University in 1995 with a Bachelor of Science degree in Economics. He has served on the portfolio team for the SMidCap Fund since September 29, 2023. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Funds to investors. Mr. Rodgers has more than 30 years of investment experience. Mr. Rodgers has managed the SMidCap Fund since 2023.

Mr. Frederic G. Rowsey, CFA®, has served as Vice President, Research Analyst and Senior Portfolio Manager for Westwood since February 2018. Prior to this appointment, he served as Associate Vice President, Research Analyst for Westwood from March 2015 until February 2018. He joined Westwood in July 2010 as a Research Associate. Prior to joining Westwood, Mr. Rowsey was a student at Harvard University, graduating in May 2010 with a BA in Economics. Mr. Rowsey is a member of the CFA Institute. He has served on the portfolio team for the SmallCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2013. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Rowsey has more than 16 years of investment experience. Mr. Rowsey has managed the Quality SmallCap Fund since 2013.

Mr. Parag Sanghani, CFA®, serves as Senior Vice President and Senior Portfolio Manager at Westwood. Prior to the 2022 Reorganization, Mr. Sanghani served as a Managing Director and Portfolio Manager at Salient for various energy infrastructure strategies. Mr. Sanghani has over 16 years of experience in the financial services industry focused on energy investments. Prior to joining Salient, in April of 2011, he served as the Senior MLP analyst at Telemus Capital Partners from 2008 to 2009. Mr. Sanghani previously held a Senior Research Associate position at Raymond James Financial, Inc. from 2004 to 2006. At Raymond James, Mr. Sanghani published detailed research reports on the energy industry and followed companies within the oil service and coal sectors. Mr. Sanghani graduated from the University of Texas at Austin with a Bachelor of Business Administration in Finance and earned a Masters in Finance from London Business School. He is a CFA® Charterholder and a member of CFA Society of Houston. In addition, Mr. Sanghani is registered with the Financial Industry Regulatory Authority as a Securities Representative. Mr. Sanghani has served as a portfolio manager for the Westwood Salient MLP & Energy Infrastructure Fund, including while a portfolio manager for the Predecessor Fund, since May 2022. Mr. Sanghani participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Sanghani has more than 18 years of investment experience. Mr. Sanghani has managed the Westwood Salient MLP & Energy Infrastructure Fund since 2022.

Mr. Michael H. Wall has served as Vice President, Portfolio Manager, and Research Analyst for the Adviser since 2015. Prior to this appointment, Mr. Wall served as Associate Vice President, Portfolio Manager, and Research Analyst. Mr. Wall joined Westwood after McCarthy Group Advisors, LLC, in which he joined in 2004, was acquired by the Adviser. Mr. Wall is responsible for investment research in REITs, Life Insurance and Transportation. He is also a member of the Energy / Utilities and Financials research groups. Mr. Wall began his career at State Street Bank in Kansas City, Missouri, as a Portfolio Accountant and subsequently worked for The SilverStone Group in Omaha, Nebraska, as an Account Manager. Mr. Wall earned an MBA from the University of Nebraska at Omaha and a BS in Accounting from Concordia University. He has served on the portfolio team for the Quality Value Fund since February 2022. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Funds to investors. Mr. Wall has more than 28 years of investment experience. Mr. Wall has managed the Quality Value Fund since 2022.

Mr. Corey Henegar, CFA®, has served as Senior Vice President, Portfolio Manager, and Senior Research Analyst since rejoining Westwood in February 2025. Mr. Henegar previously was a Co-Founder, Portfolio Manager and Analyst with Oakview Capital Management, L.P. At Oakview, Mr. Henegar managed an AllCap Value portfolio and covered a variety of sectors using a Quality-Value investment approach. From 2001-2010, Mr. Henegar was with Westwood as both an Analyst and Portfolio Manager on the SmidCap Value strategy. Mr. Henegar holds the CFA charter and graduated from Texas Tech University with a Bachelor of Business Administration degree in Finance. Mr. Henegar has more than 24 years of investment experience. Mr. Henegar has managed the Quality Value Fund since 2025.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator”, or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Funds by Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values (“NAVs”) and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third-party service provider contracts on behalf of the Funds.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Funds’ principal underwriter and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities.

The Funds’ SAI has more detailed information about the Advisers and other service providers to the Funds.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Funds offer the following classes of shares to investors:

●	Westwood Quality Value Fund: Institutional Shares, A Class Shares and Ultra Shares;

●	Westwood Quality SMidCap Fund: Institutional Shares and Ultra Shares;

●	Westwood Quality SmallCap Fund: Institutional Shares, A Class Shares, C Class Shares and Ultra Shares;

●	Westwood Income Opportunity Fund: Institutional Shares, A Class Shares, C Class Shares and Ultra Shares;

●	Westwood Multi-Asset Income Fund: Institutional Shares and A Class Shares;

●	Westwood Alternative Income Fund: Institutional Shares, A Class Shares and Ultra Shares;

●	Westwood Broadmark Tactical Growth Fund: Institutional Shares, A Class Shares and C Shares;

●	Westwood Broadmark Tactical Plus Fund: Institutional Shares, A Class Shares and F Shares;

●	Westwood Real Estate Income Fund: Institutional Shares and A Class Shares; and

●	Westwood Salient MLP & Energy Infrastructure Fund: Institutional Shares, A Class Shares, C Shares and Ultra Shares.

Each share class has its own shareholder eligibility criteria, cost structure and other features. The following summarizes the primary features of Institutional Shares, A Class Shares, C Class Shares, Ultra Shares and F Class Shares. Ultra Shares are offered in a separate prospectus. Contact your financial intermediary or a Fund for more information about each Fund’s share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimum	Features
Institutional Shares

Institutional Shares of a Fund are offered exclusively to:

●     certain retirement plans established for the benefit of employees and former employees of the Adviser or its affiliates;

●     defined benefit retirement plans, endowments or foundations;

●     banks and trust companies or law firms acting as trustee or manager for trust accounts;

●     investors who purchase shares through asset-based fee programs available through financial intermediaries;

●     insurance companies; and

●     Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions.

Initial: $100,000* Subsequent: None

Front-End Sales Charge - None

Contingent Deferred Sales Charge (“CDSC”) - None

Rule 12b-1 Fee - None

Administrative Services Plan Fee:

●     Up to 0.05% (Real Estate Income Fund and Tactical Growth Fund)

●     Up to 0.10% (Value Fund, Income Opportunity Fund, Tactical Plus Fund, and MLP Fund)

●     Up to 0.15% (Alternative Income Fund)

●     Up to 0.19% (Multi-Asset Income Fund)

●     Up to 0.20% (SMidCap Fund and SmallCap Fund)

*	This requirement, however, does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.

Class Name	Eligible Investors	Investment Minimum	Features
C Class Shares	C Class Shares do not have any share class eligibility requirements.	Initial: $1,000 Subsequent: None

Front-End Sales Charge - None

CDSC - 1.00% if redeemed within 12 months of purchase

Rule 12b-1 Fee – 0.75% (Tactical Growth Fund)

Administrative Services Plan Fee –

●     Up to 0.25% (Tactical Growth Fund)

C Class Shares automatically convert to A Class Shares after 5 years, provided that records held by the Funds or your financial intermediary verify C Class Shares have been held for at least 5 years. The original purchase date of C Class Shares of a Predecessor Funds will be used to calculate the conversion of C Class Shares to A Class Shares.

A Class Shares	A Class Shares do not have any share class eligibility requirements.	Initial: $1,000

Front-End Sales Charge:

●     Maximum of 3.00% (Value Fund, Income Opportunity Fund, Multi-Asset Income Fund and Alternative Income Fund)

●     Maximum of 4.00% (SmallCap Fund, Real Estate Income Fund, Tactical Growth Fund, Tactical Plus Fund and MLP Fund)

Subsequent: None	CDSC - None[1] Rule 12b-1 Fee - 0.25% Administrative Services Plan Fee ● Up to 0.10% (Tactical Plus Fund) ● Up to 0.20% (Real Estate Income Fund and Tactical Growth Fund)

Class Name	Eligible Investors	Investment Minimum	Features
Ultra Shares

Ultra Shares of a Fund are offered exclusively to:

●    employer retirement plans;

●    health savings accounts under section 223 of the Code, if such accounts are maintained by the Fund at an omnibus level;

●    endowments and foundations and local, city and state agencies (or entities acting on their behalf);

●    unaffiliated registered investment companies;

●    collective investment trusts;

●    banks and trust companies or law firms acting as trustee or manager for trust accounts;

●    insurance companies; and

●    Ultra Shares shareholders purchasing Ultra Shares through the reinvestment of dividends or other distributions.

		Initial: $1,000,000^* Subsequent: None	Front-End Sales Charge - None CDSC - None Rule 12b-1 Fee - None Administrative Services Plan Fee - None

^	For the MLP Fund, this requirement, however, does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.
*	This requirement, however, does not apply to qualified retirement plans established under the Internal Revenue Code Sections 401(a), 403(B), or 457 (including but not limited to 401(k) plans, profit-sharing, pension plans, money purchase pension plans, target benefit plans, and defined pension plans) sponsored by investment advisers, financial planners, third-party administrators, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.
[1]	A Class Shares purchases of $250,000 or more of the Income Opportunity Fund or its Predecessor Fund made on or after September 3, 2019 may be subject to a 1.00% CDSC if redeemed within 18 months of purchase. A Class Shares purchases of $250,000 or more of the Value Fund and Multi-Asset Income Fund or their respective Predecessor Fund made on or after March 1, 2020 may be subject to a 1.00% CDSC if redeemed within 18 months of purchase. A Class Shares purchases of $250,000 or more of the Alternative Income Fund or its Predecessor Fund may be subject to a 1.00% CDSC if redeemed within 18 months of purchase. A Class Shares purchases of $1,000,000 or more of the SmallCap Fund or its Predecessor Fund made on or after August 4, 2020 may be subject to a 1.00% CDSC if redeemed within 18 months of purchase.

Class Name	Investment Minimum/ Eligible Investors	Features
F Class Shares	Eligible Investors: Fund shareholders who acquired such shares as a result of the Broadmark Reorganization. Subsequent Investments: None	Front-End Sales Charge: None Contingent Deferred Sales Charge: None Rule 12b-1 Fee: None Administrative Services Plan Fee 0.10%.

An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares are available through the intermediary.

A Class Shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). Each Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. A Class Shares have lower ongoing distribution and shareholder services fees (“Rule 12b-1 Fees”) than C Class Shares. Over time, C Class Shares can incur Rule 12b-1 Fees that are equal to or more than the front-end sales charge and Rule 12b-1 Fees you would pay for A Class Shares. Although the full amount of your purchase price of C Class Shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of C Class Shares.

The Funds may, in their sole discretion, waive or reduce any minimum investment amount.

How to Purchase Fund Shares

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Funds’ website at www.westwoodfunds.com.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. The Fund does not accept cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of fund shares. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase.

Returned Check/NSF Fee

If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons (persons who are citizens of a country other than the U.S. or corporations, partnerships, funds or other entities that are established and organized under the laws of a country other than the U.S.). Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address:	Express Mail Address
Westwood Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Westwood Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

Automated Clearing House (ACH) Purchases

Shareholders may purchase shares of the Fund through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH

ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Fund or its transfer agent).

Bank Account Requirements

The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

Redemption Proceeds and Security Procedures

For shareholder protection, the Fund generally will not transmit redemption proceeds electronically to a bank account of record that has been added or changed within the last 30 calendar days. In such cases, redemption proceeds may be paid only if the shareholder either (i) submits a written request with a Medallion Signature Guarantee (“MSG”) (as described in the “Medallion Signature Guarantee” section) or (ii) requests payment by check mailed to the address of record. The Fund or its transfer agent may impose additional verification or security procedures from time to time.

Right to Reject / Good Order

The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.

By Wire

To open an account by wire or to add to an existing account by wire, call 1-877-FUND-WHG (1-877-386-3944) for additional information and wiring instructions.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of a Fund. An order, following proper advance notification to the Transfer Agent, is considered received when a Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Purchasing, Selling and Exchanging Fund Shares – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

General Information

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Funds were provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, an annual IRA custodial fee (currently $25), statement retrieval fees (currently $25 per request) and fees for removal of excess contributions or Roth conversions or recharacterizations (currently $25 per transaction). These fees may change in the future.

How the Funds Calculate NAV

The NAV of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV are based on the consideration by that Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of a Fund are invested in other registered investment companies that are not listed on an exchange that Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by that Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

Purchases In Kind

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

You can open an account with a Fund with a minimum initial investment of $100,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion. This requirement, however, does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.

The Transfer Agent may charge a $25 annual account maintenance fee for each retirement account.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts)

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability. Certain transactions within an IRA account, including shares redeemed to return an excess contribution, retirement plan or IRA transfers or hardship withdrawals, IRS re-characterizations and conversions, and account closures, may be subject to a $25.

Shareholder Statements and Householding.

The Transfer Agent maintains an account for each shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur. Account statements may be obtained by calling the Fund at 1-877-FUND-WHG (1-877-386-3944) on the days the Fund is open for business. Other account statement requests may be subject to a $25 retrieval fee.

Automatic Investment Plan (“AIP”)

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Electronic Services and Online Account Transactions

The Fund, through its transfer agent (the "Transfer Agent"), may make available to shareholders certain electronic services and online account access ("Online Services") through its website (the "Website"). These Online Services may include, but are not limited to, the ability to establish certain new accounts, access account information, conduct transactions, and consent to the electronic delivery of Fund documents.

1. Eligibility for Online Account Establishment

Eligible investors may open certain new accounts online. To qualify, you must:

●	Be a U.S. person of legal age with a valid U.S. mailing address;

●	Provide a permanent U.S. street address (P.O. boxes are generally not accepted); and

●	Provide a valid Social Security Number or Taxpayer Identification Number.

This process also includes the option to consent for the electronic delivery or Fund documents. Paper delivery is the default method unless you affirmatively select this option. Certain account types, including but not limited to trusts, corporate accounts, and other entity accounts, are not eligible for online opening and must be established by submitting a completed application by mail. Use of all Online Services is subject to your acceptance of the terms and conditions of the online user agreement, which may be amended from time to time.

2. Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we are unable to verify your identity as required, we reserve the right to reject your application, restrict, or close your account.

3. Online Transactions

All online transaction requests are subject to the terms of this Prospectus. To receive the net asset value (NAV) for the current business day, transaction requests must be received in good order by the Fund (or its authorized agent) prior to the close of the NYSE (typically 4:00 PM Eastern Time). Requests received after this time will receive the next business day's NAV.

●	Purchases: Initial and subsequent purchases may be made online via ACH. Please be advised that proceeds from the redemption of shares recently purchased by ACH may be held for up to 10 business days to ensure the purchase has cleared.

●	Redemptions: For risk management purposes, online redemptions are generally limited $100,000 per account, per day. This limit may be lower if your Fund requires a Medallion Signature Guarantee (MSG) at a threshold below this amount, as the most restrictive limit will apply. All redemption requests exceeding your applicable online limit must be submitted in writing and must include a valid MSG if required.

4. Limitation of Liability

Your use of the Fund's Online Services is at your own risk. The Fund and its service providers (including the Transfer Agent) cannot guarantee the security or uninterrupted availability of the Website. Access may be delayed, limited, or unavailable for reasons including, but not limited to, periods of peak demand, market volatility, systems maintenance, or failures of hardware, software, or network connections.

It is your responsibility to maintain an alternative method for placing transactions (such as by telephone or mail). Neither the Fund, its transfer agent, distributor, nor its affiliates will be held liable for any losses, damages, costs, or expenses arising from any delay, error, or failure to process your transaction request, or for any unauthorized access to your account, due to system unavailability, technical failures, security breaches, or any other cause or circumstance beyond the reasonable control of the Fund or its agents.

How to Sell Your Fund Shares

If you own your shares directly, you may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Medallion Signature Guarantee Requirements

To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or the Transfer Agent may require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $100,000 (or such other threshold as may be established by the Fund and/or the Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Fund or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

The sale price will be the NAV per share next determined after the Funds receive your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Regular Mail Address:	Express Mail Address
Westwood Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Westwood Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

You may request express delivery of redemption proceeds. Checks requested to be sent via express delivery are subject to a $35 charge from your account.

Telephone Transactions

You may purchase, exchange, or redeem Fund shares by calling 1-877-FUND-WHG (1-877-386-3944). Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $100,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Systematic Withdrawal Plan (“SWP”)

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Receiving Your Money

The length of time each Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. Each Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, each Fund typically expects to mail the check within one (1) to three (3) business days; and

●	For payment by wire or ACH, each Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time a Fund typically expects and may take up to 7 calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account.

Redemptions In Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, fees for outbound wires ($15 per wire), IRA withdrawal fees (transfer or redemption) ($25 per withdrawal), and overnight delivery fees ($35 per overnight delivery). These fees may change in the future.

Involuntary Redemptions of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you with at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Funds reserve the right to waive the minimum account value requirement in their sole discretion.

The Funds reserve the right to determine which potential investors qualify as eligible investors for Institutional Shares of the Funds. Institutional Shares of a Fund held by a non-eligible investor are subject to involuntary redemption by the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may exchange between like share classes or different share classes of any of the Value Fund, SMidCap Fund, SmallCap Fund, Income Opportunity Fund, Multi-Asset Income Fund, Alternative Income Fund, Broadmark Tactical Growth Fund, Broadmark Tactical Plus Fund, Real Estate Income Fund or MLP Fund (each a “Westwood Fund”) in the Trust (the “Westwood Funds complex”), where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Westwood Fund is not a taxable event. Unless you are investing through a tax-deferred arrangement, an exchange between share classes of different Westwood Funds is a taxable event, and you may recognize a gain or loss for tax purposes.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Automatic Conversion of C Class Shares to A Class Shares

C Class Shares automatically convert to A Class Shares in the same Fund after 5 years, provided that the Fund or the financial intermediary through which the shareholder purchased the C Class Shares has records verifying that the C Class Shares have been held for at least 5 years. Due to operational limitations at your financial intermediary, your ability to have your C Class Shares automatically converted to A Class Shares may be limited. (For example, automatic conversion of C Class Shares to A Class Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such C Class Shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of C Class Shares to A Class Shares would occur on the basis of the relative NAVs of the two classes without the imposition of any sales charges or other charges. C Class Shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to A Class Shares on a pro rata basis with the C Class Shares. For purposes of calculating the time period remaining on the conversion of C Class Shares to A Class Shares, C Class Shares received on exchange retain their original purchase date. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the conversion of C Class Shares to A Class Shares in the same Fund. The original purchase date of C Class Shares of a Predecessor Fund (e.g., Class C shares of a Predecessor Fund) will be used to calculate the conversion of C Class Shares to A Class Shares.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Sales Charges

Front-End Sales Charges – A Class Shares

The offering price of A Class Shares is the next calculated NAV after the Funds receive your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

For the Value Fund, Income Opportunity Fund, Multi-Asset Income Fund, Alternative Income Fund, Real Estate Income Fund and Tactical Plus Fund, the sales charges below apply.

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment	Dealer Reallowance as a Percentage of Offering Price
Less than $50,000	3.00%	3.09%	3.00%
$50,000 but less than $100,000	2.00%	2.04%	2.00%
$100,000 but less than $250,000	1.00%	1.01%	1.00%
$250,000 and over[1]	None	None	None

[1]	Purchases of A Class Shares of a Fund or its respective Predecessor purchases of $250,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase. See “Contingent Deferred Sales Charges” below for more information.

For the SmallCap Fund, Tactical Growth Fund and MLP Fund, the sales charges below apply.

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment	Dealer Reallowance as a Percentage of Offering Price
Less than $50,000	4.00%	4.17%	4.00%
$50,000 but less than $100,000	3.50%	3.63%	3.50%
$100,000 but less than $250,000	2.25%	2.30%	2.25%
$250,000 but less than $500,000	1.50%	1.52%	1.50%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 and over[1]	None	None	None

[1]	A Class Shares purchases of $1,000,000 or more made on or after August 4, 2020, may be subject to a 1.00% CDSC if redeemed within 18 months of purchase. See “Contingent Deferred Sales Charges” below for more information.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. Your financial intermediary may not offer any or all of the waivers or discounts discussed below, in which case you would be required to purchase A Class Shares directly from a Fund or through another intermediary in order to receive the desired waiver or discount. Investors investing in a Fund through an intermediary should consult “Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries” below, and Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries.

Waiver of Front-End Sales Charge – A Class Shares

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on A Class Shares purchased:

●	Through reinvestment of dividends and distributions;

●	Through an account advised or sub-advised by the Adviser or its affiliates;

●	By persons repurchasing shares they redeemed within the last 90 days (see “Repurchase of A Class Shares”);

●	By employees, officers and directors, and members of their family, of the Adviser and its affiliates;

●	By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more Westwood Funds;

●	By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

●	Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge;

●	Purchases by registered representatives and other employees of certain financial intermediaries (and their family members) having selling agreements with the Adviser or distributor; and

●	Certain other investors as deemed appropriate by the Adviser.

You should inquire with your financial intermediary regarding whether a waiver of front-end sales charge is applicable to you.

Repurchase of A Class Shares

You may repurchase any amount of A Class Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Class Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, a Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Class Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Class Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any A Class Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding Fund shares held by you or related accounts at the Funds or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase A Class Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Class Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of A Class Shares sold subject to a sales charge. As a result, shares of the A Class Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Class Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Class Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of A Class Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Class Shares you purchase with a Letter of Intent.

Contingent Deferred Sales Charges (“CDSC”)

A Class Shares

You will not pay a front-end sales charge if you purchase $250,000 or more of A Class Shares of the Value Fund, Income Opportunity Fund, Multi-Asset Income Fund and Alternative Income Fund, or if you purchase $1,000,000 or more of A Class Shares of the SmallCap Fund. However, A Class Shares purchases of $250,000 or more of the Income Opportunity Fund or its Predecessor Fund made on or after September 3, 2019, A Class Shares purchases of $250,000 or more of the Value Fund and Multi-Asset Income Fund or their respective Predecessor Funds made on or after March 1, 2020, A Class Shares purchases of $250,000 or more of the Alternative Income Fund and its Predecessor Fund, and A Class Shares purchases of $1,000,000 or more of the SmallCap Fund or its Predecessor Fund made on or after August 4, 2020, may be subject to a 1.00% CDSC if redeemed within 18 months of purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of A Class Shares of one fund for A Class Shares of another fund in the Westwood Funds complex.

In addition, the CDSC may be waived under the following circumstances:

●	in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the A Class Shares being redeemed;

●	in the event of the death of the shareholder (including a registered joint owner); and

●	redemptions of A Class Shares where the Funds’ distributor did not pay a sales commission when such shares were purchased.

Notwithstanding the foregoing, A Class Shares shareholders who purchased $1,000,000 or more of Class A shares, without paying a front-end sales charge, of the Salient Tactical Plus Fund and who acquired A Class Shares in connection with the 2022 Reorganization may be subject to a CDSC of 1.00% if such A Class Shares are sold within twelve months of the initial purchase of Class A shares. Similarly, A Class Shares shareholders whose Investor Class shares of a Predecessor Fund were exchanged for A Class Shares in connection with the Reorganization will not be subject to any CDSC.

C Class Shares

You will not pay a front-end sales charge if you purchase C Class Shares. However, you may pay a CDSC of 1.00% on any C Class Shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of C Class Shares of one fund for C Class Shares of another fund in the Westwood Funds complex. If you acquired C Class Shares in connection with the 2022 Reorganization, the original purchase date of your Class C shares of a Predecessor Fund will be used as your date of purchase for such shares.

In addition, the CDSC may be waived under the following circumstances:

●	in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the C Class Shares being redeemed;

●	in the event of the death of the shareholder (including a registered joint owner); and

●	redemptions of C Class Shares where the Funds’ distributor did not pay a sales commission when such shares were purchased.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled “Intermediary-Specific Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference and, therefore, is legally a part of this Prospectus.

In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive such waivers or discounts.

General Information about Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Funds’ distributor may pay dealers up to 1.00% on investments of $250,000 or more in A Class Shares of the Value Fund, Income Opportunity Fund, Multi-Asset Income Fund, Alternative Income Fund, Tactical Growth Fund, Tactical Plus Fund, Real Estate Income Fund and MLP Fund, and up to 1.00% on investments of $1,000,000 or more in A Class Shares of the SmallCap Fund. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Funds’ distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Funds’ distributor from any sales charge it receives or from any other source available to it. Under any such program, the Funds’ distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Funds’ sales charges may be obtained free of charge by calling toll-free 1-877-FUND-WHG (1-877-386-3944).

Because this Prospectus is available on the Funds’ website free of charge, the Funds do not separately make information regarding the Funds’ sales charges available on the website.

Payments to Financial Intermediaries

The Funds and/or the Advisers may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

A Class Shares

The Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act for A Class Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 Fee for A Class Shares of a Fund is 0.25%. A financial intermediary that receives a 1.00% upfront commission on a purchase of A Class Shares of $250,000 or more of the Value Fund, Income Opportunity Fund, Multi-Asset Income Fund, Alternative Income Fund, Tactical Growth Fund, Tactical Plus Fund, Real Estate Income Fund and MLP Fund, or a purchase of A Class Shares of $1,000,000 or more of the SmallCap Fund, will generally become eligible to receive the Rule 12b-1 Fees with respect to such shares beginning in the 13th month following the date of the purchase.

C Class Shares

The Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act for C Class Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 Fee for C Class Shares of the Income Opportunity Fund, SmallCap Fund, Value Fund, Tactical Plus Fund and MLP Fund is 1.00%. The maximum annual Rule 12b-1 Fee for C Class Shares of the Real Estate Income Fund and Tactical Growth Fund is 0.75%. A financial intermediary that receives a 1.00% upfront commission on a purchase of C Class Shares will generally become eligible to receive the Rule 12b-1 Fees with respect to such shares beginning in the 13th month following the date of the purchase.

Administrative Services Plan

The SMidCap Fund, SmallCap Fund, Multi-Asset Income Fund, the Alternative Income Fund, MLP Fund, Real Estate Income Fund, Tactical Growth Fund, and Tactical Plus Fund have adopted an Administrative Services Plan under which a shareholder servicing fee of up to 0.20% of the average daily net assets of the Institutional Shares of the SMidCap Fund and SmallCap Fund, and of the average daily net assets of the A Class Shares of the Real Estate Income Fund and Tactical Plus Fund, 0.19% of the average daily net assets of the Institutional Shares of the Multi-Asset Income Fund, 0.15% of the average daily net assets of the Institutional Shares of the Alternative Income Fund, and 0.10% of the average daily net assets of the Institutional Shares of the Income Opportunity Fund, Value Fund, and MLP Fund, and of the average daily net assets of the A Class Shares and C Class Shares of the MLP Fund, the A Class Shares and F Class Shares of the Tactical Plus Fund, and up to 0.05% of the average daily net assets of the Institutional Shares of the Tactical Growth Fund will be paid to financial intermediaries.

The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Other Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, administrative services fees the Funds may pay to financial intermediaries pursuant to the Funds’ administrative services plan.

Payments by the Adviser

From time to time, the Advisers, the Sub-Adviser and/or their affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s, Sub-Adviser’s and/or their affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by an Adviser, the Sub-Adviser and/or their affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser, Sub-Adviser and/or their affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Funds that invest in micro-, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Board. For the purpose of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control.

When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead, a Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Funds may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds may enter into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), financial intermediaries with whom the Funds have an information sharing agreement are generally obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted, and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-877-FUND-WHG (1-877-386-3944).

Dividends and Distributions

The Value Fund, SMidCap Fund, SmallCap Fund, Tactical Growth Fund, Tactical Plus Fund and MLP Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually.

The Real Estate Income Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually.

The Multi Asset Income Fund, Income Opportunity Fund and Alternative Income Fund distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually.

If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares held in a tax-deferred arrangement, sch as an IRA or other tax-qualified plans. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. Such shareholders should rely on their own tax advisors for advice about the particular U.S. federal, state, and local tax consequences of investing in the Fund. This summary only applies with respect to U.S. investors in the Funds. Non-U.S. investors are encouraged to read a summary of certain rules applicable to them in the SAI and to consult their tax advisors prior to investing in the Funds.

Each Fund intends to qualify each year for treatment as a regulated investment company for U.S. federal income taxes under Subchapter M of the Code (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in Fund-level taxation and, consequently, a reduction in income available for distribution to shareholders. In addition, the Fund may be subject to a 4% excise tax if it fails to make sufficient distributions.

In order for a Fund to qualify for taxation as a RIC, the Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. Certain investment strategies of the Funds may limit a particular Fund’s ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and taxable investors should consult with their tax advisors regarding the tax consequences to them of (buying a dividend”).

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or 30 days after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($125,000 if married and filing separately, $250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Cost Basis Reporting

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of "covered shares," which are generally shares acquired on or after January 1, 2012.

The Fund's default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-877-FUND-WHG (1-877-386-3944), or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

Certain Funds may invest in MLPs taxed as partnerships. Due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, MLPs have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to such limited partners or members. These excess cash distributions would not be treated as income to a Fund but rather would be treated as a return of capital to the extent of the Fund’s basis in the MLP. As a consequence, a Fund may make distributions that exceed its earnings and profits, which would be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher capital gain or lower capital loss when the Fund shares are sold. After a shareholder’s basis in Fund shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Fund shares will be treated as gain from the sale of the Fund shares.

“Qualified publicly traded partnership income” within the meaning of section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

MLPs and other partnerships that the Funds may invest in will deliver Schedules K-1 to the Funds to report their share of income, gains, losses, deductions, and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your Form 1099 tax reporting statement and, accordingly, send you a corrected Form 1099.

Certain Funds may invest in REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV, Dividends and Distributions (“Form 1099-DIV”) to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If a Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five fiscal years or, if shorter, the period of the Funds’ operations. The financial highlights information presented for the Funds is the financial history of the Institutional Shares of the Funds and for the Value Fund, SMidCap Fund, SmallCap Fund, Income Opportunity Fund, Multi-Asset Income Fund and Alternative Income Fund, their Predecessor Funds, each of which was reorganized into the corresponding Fund after the close of business on November 1, 2021, and the MLP Fund and its Predecessor Fund which was reorganized into the MLP Fund after the close of business on November 18, 2022. Certain information reflects financial results for a single Fund (or where applicable, Predecessor Fund) share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (or where applicable, the Predecessor Fund) (assuming reinvestment of all dividends and distributions). The information presented in the tables below for the fiscal year or period ended October 31, 2022 for the Value Fund, SMidCap Fund, SmallCap Fund, Income Opportunity Fund, Multi-Asset Income Fund, and Alternative Income Fund has been audited by the prior auditor, the Funds’ prior Independent Registered Public Accounting Firm, whose report, along with each Fund’s and its respectively Predecessor Fund’s, if any, financial statements, are included in the Funds’ October 31, 2022 annual report, which is available upon request by calling the Funds at 1-877-386-3944. The information for the fiscal years that ended October 31, 2024 and 2023, was audited by the Funds’ Independent Registered Public Accounting Firm, Cohen & Company, Ltd. The information presented in the tables below for the fiscal year ended October 31, 2021, and earlier for the Value Fund, SMidCap Fund, SmallCap Fund, Income Opportunity Fund, Multi-Asset Income Fund and Alternative Income Fund has been audited by the Independent Registered Public Accounting Firm to their Predecessor Funds.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Quality Value Fund(1) - Institutional Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$14.56	$12.27	$12.52	$15.46	$11.80
Net investment income(a)	0.17	0.21	0.19	0.18	0.13
Net realized and unrealized gains (losses) on investments	0.31	2.58	(0.25)	(0.74)	4.28
Total from investment operations	0.48	2.79	(0.06)	(0.56)	4.41
Less distributions from:
Net investment income	(0.19)	(0.23)	(0.19)	(0.10)	(0.17)
Net realized gains	(0.84)	(0.27)	—	(2.28)	(0.58)
Total distributions	(1.03)	(0.50)	(0.19)	(2.38)	(0.75)
Net asset value at end of year	$14.01	$14.56	$12.27	$12.52	$15.46
Total return(b)	3.38%	23.22%	(0.51)%	(4.37)%	38.80%
Net assets at end of year (in 000s)	$180,218	$210,883	$183,878	$249,760	$206,730
Ratio of net expenses to average net assets(c)	0.63%	0.62%	0.64%	0.65%	0.65%
Ratio of gross expenses to average net assets	0.71%	0.69%	0.70%	0.69%	0.76%
Ratio of net investment income to average net assets(c)	1.20%	1.52%	1.52%	1.38%	0.91%
Portfolio turnover rate(d)	77%	42%	57%	77%	72%

Westwood Quality Value Fund - A Class Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$14.64	$12.33	$12.58	$15.53	$11.84
Net investment income(a)	0.14	0.18	0.17	0.15	0.08
Net realized and unrealized gains (losses) on investments	0.31	2.61	(0.26)	(0.75)	4.31
Total from investment operations	0.45	2.79	(0.09)	(0.60)	4.39
Less distributions from:
Net investment income	(0.17)	(0.21)	(0.16)	(0.07)	(0.12)
Net realized gains	(0.84)	(0.27)	—	(2.28)	(0.58)
Total distributions	(1.01)	(0.48)	(0.16)	(2.35)	(0.70)
Net asset value at end of year	$14.08	$14.64	$12.33	$12.58	$15.53
Total return(b)	3.13%	23.07%	(0.75)%	(4.64)%	38.46%
Net assets at end of year (in 000s)	$2,127	$2,138	$1,218	$1,402	$858
Ratio of net expenses to average net assets(c)	0.80%	0.80%	0.82%	0.90%	0.90%
Ratio of gross expenses to average net assets	0.88%	0.87%	0.88%	0.94%	1.01%
Ratio of net investment income to average net assets(c)	1.02%	1.32%	1.35%	1.15%	0.58%
Portfolio turnover rate(d)	77%	42%	57%	77%	72%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Quality SMidCap Fund(1) - Institutional Shares	Year Ended October 31, 2025	Year Ended October 31, 2024		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$16.19	$12.88		$12.89	$16.62	$11.97
Net investment income(a)	0.07	0.13		0.13	0.08	0.15
Net realized and unrealized gains (losses) on investments	0.45	3.60		0.05	(1.45)	4.89
Total from investment operations	0.52	3.73		0.18	(1.37)	5.04
Less distributions from:
Net investment income	(0.19)	(0.14)		(0.09)	(0.11)	(0.13)
Net realized gains	—	(0.28)		(0.10)	(2.25)	(0.26)
Total distributions	(0.19)	(0.42)		(0.19)	(2.36)	(0.39)
Net asset value at end of year	$16.52	$16.19		$12.88	$12.89	$16.62
Total return(b)	3.28%	29.49%		1.42%	(9.64)%	42.85%
Net assets at end of year (in 000s)	$68,262	$75,453		$167,877	$201,586	$237,479
Ratio of net expenses to average net assets(c)	0.85%	0.90	%(d)	0.86%	0.87%	0.88%
Ratio of gross expenses to average net assets	1.07%	1.07	%(d)	1.01%	1.02%	1.10%
Ratio of net investment income to average net assets(c)	0.40%	0.90%		0.96%	0.62%	0.99%
Portfolio turnover rate(e)	66%	73	%(f)	87%	104%	106%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Includes 0.02% of borrowing costs.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f)	Excludes in kind transactions.
(1)	Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMidCap Fund.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Quality SmallCap Fund(1) - Institutional Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$21.35	$18.06	$18.88	$21.99	$14.46
Net investment income(a)	0.17	0.20	0.27	0.18	0.18
Net realized and unrealized gains (losses) on investments	(0.49)	3.92	(0.42)	(2.28)	7.47
Total from investment operations	(0.32)	4.12	(0.15)	(2.10)	7.65
Less distributions from:
Net investment income	(0.18)	(0.28)	(0.19)	(0.20)	(0.12)
Net realized gains	(1.11)	(0.55)	(0.48)	(0.81)	—
Total distributions	(1.29)	(0.83)	(0.67)	(1.01)	(0.12)
Net asset value at end of year	$19.74	$21.35	$18.06	$18.88	$21.99
Total return(b)	(1.95)%	23.24%	(0.92)%	(10.08)%	53.07%
Net assets at end of year (in 000s)	$352,642	$455,373	$427,774	$476,094	$586,435
Ratio of net expenses to average net assets(c)	0.92%	0.90%	0.92%	0.92%	0.92%
Ratio of gross expenses to average net assets	1.06%	1.04%	1.05%	1.04%	1.09%
Ratio of net investment income to average net assets(c)	0.83%	0.97%	1.43%	0.94%	0.90%
Portfolio turnover rate(d)	63%	57%	58%	60%	58%

Westwood Quality SmallCap Fund - A Class Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$21.27	$17.99	$18.84	$21.94	$14.44
Net investment income(a)	0.14	0.16	0.26	0.16	0.16
Net realized and unrealized gains (losses) on investments	(0.48)	3.91	(0.43)	(2.27)	7.45
Total from investment operations	(0.34)	4.07	(0.17)	(2.11)	7.61
Less distributions from:
Net investment income	(0.15)	(0.24)	(0.20)	(0.18)	(0.11)
Net realized gains	(1.11)	(0.55)	(0.48)	(0.81)	—
Total distributions	(1.26)	(0.79)	(0.68)	(0.99)	(0.11)
Net asset value at end of year	$19.67	$21.27	$17.99	$18.84	$21.94
Total return(b)	(2.02)%	23.02%	(1.03)%	(10.15)%	52.90%
Net assets at end of year (in 000s)	$2,433	$3,224	$2,161	$1,556	$1,470
Ratio of net expenses to average net assets(c)	1.04%	1.04%	1.04%	1.04%	1.04%
Ratio of gross expenses to average net assets	1.18%	1.18%	1.17%	1.16%	1.22%
Ratio of net investment income to average net assets(c)	0.70%	0.80%	1.38%	0.81%	0.77%
Portfolio turnover rate(d)	63%	57%	58%	60%	58%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the year.
(b)	Total return is a measure of the change in value of an investment in the Fund over the year covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Quality SmallCap Fund(1) - C Class Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$20.93	$17.81	$18.62	$21.75	$14.34
Net investment income (loss)(a)	(0.02)	(0.01)	0.10	0.01	(0.01)
Net realized and unrealized gains (losses) on investments	(0.47)	3.88	(0.41)	(2.25)	7.44
Total from investment operations	(0.49)	3.87	(0.31)	(2.24)	7.43
Less distributions from:
Net investment income	(0.05)	(0.20)	(0.02)	(0.08)	(0.02)
Net realized gains	(1.11)	(0.55)	(0.48)	(0.81)	—
Total distributions	(1.16)	(0.75)	(0.50)	(0.89)	(0.02)
Net asset value at end of year	$19.28	$20.93	$17.81	$18.62	$21.75
Total return(b)	(2.80)%	22.12%	(1.77)%	(10.84)%	51.81%
Net assets at end of year (in 000s)	$4,640	$2,715	$1,029	$708	$849
Ratio of net expenses to average net assets(c)	1.79%	1.79%	1.79%	1.79%	1.79%
Ratio of gross expenses to average net assets	1.93%	1.93%	1.92%	1.91%	1.97%
Ratio of net investment income (loss) to average net assets(c)	(0.09)%	(0.06)%	0.51%	0.07%	(0.04)%
Portfolio turnover rate(d)	63%	57%	58%	60%	58%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the year.
(b)	Total return is a measure of the change in value of an investment in the Fund over the year covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Income Opportunity Fund - Institutional Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$12.00	$10.46	$10.59	$13.92	$12.84
Net investment income(a)	0.41	0.41	0.38	0.30	0.23
Net realized and unrealized gains (losses) on investments	0.84	1.65	(0.12)	(2.19)	1.90
Total from investment operations	1.25	2.06	0.26	(1.89)	2.13
Less distributions from:
Net investment income	(0.41)	(0.44)	(0.39)	(0.28)	(0.50)
Net realized gains	—	—	—	(1.16)	(0.55)
Return of capital	(0.08)	(0.08)	—	—	—
Total distributions	(0.49)	(0.52)	(0.39)	(1.44)	(1.05)
Net asset value at end of year	$12.76	$12.00	$10.46	$10.59	$13.92
Total return(b)	10.68%	19.85%	2.35%	(14.97)%	17.21%
Net assets at end of year (in 000s)	$372,813	$368,844	$391,661	$579,772	$814,633
Ratio of net expenses to average net assets(c)	0.83%	0.83%	0.81%	0.81%	0.85%
Ratio of gross expenses to average net assets	0.83%	0.83%	0.81%	0.81%	0.86%
Ratio of net investment income to average net assets(c)	3.38%	3.53%	3.44%	2.52%	1.68%
Portfolio turnover rate(d)	67%	57%	88%	81%	82%

Westwood Income Opportunity Fund - A Class Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$11.99	$10.45	$10.57	$13.90	$12.83
Net investment income(a)	0.39	0.39	0.36	0.27	0.20
Net realized and unrealized gains (losses) on investments	0.83	1.65	(0.11)	(2.19)	1.88
Total from investment operations	1.22	2.04	0.25	(1.92)	2.08
Less distributions from:
Net investment income	(0.39)	(0.42)	(0.37)	(0.25)	(0.46)
Net realized gains	—	—	—	(1.16)	(0.55)
Return of capital	(0.07)	(0.08)	—	—	—
Total distributions	(0.46)	(0.50)	(0.37)	(1.41)	(1.01)
Net asset value at end of year	$12.75	$11.99	$10.45	$10.57	$13.90
Total return(b)	10.49%	19.68%	2.25%	(15.21)%	16.86%
Net assets at end of year (in 000s)	$46,338	$43,706	$44,318	$55,296	$62,614
Ratio of net expenses to average net assets(c)	0.99%	1.00%	0.99%	1.06%	1.10%
Ratio of gross expenses to average net assets	0.99%	1.00%	0.99%	1.06%	1.11%
Ratio of net investment income to average net assets(c)	3.21%	3.36%	3.27%	2.27%	1.44%
Portfolio turnover rate(d)	67%	57%	88%	81%	82%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Income Opportunity Fund - C Class Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$11.92	$10.40	$10.53	$13.84	$12.79
Net investment income(a)	0.30	0.30	0.27	0.18	0.10
Net realized and unrealized gains (losses) on investments	0.84	1.63	(0.12)	(2.16)	1.88
Total from investment operations	1.14	1.93	0.15	(1.98)	1.98
Less distributions from:
Net investment income	(0.31)	(0.34)	(0.28)	(0.17)	(0.38)
Net realized gains	—	—	—	(1.16)	(0.55)
Return of capital	(0.06)	(0.07)	—	—	—
Total distributions	(0.37)	(0.41)	(0.28)	(1.33)	(0.93)
Net asset value at end of year	$12.69	$11.92	$10.40	$10.53	$13.84
Total return(b)	9.74%	18.71%	1.40%	(15.75)%	16.03%
Net assets at end of year (in 000s)	$13,289	$12,555	$11,626	$12,743	$13,323
Ratio of net expenses to average net assets(c)	1.74%	1.75%	1.74%	1.81%	1.85%
Ratio of gross expenses to average net assets	1.74%	1.75%	1.74%	1.81%	1.86%
Ratio of net investment income to average net assets(c)	2.46%	2.61%	2.51%	1.52%	0.70%
Portfolio turnover rate(d)	67%	57%	88%	81%	82%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Represents the period from the commencement of operations (November 30, 2022) through October 31, 2023.
(f)	Not annualized.
(g)	Annualized.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Multi-Asset Income Fund(1) - Institutional Shares	Year Ended October 31, 2025		Year Ended October 31, 2024		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$9.93		$8.85		$8.95	$10.67	$9.55
Net investment income(a)	0.64		0.57		0.50	0.42	0.35
Net realized and unrealized gains (losses) on investments	0.26		1.08		(0.11)	(1.71)	1.14
Total from investment operations	0.90		1.65		0.39	(1.29)	1.49
Less distributions from:
Net investment income	(0.63)		(0.57)		(0.49)	(0.43)	(0.37)
Total distributions	(0.63)		(0.57)		(0.49)	(0.43)	(0.37)
Net asset value at end of year	$10.20		$9.93		$8.85	$8.95	$10.67
Total return(b)	9.42%		18.97%		4.27%	(12.38)%	15.69%
Net assets at end of year (in 000s)	$99,037		$88,234		$93,810	$96,636	$94,360
Ratio of net expenses to average net assets(c)	0.26	%(e)	0.88	%(d)(e)	0.71%	0.80%	0.80%
Ratio of gross expenses to average net assets	0.35%		0.97	%(d)	0.78%	0.87%	0.96%
Ratio of net investment income to average net assets(c)	6.44	%(e)	5.90	%(e)	5.42%	4.31%	3.37%
Portfolio turnover rate(f)	66%		65%		52%	62%	67%

Westwood Multi-Asset Income Fund - A Class Shares	Year Ended October 31, 2025		Year Ended October 31, 2024		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$9.98		$8.89		$9.00	$10.72	$9.60
Net investment income(a)	0.62		0.55		0.47	0.39	0.33
Net realized and unrealized gains (losses) on investments	0.26		1.09		(0.11)	(1.71)	1.13
Total from investment operations	0.88		1.64		0.36	(1.32)	1.46
Less distributions from:
Net investment income	(0.60)		(0.55)		(0.47)	(0.40)	(0.34)
Total distributions	(0.60)		(0.55)		(0.47)	(0.40)	(0.34)
Net asset value at end of year	$10.26		$9.98		$8.89	$9.00	$10.72
Total return(b)	9.16%		18.73%		3.91%	(12.54)%	15.34%
Net assets at end of year (in 000s)	$4,882		$8,248		$7,095	$2,321	$1,623
Ratio of net expenses to average net assets(c)	0.51	%(e)	1.12	%(d)(e)	0.94%	1.15%	1.05%
Ratio of gross expenses to average net assets	0.60%		1.21	%(d)	1.01%	1.22%	1.21%
Ratio of net investment income to average net assets(c)	6.21	%(e)	5.66	%(e)	5.07%	3.95%	3.05%
Portfolio turnover rate(f)	66%		65%		52%	62%	67%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Includes 0.01% of borrowing costs.
(e)	Includes 0.00% of affiliated management fee waived by Adviser.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Effective March 31, 2024, Westwood High Income Fund was renamed as Westwood Multi-Asset Income Fund.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Alternative Income Fund - Institutional Shares	Year Ended October 31, 2025*	Year Ended October 31, 2024		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$9.66	$9.13		$10.39	$11.02	$10.47
Net investment income(a)	0.12	0.20		0.29	0.20	0.16
Net realized and unrealized gains (losses) on investments	0.63	0.65		0.13	(0.51)	0.49
Total from investment operations	0.75	0.85		0.42	(0.31)	0.65
Less distributions from:
Net investment income	(0.22)	(0.07)		(1.59)	(0.17)	(0.10)
Net realized gains	—	—		—	(0.15)	—
Return of capital	(0.03)	(0.25)		(0.09)	—	—
Total distributions	(0.25)	(0.32)		(1.68)	(0.32)	(0.10)
Net asset value at end of year	$10.16	$9.66		$9.13	$10.39	$11.02
Total return(b)	7.83%	9.39%		4.48%	(2.88)%	6.19%
Net assets at end of year (in 000s)	$87,597	$94,691		$86,793	$67,312	$53,734
Ratio of net expenses to average net assets(c)	0.89%	0.99	%(d)	0.34%	0.30%	0.96%
Ratio of gross expenses to average net assets	1.09%	1.22	%(d)	0.60%	0.44%	1.21%
Ratio of net investment income to average net assets(c)	1.15%	2.12%		3.08%	1.91%	1.45%
Portfolio turnover rate(e)	89%	51%		92%	128%	125%

Westwood Alternative Income Fund - A Class Shares	Year Ended October 31, 2025	Year Ended October 31, 2024		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$9.65	$9.12		$10.39	$11.00	$10.46
Net investment income(a)	0.09	0.15		0.27	0.18	0.14
Net realized and unrealized gains (losses) on investments	0.65	0.69		0.13	(0.49)	0.48
Total from investment operations	0.74	0.84		0.40	(0.31)	0.62
Less distributions from:
Net investment income	(0.21)	(0.07)		(1.58)	(0.15)	(0.08)
Net realized gains	—	—		—	(0.15)	—
Return of capital	(0.03)	(0.24)		(0.09)	—	—
Total distributions	(0.24)	(0.31)		(1.67)	(0.30)	(0.08)
Net asset value at end of year	$10.15	$9.65		$9.12	$10.39	$11.00
Total return(b)	7.74%	9.33%		4.25%	(2.88)%	5.97%
Net assets at end of year (in 000s)	$831	$463		$34	$33	$68
Ratio of net expenses to average net assets(c)	1.10%	1.09	%(d)	0.46%	0.45%	1.11%
Ratio of gross expenses to average net assets	1.30%	1.32	%(d)	0.72%	0.59%	1.38%
Ratio of net investment income to average net assets(c)	0.91%	1.61%		2.90%	1.69%	1.32%
Portfolio turnover rate(e)	89%	51%		92%	128%	125%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Includes 0.01% of borrowing costs.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Salient MLP & Energy Infrastructure Fund(1) - Institutional Shares(2)	Year Ended October 31, 2025*		10 Months Ended October 31, 2024(3)		Year Ended December 31, 2023(4)	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value at beginning of period	$9.80		$7.83		$7.30	$6.50		$5.50	$7.05
Net investment income(a)	0.14		0.11		0.10	0.04		(0.02)	0.08
Net realized and unrealized gains (losses) on investments	0.57		2.21		0.88	1.08		1.34	(1.31)
Total from investment operations	0.71		2.32		0.98	1.12		1.32	(1.23)
Less distributions from:
Net investment income	(0.46)		(0.35)		(0.28)	—		—	—
Return of capital	—		—		(0.17)	(0.32)		(0.32)	(0.32)
Total distributions	(0.46)		(0.35)		(0.45)	(0.32)		(0.32)	(0.32)
Tax expense reimbursements by Adviser	—		—		— (5)	—		—	—
Net asset value at end of period	$10.05		$9.80		$7.83	$7.30		$6.50	$5.50
Total return(b)	7.18%		30.24	%(c)	13.97%	17.22%		24.11%	(17.32)%
Net assets at end of period (in 000s)	$1,034,607		$972,519		$739,542	$779,843		$566,980	$393,743
Ratio of net expenses to average net assets (including tax expense/benefit)(d)	1.05	%(h)	1.07	%(e)(h)	1.11%	1.35	%(f)	1.29%	1.30%
Ratio of net expenses to average net assets (excluding tax expense/benefit)(d)	1.05	%(h)	1.07	%(e)(h)	1.11%	1.35	%(f)	1.29%	1.30%
Ratio of gross expenses to average net assets (including tax expense/benefit)	1.09	%(h)	1.10	%(e)	1.15%	1.35%		1.27%	1.33%
Ratio of net investment income (loss) to average net assets(d)	1.40	%(h)	1.46	%(e)(h)	1.36%	0.52%		(27.00)%	1.55%
Portfolio turnover rate(g)	52%		74	%(c)	91%	86%		248%	260%

Westwood Salient MLP & Energy Infrastructure Fund - A Class Shares	Year Ended October 31, 2025*		10 Months Ended October 31, 2024(3)		Year Ended December 31, 2023(4)	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value at beginning of period	$9.85		$7.88		$7.34	$6.53		$5.53	$7.07
Net investment income(a)	0.12		0.09		0.08	0.02		(0.03)	0.07
Net realized and unrealized gains (losses) on investments	0.57		2.21		0.89	1.09		1.34	(1.31)
Total from investment operations	0.69		2.30		0.97	1.11		1.31	(1.24)
Less distributions from:
Net investment income	(0.43)		(0.33)		(0.27)	—		—	—
Return of capital	—		—		(0.16)	(0.30)		(0.31)	(0.30)
Total distributions	(0.43)		(0.33)		(0.43)	(0.30)		(0.31)	(0.30)
Tax expense reimbursements by Adviser	—		—		— (5)	—		—	—
Net asset value at end of period	$10.11		$9.85		$7.88	$7.34		$6.53	$5.53
Total return(b)	6.96%		29.79	%(c)	13.75%	17.00%		23.74%	(17.43)%
Net assets at end of period (in 000s)	$155,216		$154,629		$134,627	$151,353		$92,027	$63,681
Ratio of net expenses to average net assets (including tax expense/benefit)(d)	1.29	%(h)	1.35	%(e)(h)	1.36%	1.61	%(f)	1.50%	1.55%
Ratio of net expenses to average net assets (excluding tax expense/benefit)(d)	1.29	%(h)	1.35	%(e)(h)	1.36%	1.61	%(f)	1.50%	1.55%
Ratio of gross expenses to average net assets (including tax expense/benefit)	1.33%		1.38	%(e)	1.40%	1.61%		1.50%	1.56%
Ratio of net investment income (loss) to average net assets(d)	1.18	%(h)	1.21	%(e)(h)	1.12%	0.23%		(0.42)%	1.29%
Portfolio turnover rate(g)	52%		74	%(c)	91%	86%		248%	260%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Salient MLP & Energy Infrastructure Fund(1) (Continued)

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Not annualized.
(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(e)	Annualized.
(f)	Net expense ratio exceeded the expense limitation during the year ended December 31, 2022 due to reorganization expenses.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(h)	Includes 0.04% and 0.03% of affiliated management fee waived by Adviser for the year ended October 31, 2025 and ten months ended October 31, 2024, respectively.
(1)	Prior to November 18, 2022, Westwood Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund.
(2)	Prior to November 18, 2022, Institutional Shares were I Share Class.
(3)	Fund changed fiscal year to October 31.
(4)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(5)	The Adviser reimbursed the Fund $332,497 for losses incurred from tax expenses for the year ended December 31, 2023 the net impact to the Fund was less than $0.005 per share.
*	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Salient MLP & Energy Infrastructure Fund(1) (Continued)

Westwood Salient MLP & Energy Infrastructure Fund - C Class Shares	Year Ended October 31, 2025*		10 Months Ended October 31, 2024(3)		Year Ended December 31, 2023(4)	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value at beginning of period	$9.80		$7.85		$7.30	$6.50		$5.50	$7.02
Net investment income(a)	0.04		0.03		0.03	(0.03)		(0.08)	0.03
Net realized and unrealized gains (losses) on investments	0.57		2.20		0.90	1.07		1.34	(1.31)
Total from investment operations	0.61		2.23		0.93	1.04		1.26	(1.28)
Less distributions from:
Net investment income	(0.36)		(0.28)		(0.24)	—		—	—
Return of capital	—		—		(0.14)	(0.24)		(0.26)	(0.24)
Total distributions	(0.36)		(0.28)		(0.38)	(0.24)		(0.26)	(0.24)
Tax expense reimbursements by Adviser	—		—		— (5)	—		—	—
Net asset value at end of period	$10.05		$9.80		$7.85	$7.30		$6.50	$5.50
Total return(b)	6.12%		28.91	%(c)	13.12%	15.98%		22.91%	(18.16)%
Net assets at end of period (in 000s)	$16,737		$15,499		$13,741	$15,694		$17,726	$20,468
Ratio of net expenses to average net assets (including tax expense/benefit)(d)	2.05	%(h)	2.10	%(e)(h)	2.09%	2.34	%(f)	2.29%	2.30%
Ratio of net expenses to average net assets (excluding tax expense/benefit)(d)	2.05	%(h)	2.10	%(e)(h)	2.09%	2.34	%(f)	2.29%	2.30%
Ratio of gross expenses to average net assets (including tax expense/benefit)	2.09%		2.13	%(e)	2.13%	2.34%		2.26%	2.32%
Ratio of net investment income (loss) to average net assets(d)	0.39	%(h)	0.47	%(e)(h)	0.37%	(0.47)%		(1.26)%	0.57%
Portfolio turnover rate(g)	52%		74	%(c)	91%	86%		248%	260%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Not annualized.
(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(e)	Annualized.
(f)	Net expense ratio exceeded the expense limitation during the year ended December 31, 2022 due to reorganization expenses.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(h)	Includes 0.04% and 0.03% of affiliated management fee waived by Adviser for the year ended October 31, 2025 and ten months ended October 31, 2024, respectively.
(1)	Prior to November 18, 2022, Westwood Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund.
(2)	Prior to November 18, 2022, Ultra Shares were R6 Share Class.
(3)	Fund changed fiscal year to October 31.
(4)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(5)	The Adviser reimbursed the Fund $332,497 for losses incurred from tax expenses for the year ended December 31, 2023 the net impact to the Fund was less than $0.005 per share.
*	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Real Estate Income Fund(1)(2)

Westwood Real Estate Income Fund - Institutional Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Ten Months Ended October 31, 2023(3)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value at beginning of period	$19.53	$16.64	$17.39		$21.56	$19.68	$21.42
Net investment income(a)	1.00	0.47	0.75		0.70	0.46	0.49
Net realized and unrealized gains (losses) on investments	(1.41)	3.73	(0.59)		(3.71)	3.19	(1.24)
Total from investment operations	(0.41)	4.20	0.16		(3.01)	3.65	(0.75)
Less distributions from:
Net investment income	(0.99)	(1.31)	(0.87)		(0.71)	(1.11)	(0.46)
Return of capital	(0.40)	—	(0.04)		(0.45)	(0.66)	(0.53)
Total distributions	(1.39)	(1.31)	(0.91)		(1.16)	(1.77)	(0.99)
Net asset value at end of period	$17.73	$19.53	$16.64		$17.39	$21.56	$19.68
Total return(b)	(2.01)%	25.88%	0.81	%(c)	(14.10)%	15.44%	(2.75)%
Net assets at end of period (in 000s)	$179,011	$177,945	$139,523		$108,853	$143,721	$160,526
Ratio of net expenses to average net assets (excluding interest and dividends on short sale expense)(d)	0.85%	0.93%	1.09	%(e)	1.03%	1.10%	1.10%
Ratio of gross expenses to average net assets (excluding interest and dividends on short sale expense)	0.85%	0.90%	0.98	%(e)	1.42%	1.37%	1.37%
Ratio of net investment income to average net assets(d)	5.49%	2.56%	5.09	%(e)	3.67%	2.26%	2.73%
Ratio of net expenses to average net assets (including interest and dividends on short sale expense)(d)	0.85%	0.93%	1.09	%(e)	1.12%	1.15%	1.15%
Ratio of gross expenses to average net assets (including interest and dividends on short sale expense)	0.85%	0.90%	0.98	%(e)	1.51%	1.42%	1.42%
Ratio of net investment income to average net assets(d)	5.49%	2.56%	5.09	%(e)	3.58%	2.21%	2.68%
Portfolio turnover rate(f)	67%	94%	76	%(c)	72%	82%	55%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Not annualized.
(d)	Ratio was determined after investment management fee recoupment, reductions and/or reimbursed expenses.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Prior to November 18, 2022, Westwood Salient Select Income Fund was known as Salient Select Income Fund.
(2)	Effective March 31, 2024, Westwood Salient Select Income Fund was renamed as Westwood Real Estate Income Fund.
(3)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Real Estate Income Fund(1)(2) (Continued)

Westwood Real Estate Income Fund - A Class Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Ten Months Ended October 31, 2023(3)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value at beginning of period	$19.61	$16.71	$17.45		$21.63	$19.74	$21.48
Net investment income(a)	0.95	0.40	0.70		0.71	0.38	0.43
Net realized and unrealized gains (losses) on investments	(1.42)	3.76	(0.57)		(3.80)	3.14	(1.26)
Total from investment operations	(0.47)	4.16	0.13		(3.09)	3.52	(0.83)
Less distributions from:
Net investment income	(0.95)	(1.26)	(0.83)		(0.67)	(1.02)	(0.43)
Return of capital	(0.38)	—	(0.04)		(0.42)	(0.61)	(0.48)
Total distributions	(1.33)	(1.26)	(0.87)		(1.09)	(1.63)	(0.91)
Net asset value at end of period	$17.81	$19.61	$16.71		$17.45	$21.63	$19.74
Total return(b)	(2.30)%	25.47%	0.66	%(c)	(14.45)%	14.98%	(3.17)%
Net assets at end of period (in 000s)	$78,978	$94,816	$95,619		$103,950	$126,620	$125,194
Ratio of net expenses to average net assets (excluding interest and dividends on short sale expense)(d)	1.14%	1.23%	1.33	%(e)	1.53%	1.50%	1.50%
Ratio of gross expenses to average net assets (excluding interest and dividends on short sale expense)	1.14%	1.20%	1.22	%(e)	1.95%	1.77%	1.77%
Ratio of net investment income to average net assets(d)	5.18%	2.20%	4.75	%(e)	3.73%	1.87%	2.38%
Ratio of net expenses to average net assets (including interest and dividends on short sale expense)(d)	1.14%	1.23%	1.33	%(e)	1.62%	1.55%	1.55%
Ratio of gross expenses to average net assets (including interest and dividends on short sale expense)	1.14%	1.20%	1.22	%(e)	2.04%	1.82%	1.82%
Ratio of net investment income to average net assets(d)	5.18%	2.20%	4.75	%(e)	3.64%	1.82%	2.33%
Portfolio turnover rate(f)	67%	94%	76	%(c)	72%	82%	55%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Not annualized.
(d)	Ratio was determined after investment management fee recoupment, reductions and/or reimbursed expenses.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Prior to November 18, 2022, Westwood Salient Select Income Fund was known as Salient Select Income Fund.
(2)	Effective March 31, 2024, Westwood Salient Select Income Fund was renamed as Westwood Real Estate Income Fund.
(3)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Broadmark Tactical Growth Fund(1)

Westwood Broadmark Tactical Growth Fund - Institutional Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Ten Months Ended October 31, 2023(2)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value at beginning of period	$27.04	$26.40	$26.07		$29.14	$27.96	$26.81
Net investment income (loss)(a)(b)	0.43	0.62	0.57		(0.06)	(0.24)	(0.16)
Net realized and unrealized gains (losses) on investments	1.85	1.02	(0.24)		(2.24)	2.48	2.40
Total from investment operations	2.28	1.64	0.33		(2.30)	2.24	2.24
Less distributions from:
Net investment income	(0.83)	(0.53)	—		—	—	(0.03)
Net realized gains	—	(0.47)	—		(0.77)	(1.06)	(1.06)
Total distributions	(0.83)	(1.00)	—		(0.77)	(1.06)	(1.09)
Net asset value at end of period	$28.49	$27.04	$26.40		$26.07	$29.14	$27.96
Total return(c)	8.64%	6.44%	1.27	%(d)	(7.90)%	8.02%	8.40%
Net assets at end of period (in 000s)	$151,761	$144,258	$215,512		$236,181	$301,241	$255,095
Ratio of net expenses to average net assets(e)	1.27%	1.30%	1.26	%(f)	1.51%	1.46%	1.47%
Ratio of net investment income (loss) to average net assets(b)(e)	1.58%	2.35%	2.60	%(f)	(0.21)%	(0.82)%	(0.58)%
Portfolio turnover rate(g)	179%	156%	565	%(d)	1037%	201%	626%

Westwood Broadmark Tactical Growth Fund - A Class Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Ten Months Ended October 31, 2023(2)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value at beginning of period	$25.10	$24.57	$24.31		$27.34	$26.40	$25.45
Net investment income (loss)(a)(b)	0.33	0.50	0.47		(0.13)	(0.34)	(0.26)
Net realized and unrealized gains (losses) on investments	1.71	0.95	(0.21)		(2.13)	2.34	2.27
Total from investment operations	2.04	1.45	0.26		(2.26)	2.00	2.01
Less distributions from:
Net investment income	(0.75)	(0.45)	—		—	—	—
Net realized gains	—	(0.47)	—		(0.77)	(1.06)	(1.06)
Total distributions	(0.75)	(0.92)	—		(0.77)	(1.06)	(1.06)
Net asset value at end of period	$26.39	$25.10	$24.57		$24.31	$27.34	$26.40
Total return(c)	8.35%	6.14%	1.07	%(d)	(8.27)%	7.59%	7.95%
Net assets at end of period (in 000s)	$14,992	$16,156	$20,551		$27,117	$21,995	$17,949
Ratio of net expenses to average net assets(e)	1.55%	1.58%	1.53	%(f)	1.91%	1.86%	1.88%
Ratio of net investment income (loss) to average net assets(b)(e)	1.30%	2.04%	2.31	%(f)	(0.49)%	(1.21)%	(0.99)%
Portfolio turnover rate(g)	179%	156%	565	%(d)	1037%	201%	626%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests. The ratio of net investment income (loss) does not include the net investment loss of the investment companies in which the Fund invests.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(d)	Not annualized.
(e)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.
(f)	Annualized.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Growth Fund was known as Salient Tactical Growth Fund.
(2)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Broadmark Tactical Growth Fund(1) (Continued)

Westwood Broadmark Tactical Growth Fund - C Class Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Ten Months Ended October 31, 2023(2)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value at beginning of period	$22.95	$22.50	$22.40		$25.39	$24.72	$24.03
Net investment income (loss)(a)(b)	0.14	0.32	0.30		(0.27)	(0.46)	(0.39)
Net realized and unrealized gains (losses) on investments	1.58	0.86	(0.20)		(1.95)	2.19	2.14
Total from investment operations	1.72	1.18	0.10		(2.22)	1.73	1.75
Less distributions from:
Net investment income	(0.57)	(0.26)	—		—	—	—
Net realized gains	—	(0.47)	—		(0.77)	(1.06)	(1.06)
Total distributions	(0.57)	(0.73)	—		(0.77)	(1.06)	(1.06)
Net asset value at end of period	$24.10	$22.95	$22.50		$22.40	$25.39	$24.72
Total return(c)	7.65%	5.41%	0.45	%(d)	(8.75)%	7.01%	7.33%
Net assets at end of period (in 000s)	$2,634	$3,448	$6,252		$7,827	$9,075	$11,830
Ratio of net expenses to average net assets(e)	2.21%	2.25%	2.23	%(f)	2.46%	2.41%	2.42%
Ratio of net investment income (loss) to average net assets(b)(e)	0.63%	1.41%	1.62	%(f)	(1.14)%	(1.80)%	(1.60)%
Portfolio turnover rate(g)	179%	156%	565	%(d)	1037%	201%	626%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests. The ratio of net investment income (loss) does not include the net investment loss of the investment companies in which the Fund invests.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(d)	Not annualized.
(e)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.
(f)	Annualized.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Growth Fund was known as Salient Tactical Growth Fund.
(2)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Broadmark Tactical Plus Fund(1)

Westwood Broadmark Tactical Plus Fund - Institutional Shares(2)	Year Ended October 31, 2025	Year Ended October 31, 2024	Ten Months Ended October 31, 2023(3)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value at beginning of period	$11.39	$11.82	$11.29		$12.37	$11.65	$11.55
Net investment income (loss)(a)(b)	0.28	0.40	0.33		0.04	(0.08)	(0.09)
Net realized and unrealized gains (losses) on investments	(0.45)	(0.36)	0.20		(0.28)	0.80	0.91
Total from investment operations	(0.17)	0.04	0.53		(0.24)	0.72	0.82
Less distributions from:
Net investment income	(0.40)	(0.42)	—		—	—	—
Net realized gains	—	(0.05)	—		(0.84)	—	(0.72)
Total distributions	(0.40)	(0.47)	—		(0.84)	—	(0.72)
Net asset value at end of period	$10.82	$11.39	$11.82		$11.29	$12.37	$11.65
Total return(c)	(1.60)%	0.41%	4.69	%(d)	(1.95)%	6.18%	7.15%
Net assets at end of period (in 000s)	$30,453	$35,172	$36,169		$34,427	$30,855	$30,308
Ratio of net expenses to average net assets(e)(f)	1.35%	1.35%	1.36	%(g)	1.39%	1.40%	1.40%
Ratio of gross expenses to average net assets(f)	1.74%	1.76%	1.74	%(g)	1.93%	1.94%	1.99%
Ratio of net investment income (loss) to average net assets(b)(e)(f)	2.60%	3.49%	3.45	%(g)	0.31%	(0.68)%	(0.77)%
Portfolio turnover rate(h)	670%	1280%	0	%(d)	827%	62%	5029%

Westwood Broadmark Tactical Plus Fund - A Class Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Ten Months Ended October 31, 2023(3)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value at beginning of period	$11.14	$11.58	$11.08		$12.18	$11.51	$11.44
Net investment income (loss)(a)(b)	0.25	0.36	0.30		—	(0.11)	(0.12)
Net realized and unrealized gains (losses) on investments	(0.44)	(0.35)	0.20		(0.26)	0.78	0.91
Total from investment operations	(0.19)	0.01	0.50		(0.26)	0.67	0.79
Less distributions from:
Net investment income	(0.36)	(0.40)	—		—	—	—
Net realized gains	—	(0.05)	—		(0.84)	—	(0.72)
Total distributions	(0.36)	(0.45)	—		(0.84)	—	(0.72)
Net asset value at end of period	$10.59	$11.14	$11.58		$11.08	$12.18	$11.51
Total return(c)	(1.74)%	0.11%	4.51	%(d)	(2.18)%	5.82%	6.95%
Net assets at end of period (in 000s)	$485	$504	$617		$584	$579	$668
Ratio of net expenses to average net assets(e)(f)	1.60%	1.60%	1.57	%(g)	1.64%	1.65%	1.65%
Ratio of gross expenses to average net assets(f)	1.99%	2.01%	1.95	%(g)	2.16%	2.19%	2.23%
Ratio of net investment income (loss) to average net assets(b)(e)(f)	2.37%	3.26%	3.23	%(g)	0.02%	(0.95)%	(1.04)%
Portfolio turnover rate(h)	670%	1280%	0	%(d)	827%	62%	5029%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests. The ratio of net investment income (loss) does not include the net investment loss of the investment companies in which the Fund invests.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(d)	Not annualized.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Broadmark Tactical Plus Fund(1) (Continued)

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(f)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.
(g)	Annualized.
(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Plus Fund was known as Salient Tactical Plus Fund.
(2)	Prior to November 18, 2022, Institutional Shares were I Share Class.
(3)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Broadmark Tactical Plus Fund(1) - F Class Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Ten Months Ended October 31, 2023(2)		Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Net asset value at beginning of period	$11.69	$12.12	$11.55		$12.65	$11.88	$11.73
Net investment income (loss)(a)(b)	0.32	0.45	0.37		0.07	(0.05)	(0.05)
Net realized and unrealized gains (losses) on investments	(0.46)	(0.37)	0.20		(0.27)	0.82	0.92
Total from investment operations	(0.14)	0.08	0.57		(0.20)	0.77	0.87
Less distributions from:
Net investment income	(0.43)	(0.46)	—		(0.06)	—	—
Net realized gains	—	(0.05)	—		(0.84)	—	(0.72)
Total distributions	(0.43)	(0.51)	—		(0.90)	—	(0.72)
Net asset value at end of period	$11.12	$11.69	$12.12		$11.55	$12.65	$11.88
Total return(c)	(1.24)%	0.73%	4.94	%(d)	(1.65)%	6.48%	7.46%
Net assets at end of period (in 000s)	$31,466	$35,637	$40,199		$37,040	$39,430	$38,158
Ratio of net expenses to average net assets(e)(f)	1.04%	1.04%	1.05	%(g)	1.08%	1.09%	1.09%
Ratio of gross expenses to average net assets(f)	1.74%	1.76%	1.74	%(g)	1.93%	1.94%	1.99%
Ratio of net investment income (loss) to average net assets(b)(e)(f)	2.92%	3.81%	3.76	%(g)	0.59%	(0.37)%	(0.46)%
Portfolio turnover rate(h)	670%	1280%	0	%(d)	827%	62%	5029%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests. The ratio of net investment loss does not include the net investment income (loss) of the investment companies in which the Fund invests.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(d)	Not annualized.
(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(f)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.
(g)	Annualized.
(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Plus Fund was known as Salient Tactical Plus Fund.
(2)	Fund changed fiscal year to October 31.

Appendix A

Intermediary-Specific Sales Charge Discounts and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the “Sales Charges” section of the Westwood Funds’ prospectus (the “Prospectus”) for more information on sales charge discounts and waivers.

The following descriptions of financial intermediary sales charge waivers, discounts, policies or procedures, as the case may be, are reproduced based on information provided by the intermediary. The financial intermediary sales charge waivers, discounts, policies or procedures disclosed in this Appendix may vary from those disclosed in the Prospectus or SAI and are subject to change. This Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, nor the Advisors, nor the Distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries’ administration of such waivers, discounts, policies or procedures.

The information in this Appendix is part of, and incorporated into, the Prospectus.

Merrill Lynch

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment advisor for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-end sales load waivers on A Class Shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the Westwood Funds complex through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the Westwood Funds complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s C Class Shares will have their shares converted at net asset value to A Class Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on A Class Shares and C Class Shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the Prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Westwood Funds complex assets held by accounts within the purchaser’s household at Raymond James. Eligible Westwood Funds complex assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Westwood Funds complex, over a 13-month time period. Eligible Westwood Funds complex assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Morgan Stanley Wealth Management (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to A Class Shares, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI.

Front-end Sales Charge Waivers on A Class Shares available at Morgan Stanley

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

●	Shares purchased through a Morgan Stanley self-directed brokerage account.

●	C Class (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to A Class Shares of the same Fund pursuant to Morgan Stanley’s share class conversion program.

●	Shares purchased from the proceeds of redemptions within the Westwood Funds complex, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

J.P. Morgan Securities LLC

If you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

●	Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same Fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

●	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

●	Shares of Funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

●	Shares purchased through rights of reinstatement.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family).

●	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

●	A shareholder in the Fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

●	Breakpoints as described in the prospectus.

●	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

●	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Oppenheimer & Co. Inc.

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by or through a 529 Plan

●	Shares purchased through a OPCO affiliated investment advisory program

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family)

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

●	Employees and registered representatives of OPCO or its affiliates and their family members

●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

●	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated (“Stifel”) and its broker dealer affiliates

Effective June 30, 2025, shareholders purchasing or holding a Westwood Fund share, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Funds’ SAI.

Class A Shares

As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in each Westwood Fund held by accounts within the purchaser’s household at Stifel. Westwood Fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

●	Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

●	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

●	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or another Westwood Fund.

●	Shares purchased from the proceeds of redeemed shares of a Westwood Fund so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement.

●	Shares from rollovers into Stifel from retirement plans to IRAs.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.

●	Purchases of Class 529-A shares through a rollover from another 529 plan.

●	Purchases of Class 529-A shares made for reinvestment of refunded amounts.

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

●	Charitable organizations and foundations, notably 501(c)(3) organizations.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

●	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

●	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

●	Shares acquired through a right of reinstatement.

●	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

●	Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

●	Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform

Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

●	Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

●	Shares purchased through a rollover from another 529 plan.

●	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

●	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

●	Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

●	Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

●	Gift of shares will not be considered when determining breakpoint discounts

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DO THE WESTWOOD FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	■	Social Security number
	■	Assets
	■	Retirement Assets
	■	Transaction History
	■	Checking Account Information
	■	Purchase History
	■	Account Balances
	■	Account Transactions
	■	Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-FUND-WHG (1-877-386-3944)

Who we are
Who is providing this notice?	Westwood Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator and Transfer Agent)

What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tell us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies. We collect your personal information, for example, when you
Why can’t I limit all sharing?
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. Federal law gives you the right to limit only

Definitions
Affiliates	Westwood Management Corp., the investment adviser to the Funds, could be deemed to be an affiliate.
Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	The Funds do not share with nonaffiliates so they can market to you.
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	The Funds do not jointly market.
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

This information is not part of the Prospectus.

WESTWOOD FUNDS

Investment Adviser

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW

Washington, DC 20006

More information about the Funds is available, without charge, through the following:

Appendix A to the Prospectus - Intermediary-Specific Sales Charge Discounts and Waivers

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated by reference into this prospectus. This means that Appendix A, for legal purposes, is a part of this prospectus

Statement of Additional Information (“SAI”): The SAI, dated February 28, 2026, as it may be amended from time to time, includes detailed information about the Funds and the Ultimus Managers Trust. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Financial Statements and Form N-CSR: Additional information about a Fund’s investments is available in the Fund’s annual and semi-annual Financial Statements to shareholders and in Form N-CSR. In a Fund’s annual Financial Statements, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find a Fund’s audited and unaudited financial statements.

To Obtain an SAI, Annual or Semi-Annual Financial Statements, or More Information:

By Telephone:	1-877-FUND-WHG (1-877-386-3944)

By Regular/Express Mail:	Westwood Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246

By Overnight Mail:	Westwood Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

By Internet:	www.westwoodfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Financial Statements on Form N-CSR, as well as other information about the Ultimus Managers Trust, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Investment Company Act registration No. 811-22680.

PROSPECTUS

February 28, 2026

WESTWOOD QUALITY VALUE FUND

TICKER SYMBOL: WHGQX

WESTWOOD QUALITY SMIDCAP FUND

TICKER SYMBOL: WWSMX

WESTWOOD QUALITY SMALLCAP FUND

TICKER SYMBOL: WWSYX

WESTWOOD INCOME OPPORTUNITY FUND

TICKER SYMBOL: WHGOX

WESTWOOD ALTERNATIVE INCOME FUND

TICKER SYMBOL: WMNUX

WESTWOOD SALIENT MLP & ENERGY INFRASTRUCTURE FUND
TICKER SYMBOL: SMRPX

ULTRA SHARES

INVESTMENT ADVISER:

WESTWOOD MANAGEMENT CORP.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund (individually a “Fund” and collectively the “Funds”), please see:

i

Table of Contents

WESTWOOD QUALITY VALUE FUND	1
Fund Investment Objective	1
Fund Fees and Expenses	1
Principal Investment Strategies	2
Principal Risks	2
Performance Information	4
Investment Adviser	5
Portfolio Managers	5
WESTWOOD QUALITY SMIDCAP FUND	6
Fund Investment Objective	6
Fund Fees and Expenses	6
Principal Investment Strategies	7
Principal Risks	7
Performance Information	9
Investment Adviser	10
Portfolio Managers	10
WESTWOOD QUALITY SMALLCAP FUND	11
Fund Investment Objective	11
Fund Fees and Expenses	11
Principal Investment Strategies	12
Principal Risks	12
Performance Information	14
Investment Adviser	15
Portfolio Managers	15
WESTWOOD INCOME OPPORTUNITY FUND	16
Fund Investment Objectives	16
Fund Fees and Expenses	16
Principal Investment Strategies	16
Principal Risks	17
Performance Information	20
Investment Adviser	21
Portfolio Managers	21
WESTWOOD ALTERNATIVE INCOME FUND	22
Fund Investment Objective	22
Fund Fees and Expenses	22
Principal Investment Strategies	23
Principal Risks	23
Performance Information	26
Investment Adviser	27
Portfolio Managers	27

ii

WESTWOOD SALIENT MLP & ENERGY INFRASTRUCTURE FUND	28
Fund Investment Objective	28
Fund Fees and Expenses	28
Principal Investment Strategies	29
Principal Risks	30
Performance Information	34
Investment Adviser	35
Portfolio Managers	35
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION	36
MORE INFORMATION ABOUT RISKS	37
MORE INFORMATION ABOUT FUND INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	51
INFORMATION ABOUT PORTFOLIO HOLDINGS	52
MANAGEMENT OF THE FUNDS	52
Investment Adviser	53
Portfolio Managers	55
PURCHASING, SELLING AND EXCHANGING FUND SHARES	59
PAYMENTS TO FINANCIAL INTERMEDIARIES	70
OTHER POLICIES	70
DIVIDENDS AND DISTRIBUTIONS	72
TAXES	72
ADDITIONAL INFORMATION	74
FINANCIAL HIGHLIGHTS	75
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS	Back Cover

iii

WESTWOOD QUALITY VALUE FUND

Fund Investment Objective

The investment objective of the Westwood Quality Value Fund (the “Fund” or “Value Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Ultra Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Ultra Shares, which are not reflected in the table or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Ultra Shares
Management Fees	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.63%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.55%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Ultra Shares (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.55% of the Fund’s Ultra Shares’ average daily net assets until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling 36-month period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$194	$343	$779

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the portfolio turnover rate of the Fund was 77% of the average value of its portfolio.

1

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event that the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investments in such securities would normally represent less than 25% of the Fund’s assets.

The Fund invests in approximately 40-60 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing to select securities for the Fund that it believes are undervalued, generally maintain high-quality characteristics, and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book values, revenues and cash flow. The Fund considers quality characteristics from a quantitative perspective, such as free cash flow generation, attractive returns on capital, and conservative balance sheets. Additionally, from a qualitative perspective, quality characteristics include strong management teams, durable competitive advantages, and reasonable growth prospects. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company’s fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Large Capitalization Company Risk – The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Real Estate Securities and REIT Risk – A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

2

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Sector Risk – The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of October 31, 2025, 20.2% of the Fund’s net assets were invested in stocks within the financials sector. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Value Investing Risk – Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value. In addition, the Fund’s value investment style may go out of favor with investors.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

3

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Ultra Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year and since inception of the Fund compare with those of the Russell 3000® Index and Russell 1000® Value Index. The performance shown in the bar chart and table for periods prior to November 1, 2021 represents the performance of the Institutional Shares of the Westwood Quality Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 1, 2021 (the “2021 Reorganization”). How the Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns*

*	The Fund’s year-to-date return through December 31, 2025 was 5.80%.

Best Quarter	Worst Quarter
8.66%	(3.17)%
(12/31/2023)	(09/30/2023)

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s Ultra Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD QUALITY VALUE FUND – ULTRA SHARES	1 Year	Since Inception (November 30, 2022)
Fund Returns Before Taxes	5.80%	6.43%
Fund Returns After Taxes on Distributions	1.22%	3.89%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	6.74%	4.90%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	19.22%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	15.91%	11.99%

4

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Matthew Lockridge, Senior Vice President, Head of U.S. Value and Senior Portfolio Manager, has managed the Fund since 2012.*

Mr. Michael Wall, Vice President, Portfolio Manager and Research Analyst, has managed the Fund since 2022.

Mr. Corey Henegar, CFA®, Senior Vice President, Portfolio Manager and Senior Research Analyst, has managed the Fund since June 2025.

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 1, 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

5

WESTWOOD QUALITY SMIDCAP FUND

Fund Investment Objective

The investment objective of the Westwood Quality SMidCap Fund (the “Fund” or “SMidCap Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Ultra Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Ultra Shares, which are not reflected in the table or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Ultra Shares
Management Fees	0.75%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.90%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.22)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.68%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Ultra Shares (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.68% of the Fund’s Ultra Shares’ average daily net assets until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling 36-month period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$265	$477	$1,088

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the portfolio turnover rate of the Fund was 66% of the average value of its portfolio.

6

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers small- and mid-cap companies to be those companies within the market capitalization range of the Russell 2500® Index at the time of initial purchase. While the market capitalization range of the Russell 2500® Index changes throughout the year, it undergoes an annual reconstitution in June of each year. As of December 31, 2025, the market capitalization range of the companies in the index was between $1.3 million and $37.0 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities or ADRs, the Adviser expects that the Fund’s investment in such securities would normally represent less than 15% of the Fund’s assets.

The Fund invests in approximately 45-75 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing to select securities for the Fund that it believes are undervalued, generally maintain high-quality characteristics, and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book values, revenues and cash flow. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund’s target capitalization range.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Real Estate Securities and REIT Risk – A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

7

Value Investing Risk – Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value. In addition, the Fund’s value investment style may go out of favor with investors.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Sector Risk – The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of October 31, 2025, 16.2%, 12.9% and 22.4% of the Fund’s net assets were invested in stocks within the financials sector, materials sector and industrials sector, respectively. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. Companies in the materials sector can be negatively affected by various factors, including the volatility of commodity prices, exchange rates, and/or depletion of resources. Economic factors, government regulation, and litigation including liabilities from environmental damage can also cause sector-wide harm. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector be adversely affected by environmental damages, product liability claims and exchange rates.

Value Investing Risk – Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value. In addition, the Fund’s value investment style may go out of favor with investors.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount

8

or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Ultra Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year, 5-year, and since inception of the Fund compare with those of the Russell 3000® Index and the Russell 2500® Value Index. The performance shown in the bar chart and table for periods prior to November 1, 2021 represents the performance of the Ultra Shares of the Westwood Quality SMidCap Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 1, 2021 (the “2021 Reorganization”). How the Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns - Ultra Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 8.57%.

Best Quarter	Worst Quarter
12.40%	(14.26)%
(12/31/2023)	(6/30/2022)

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s Ultra Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD QUALITY SMIDCAP FUND – ULTRA SHARES	1 Year	5 Years	Since Inception (July 31, 2020)
Fund Returns Before Taxes	8.57%	9.13%	12.82%
Fund Returns After Taxes on Distributions	6.96%	7.52%	11.14%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	5.73%	6.78%	9.84%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	15.64%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	12.73%	10.02%	14.49%

9

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Prashant Inamdar, CFA®, Senior Vice President, Portfolio Manager and Senior Research Analyst, has managed the Fund since 2013.*

Mr. William Costello, CFA®, Senior Vice President, Director of Equity Portfolios and Senior Portfolio Manager, has managed the Fund since 2018.*

Mr. Trip Rodgers, CFA®, Senior Vice President, Portfolio Manager and Senior Research Analyst has managed the Fund since September 2023.

Mr. Kyle Martin, CFA®, Vice President, Portfolio Manager and Research Analyst has managed the Fund since 2021.*

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 1, 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

10

WESTWOOD QUALITY SMALLCAP FUND

Fund Investment Objective

The investment objective of the Westwood Quality SmallCap Fund (the “Fund” or “SmallCap Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Ultra Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Ultra Shares, which are not reflected in the table or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Ultra Shares
Management Fees	0.85%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.93%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.14)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.79%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Ultra Shares (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.79% of the Fund’s Ultra Shares’ average daily net assets until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling 36-month period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$282	$501	$1,130

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the portfolio turnover rate of the Fund was 63% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers small-cap companies to be those companies within the market capitalization range of the Russell 2000® Index at the time of initial purchase. While the market capitalization range of the Russell 2000® Index changes throughout the year, it undergoes an annual reconstitution in June of each year. As of December 31, 2025, the market capitalization range of the companies in the index was between $1.27 million and $31.3 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investment in such securities would normally represent less than 25% of the Fund’s assets.

The Fund invests in approximately 50-70 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing to select securities for the Fund that it believes are undervalued, generally maintain high-quality characteristics, and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book values, revenues and cash flow. The Fund considers quality characteristics from a quantitative perspective, such as free cash flow generation, attractive returns on capital, and conservative balance sheets. Additionally, from a qualitative perspective, quality characteristics include strong management teams, durable competitive advantages, and reasonable growth prospects. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund’s target capitalization range.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small-Capitalization Company Risk – The small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

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Real Estate Securities and REIT Risk – A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Sector Risk – The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of October 31, 2025, 23.6% of the Fund’s net assets were invested in stocks within the financials sector. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Value Investing Risk – Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value. In addition, the Fund’s value investment style may go out of favor with investors.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

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Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Ultra Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year, 5-year, and since inception of the Fund compare with those of the Russell 3000® Index and the Russell 2000® Index. The performance shown in the bar chart and table for periods prior to November 1, 2021 represents the performance of the Ultra Shares of the Westwood Quality SmallCap Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 1, 2021 (the “2021 Reorganization”). How the Fund and Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns - Ultra Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 0.07%.

Best Quarter	Worst Quarter
16.99%	(11.47)%
(3/31/2021)	(6/30/2022)

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s Ultra Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD QUALITY SMALLCAP FUND – ULTRA SHARES	1 Year	5 Years	Since Inception (March 31, 2020)
Fund Returns Before Taxes	0.07%	6.70%	13.76%
Fund Returns After Taxes on Distributions	(1.49)%	5.32%	12.45%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	0.88%	5.06%	10.96%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	19.85%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	12.59%	8.88%	17.17%

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Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. William Costello, CFA®, Senior Vice President, Director of Equity Portfolios and Senior Portfolio Manager, has managed the Fund since 2010.*

Mr. Matthew Lockridge, Senior Vice President, Head of U.S. Value and Senior Portfolio Manager, has managed the Fund since 2010.*

Mr. Frederic G. Rowsey, CFA®, Vice President, Portfolio Manager and Research Analyst, has managed the Fund since 2013.*

Mr. Jordan Latimer, CFA®, Vice President, Portfolio Manager and Research Analyst, has managed the Fund since November 2024.

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 1, 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

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WESTWOOD INCOME OPPORTUNITY FUND

Fund Investment Objectives

The primary investment objective of the Westwood Income Opportunity Fund (the “Fund” or “Income Opportunity Fund”) is to provide current income. A secondary investment objective of the Fund is to provide the opportunity for long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Ultra Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Ultra Shares, which are not reflected in the table or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Ultra Shares
Management Fees	0.65%
Other Expenses	0.12%
Total Annual Fund Operating Expenses[1,2]	0.77%

[1]	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratio of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Ultra Shares (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.74% of the Fund’s Ultra Shares’ average daily net assets until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling 36-month period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect only until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the portfolio turnover rate of the Fund was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to meet its investment objectives by investing generally more than 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying and/or interest-bearing securities. By utilizing primarily income-producing

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securities from diverse asset classes, the Fund also seeks to maintain a lower volatility profile than traditional equity-only products. The Fund aims to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of primarily income-producing asset classes. Equity securities may include common stocks, preferred stocks, convertible securities and warrants. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in master limited partnerships (“MLPs”), securities of real estate investment trusts (“REITs”) and shares of exchange-traded funds (“ETFs”). The Fund generally invests in securities of domestic companies, but may also invest in securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investments in such securities would normally represent less than 25% of the Fund’s assets.

The Fund is permitted to invest in companies of any capitalization range. The Fund’s fixed income investments are, in the aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or “junk” bonds) and unrated securities.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives, including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser’s investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income along with capital appreciation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund.

The Fund invests across various asset classes, sectors and securities, and, from time to time, will engage in frequent trading.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Real Estate Securities and REIT Risk – A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

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ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value (“NAV”) and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Sector Risk – The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of October 31, 2025, 23.6% of the Fund’s net assets were invested in stocks within the financials sector. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may impose discretionary or mandatory liquidity fees. These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

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Corporate Bond Risk – Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Micro-Capitalization Company Risk – Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small- capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small- capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

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Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described elsewhere in this section. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Frequent Trading Risk – The Fund’s frequent trading strategy will result in high portfolio turnover and may be more likely to result in realized capital gains that must be distributed to shareholders as taxable income and in increased brokerage and other transaction costs.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Ultra Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year and since inception of the Fund compare with those of the Russell 3000® Index and the Blended 60/40 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index. The performance shown in bar chart and table for periods prior to November 1, 2021 represents the performance of the Institutional Shares of the Westwood Income Opportunity Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 1, 2021 (the “2021 Reorganization”). How the Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns*

*	The Fund’s year-to-date return through December 31, 2025 was 12.00%.

Best Quarter	Worst Quarter
13.16%	(12.99)%
(6/30/2020)	(3/31/2020)

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Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s Ultra Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a blended secondary index that represents the investment strategy of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD INCOME OPPORTUNITY FUND – ULTRA SHARES	1 Year	Inception Date (November 30, 2022)
Fund Returns Before Taxes	12.00%	9.46%
Fund Returns After Taxes on Distributions	10.84%	8.00%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	7.20%	6.73%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	19.22%
Blended 60/40 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.58%	10.51%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	19.98%

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Adrian Helfert, Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments, has managed the Fund since 2019.*

Mr. Scott Barnard, CFA®, Senior Vice President, Fixed Income Portfolio Manager and Research Analyst, has managed the Fund since 2020.*

Mr. Ben Chittenden, CFA®, Senior Vice President, Portfolio Manager, and Research Analyst, has managed the Fund since November 2024.

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 1, 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

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WESTWOOD ALTERNATIVE INCOME FUND

Fund Investment Objective

The investment objective of the Westwood Alternative Income Fund (the “Fund” or “Alternative Income Fund”) seeks to provide absolute returns through a combination of current income and capital appreciation with low correlation to equity and fixed income markets.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold and sell Ultra Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Ultra Shares, which are not reflected in the table or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Ultra Shares
Management Fees[1]	0.80%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.96%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.20)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.76%

[1]	Management Fees consist of a base fee at an annualized rate of 0.53% of the Fund’s average daily net assets, and a positive or negative performance adjustment of up to an annualized rate of 0.32% based on the Fund’s Ultra Shares’ performance relative to the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%, resulting in a minimum total fee of 0.21% and a maximum total fee of 0.85%.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to waive its Management Fee at an annual rate in the amount of 0.01% of the Fund’s average daily net assets until March 1, 2027 (the “Management Fee Waiver Agreement”). The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Ultra Shares (excluding Management Fees, interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fee (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.00% of the Fund’s Ultra Shares’ average daily net assets until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements (other than Management Fee waivers pursuant to the Management Fee Waiver Agreement) made during the rolling 36-month period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreements to limit expenses remain in effect until March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$286	$511	$1,160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the portfolio turnover rate of the Fund was 89% of the average value of its portfolio.

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Principal Investment Strategies

The Fund employs an absolute return strategy, which means that the Fund seeks to earn a positive total return through a combination of current income and capital appreciation in all market conditions, by maintaining a portfolio that is designed to have low volatility and low correlations with equity and fixed income markets over a full market cycle.

In seeking to achieve its goals, the Fund invests primarily in income producing convertible securities. Convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. Once a convertible security converts to common stock, the Fund would be an equity owner of the particular company as a common stockholder. The Fund may also invest in equity securities and non-convertible fixed income securities, and may invest in securities of any market capitalization, maturity, duration or credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality (“junk bonds”). The Fund may invest in foreign companies in both developed and emerging markets.

The Fund may seek to exploit certain arbitrage opportunities by, for example, selling common stocks or bonds short against positions in which the Fund has invested in convertible securities, or establishing short positions in convertible securities with long positions in the corresponding common stock or bond. When the Fund sells a security short, it is selling a security it does not own. The Fund may invest in derivative instruments, such as futures contracts, forward contracts, options and swaps (including credit default swaps) to seek to hedge risks such as issuer, equity market, credit, interest rate and foreign currency risks, or enhance the returns of the Fund. The Fund may also seek to generate income from option premiums by writing (selling) call and put options on individual securities, broad-based securities indexes or exchange-traded funds (“ETFs”). The Adviser seeks to identify undervalued convertible securities by utilizing quantitative tools and fundamental research to assess a security’s income characteristics, liquidity, credit quality, volatility and equity value. The Adviser seeks to invest in companies with strong business models, quality management, and favorable financial conditions. The Adviser will consider selling a convertible security when it believes that the security is no longer undervalued, or there are unfavorable changes in the fundamentals of the underlying company or the structure of the convertible security. The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.

When the Adviser believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, it may increase the Fund’s investments in cash or money market instruments to protect the Fund’s assets and maintain liquidity. When the Fund’s investments in cash or money market instruments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity and fixed income securities.

The Fund invests across various asset classes, sectors and securities, and, from time to time, will engage in frequent trading.

As a result of the Fund’s investment style, the Fund, from time to time, will engage in frequent trading.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

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Corporate Bond Risk – Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Investments in corporate bonds are also subject to the same risks as fixed income securities.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Securities Risk – Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described elsewhere in this section. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Short Sales Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share price. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Sector Risk – The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of October 31, 2025, 34.8% and 19.0% of the Fund’s net assets were invested in stocks within the technology sector and the industrials sector, respectively. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector be adversely affected by environmental damages, product liability claims and exchange rates.

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Warrants Risk – Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Micro-Capitalization Company Risk – Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small- capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small- capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Absolute Return Strategy Risk – The Fund’s absolute return strategy may cause the Fund to underperform compared to equity or fixed income markets or other mutual funds that do not utilize an absolute return strategy. For example, in rising markets, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform or sustain losses. Periodic underperformance is to be expected and is a result of the Fund’s overall hedging techniques employed for the absolute return strategy. Additionally, there is a risk that the Adviser will be unable to construct a portfolio that limits the Fund’s exposure to market movements, and as a result, the Fund’s performance may reflect general market movements.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value (“NAV”) and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

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Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may impose discretionary or mandatory liquidity fees. These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Frequent Trading Risk – The Fund’s frequent trading strategy will result in high portfolio turnover and may be more likely to result in realized capital gains that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time-based on market conditions.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Ultra Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year, 5-years, and 10-years of the Fund compare with those of the Bloomberg U.S. Aggregate Bond Index and the FTSE 1-Month U.S. Treasury Bill Index. The performance shown in bar chart and table for periods prior to November 1, 2021 represents the performance of the Ultra Shares of the Westwood Alternative Income Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 1, 2021 (the “2021 Reorganization”). How the Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns - Ultra Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 7.70%.

Best Quarter	Worst Quarter
3.55%	(2.73)%
(12/31/2020)	(3/31/2020)

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Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s Ultra Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD ALTERNATIVE INCOME FUND – ULTRA	1 Year	5 Years	10 Years	Since Inception (May 1, 2015)
Fund Returns Before Taxes	7.70%	4.49%	4.49%	N/A
Fund Returns After Taxes on Distributions	7.04%	2.57%	3.09%	N/A
Fund Returns After Taxes on Distributions and Sale of Fund Shares	4.87%	2.61%	2.87%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%	N/A
FTSE 1-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	4.35%	3.25%	2.17%	N/A

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Adrian Helfert, Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments, has managed the Fund since 2020.*

Mr. Christopher Hartman, Vice President and Portfolio Manager, has managed the Fund since 2021.*

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 1, 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

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WESTWOOD SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Fund Investment Objective

The investment objective of the Westwood Salient MLP & Energy Infrastructure Fund (the “Fund” or the “MLP Fund”) seeks to maximize total return (capital appreciation and income).

Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell Ultra Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Ultra Shares, which are not reflected in the tables or the example below. Shares of the Fund are available in other share classes that have different fees and expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Ultra Shares
Management Fees	0.90%
Other Expenses	0.10%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	1.03%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.04)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.99%

[1]	“Total Annual Fund Operating Expenses” and Total Annual Fund Operating Expenses After Fee Reductions and/or Expenses Reimbursement” will not correlate to the ratios of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.
[2]	The Fund may invest in one or more Westwood Funds (“Underlying Funds”). Westwood Management Corp. (the “Adviser”) has agreed to waive fees in the pro rata amount of the management fee charged by Underlying Funds on the Fund’s investment in such other Underlying Funds. During the fiscal period ended October 31, 2025, the Fund reduced investment advisory fees by $474,853.

Example

This Example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$324	$565	$1,256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of Master Limited Partnerships (“MLPs”) (as defined below) and Energy Infrastructure Companies. The Fund invests in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The Fund also may invest in investment grade debt securities issued by MLPs and Energy Infrastructure Companies of any maturity. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. Energy Infrastructure Companies include clean energy companies engaged in renewable energy electricity generation (wind, solar, hydrogen, geothermal, biomass, etc.), renewable storage and transmission, renewable energy equipment development manufacturing, electrified transport, biofuel production or energy efficiency solutions (including smart grid). The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes. The Fund’s MLP investments are generally focused on energy infrastructure investments in pipelines and processes involving the gathering, processing, distributing and marketing of natural gas, natural gas liquids, crude oil, or other refined products.

Energy Infrastructure Companies are companies, including affiliates of MLPs, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity, or renewable energy or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

The Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of total assets, at the time of investment, in equity or debt securities of master limited partnerships. This limit does not apply to securities issued by MLP affiliates, which are not treated as publicly traded partnerships for federal income tax purposes.

The Fund may invest up to but not more than 15% of total assets in debt securities of Energy Infrastructure Companies.

The Fund may invest up to but not more than 12.5% of total assets in any single issuer.

The Fund may invest up to 15% of net assets in unregistered and other illiquid securities.

The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that are held in the portfolio (i.e., covered calls). The Fund may borrow to purchase securities, which would add leverage to the portfolio.

The investment process of the Fund’s investment adviser, Westwood Management Corp. (the “Adviser”) is designed to generate returns by investing in a portfolio of publicly traded MLPs and Energy Infrastructure Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Adviser maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Adviser employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment. Changes in the laws of the United States, including tax laws and regulations, could result in the inability of the Fund to operate as described in this prospectus and the SAI and could adversely affect the Fund (see “Tax Law Change Risk” below).

The percentage limitations applicable to the portfolio described above apply at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities owned. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of total assets in securities of MLPs and Energy Infrastructure Companies, the Fund will be required to make future purchases of securities in a manner so as to come into compliance with this investment policy. The Fund will invest primarily in companies located in North America, but the Fund may invest in companies located anywhere in the world.

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Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. All securities investing and trading activities risk the loss of capital. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Equity Securities Risk – The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Industry Specific Risk – The MLPs and Energy Infrastructure Companies, including Midstream MLPs and Energy Infrastructure Companies, in which the Fund invests, are subject to risks specific to the industry they serve, including the following:

●	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

●	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.

●	Slowdowns in new construction and acquisitions can limit growth potential.

●	A sustained reduction in demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

●	Depletion of the natural gas reserves or other commodities if not replaced could impact the ability of an Energy Infrastructure Company or MLP to make distributions.

●	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs.

●	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities.

●	Rising interest rates could result in a higher cost of capital and divert investors into other investment opportunities.

●	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure Company and MLP securities.

●	Global events, particularly in Russia, Ukraine, Western Europe and the Middle East that also impact and including government stability specifically, could have significant adverse effects on the U.S. economy, and financial and commodities markets.

Liquidity Risk – Although common units of MLPs trade on the exchanges, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Master Limited Partnerships (“MLPs”) Risk – Investments in the debt and equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. The Fund and its shareholders are not eligible for a tax deduction based on income received from MLPs that is available to individuals who invest directly in MLPs.

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Renewable Energy Companies Risk – Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies are subject to specific risks, including: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain renewable energy assets. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The above factors could also impact the ability of renewable energy companies to pay dividends comparable to those paid by other Energy Infrastructure Companies. Certain valuation methods used to value renewable energy companies have not been widely used for a significant period of time and may further increase the volatility of renewable energy company share prices.

Borrowing Risk – Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Concentration Risk – The Fund focuses its investments in issuers of one or more industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry than the Fund that does not concentrate its investments and invests more broadly across industries and sectors.

Counterparty Risk – In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the Over-the-counter (“OTC”) market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Debt Instruments Risk – Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

●	Credit Risk – Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa) or S&P® Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

●	Extension Risk – Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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●	Interest Rate Risk – The yields for certain securities (including for equity securities of MLPs and certain Midstream Energy Infrastructure Companies) are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.

●	Prepayment Risk – Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk – The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, and other similar instruments, may be more volatile than that of other instruments. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. The Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition, there can be no assurance given that any derivatives strategy will succeed, and the Fund may lose money as a result of its use of derivative instruments. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

Leverage Risk – If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Management Style Risk – The portfolio manager’s method of security selection may not be successful, and the Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated.

Market Events Risk – Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise, or economic conditions deteriorate.

Model and Data Risk – Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third-party vendors) and information and data supplied by third-party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

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Non-Diversification Risk – The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than the Fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Portfolio Turnover Risk – The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Small- and Mid-Capitalization Company Risk – Small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Tax Risk – The Fund’s ability to meet its investment objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the Fund invests. If an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

MLPs restructuring their debts due to a decline in oil prices and a decline in value of energy-related properties could result in the cancellation of debt income by MLP partners, including the Fund. The receipt of this taxable income by the Fund will result in increased investment company taxable income required to be distributed by the Fund, without corresponding cash distributions from the MLPs. The Fund might need to sell assets it might not otherwise wish to sell in order to pay the required distributions.

In addition, the Fund faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect any or all of the Fund, the MLPs and other portfolio companies in which the Fund invests. Effective for taxable years beginning after December 31, 2017, and before January 1, 2026, the Tax Cuts and Jobs Act of 2017 generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not. The federal, state, local and foreign tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Law Change Risk – Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs and Energy Infrastructure Companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

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Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Ultra Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year, 5-years, and since inception of the Fund compares with those of the S&P 500® Index and Alerian Midstream Energy Select Index. The performance shown in the bar chart and the table for periods prior to November 18, 2022 represents performance of the Ultra Shares of the Westwood Salient MLP & Energy Infrastructure Fund, a series of the Salient MF Trust (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 18, 2022 (the “2022 Reorganization”). In connection with the 2022 Reorganization, Class R6 shares of the Predecessor Fund were exchanged for and renamed Ultra Shares of the Fund, respectively. How the Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. If the investment adviser to Predecessor Fund had not agreed to waive or reimburse certain Predecessor Fund expenses during the period shown, if applicable, the Fund’s and the Predecessor Fund’s returns would have been less than those shown. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns - Ultra Shares*

*	The Fund’s year-to-date return through December 31, 2025 was 5.34%.

Best Quarter	Worst Quarter
29.13%	(42.30)%
June 30, 2020	March 31, 2020

Average Annual Total Returns for Periods ended December 31, 2025

This table compares the Fund’s Ultra Shares’ average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index and a secondary index.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs”).

WESTWOOD SALIENT MLP & ENERGY INFRASTRUCTURE FUND – ULTRA SHARES	1 Year	5 Years	Since Inception (January 4, 2016)
Return Before Taxes	5.34%	19.31%	9.67%
Return After Taxes on Distributions	4.96%	18.53%	9.11%
Return After Taxes on Distributions and Sale of Fund Shares	3.42%	15.46%	7.73%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	15.01%
Alerian Midstream Energy Select Index (reflects no deduction for fees, expenses or taxes)	6.58%	24.26%	12.63%

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Investment Adviser

Westwood Management Corp. serves as investment adviser to the Fund.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Gregory A. Reid, President – Real Assets and Senior Portfolio Manager, has managed the Fund since 2012*.

Mr. Frank T. Gardner III, CFA® (Ted Gardner), Senior Vice President and Senior Portfolio Manager, has managed the Fund since 2012*.

Mr. Parag Sanghani, CFA®, Senior Vice President and Senior Portfolio Manager, has managed the Fund since May 2022*.

*	Including managing the Predecessor Fund through its reorganization into the Fund on November 18, 2022,

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to the “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” section of the Prospectus.

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Summary Information about the Purchase and Sale of Fund Shares,
Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

To purchase Ultra Shares of a Fund for the first time, you must invest at least $1,000,000. There is no minimum for subsequent investments. This requirement, however, does not apply to qualified retirement plans established under the Internal Revenue Code Sections 401(a), 403(B), or 457 (including but not limited to 401(k) plans, profit-sharing, pension plans, money purchase pension plans, target benefit plans, and defined pension plans) sponsored by investment advisers, financial planners, third-party administrators, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.

Ultra Shares of the Funds are offered exclusively to:

●	employer retirement plans;

●	health savings accounts under section 223 of the Internal Revenue Code of 1986, as amended (the “Code”), if such accounts are maintained by the Funds at an omnibus level;

●	endowments and foundations and local, city and state agencies (or entities acting on their behalf);

●	unaffiliated registered investment companies;

●	collective investment trusts;

●	banks and trust companies or law firms acting as trustee or manager for trust accounts;

●	insurance companies; and

●	Ultra Shares shareholders purchasing Ultra Shares through the reinvestment of dividends or other distributions,

●	Ultra Shares shareholders who acquired those shares in connection with the Reorganization.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Funds directly by mail at Westwood Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246, or by overnight mail c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies (including the Adviser) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information about Risks

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade.

The following is a list of principal risks (“X”) and some non-principal risks (“NP”) that may apply to your investment in a Fund, followed by a description of each risk. Unless otherwise noted, in this section, references to a single Fund apply equally to all applicable Funds. The Funds may be subject to additional risks other than those described because the types of investment made by the Funds may change over time. Further information about each Fund’s investment risks is available in the Funds’ Statement of Additional Information (the “SAI”):

Risks	Value Fund	SMidCap Fund	SmallCap Fund	Income Opportunity Fund	Alternative Income Fund	MLP Fund
Absolute Return Strategy Risk					X
Borrowing Risk						X
Cash and Cash Equivalents Risk						NP
Concentration Risk						X
Convertible Securities Risk				X	X
Corporate Bond Risk				X	X
Counterparty Risk						X
Debt Instruments Risk						X
Derivatives Risk				X	X	X
Emerging Markets Securities Risk				X	X	NP
Energy Sector Risk	X	X	X	X	X
Equity Risk	X	X	X	X	X	X
ETF Risk	NP	X	X	X	X	NP
Fixed Income Risk				X	X
Foreign Currency Risk	X	X	X	X	X
Foreign Securities Risk	X	X	X	X	X	NP
Geographic Focus Risk	X	X	X	X	X
Frequent Trading Risk				X	X
High Yield (“Junk”) Bond Risk				X	X
Industry Specific Risk						X
Large Capitalization Company Risk	X			X	X
Leverage Risk						X
Liquidity Risk		X	X	X	X	X
Lower-Rated Debt Securities (“Junk Bonds”) Risk						NP
Management Style Risk						X
Market Risk	X	X	X	X	X	X
Micro Capitalization Company Risk				X	X	X

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Risks	Value Fund	SMidCap Fund	SmallCap Fund	Income Opportunity Fund	Alternative Income Fund	MLP Fund
MLP Risk	X	X	X	X		X
Additional Information Related to Taxation of MLPs						X
Model and Data Risk						X
Money Market Instruments Risk				X	X	NP
Mortgage Backed Securities Risk				X
Non-Diversification Risk						X
Portfolio Turnover Risk						X
Preferred Stock Risk				X	X
Real Estate Securities and REIT Risk	X	X	X	X
Renewable Energy Companies Risk						X
Sector Risk	X	X	X	X	X
Short Sales Risk					X
Small Capitalization Company Risk			X
Small and Mid Capitalization Company Risk		X		X	X	X
Tax Law Change Risk						X
U.S. Government Securities Risk				X	X	NP
Value Investing Risk	X	X	X
Volatility Risk						X
Warrants Risk				X	X

Below are descriptions of the main factors that may play a role in shaping a Fund’s overall risk profile. The following discussions relating to various principal risks associated with investing in a Fund are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Your investment may be subject to the risks described below if you invest in a Fund, based on the risks identified for a particular Fund in that Fund’s description above. For further details about a Fund’s risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the Fund’s SAI.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance.

As an overall matter, instability in the financial markets has led many governments, including the United States Government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk, increased transaction costs and potential difficulty in valuing portfolio instruments held by the Fund.

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A Fund’s principal risk factors are listed below. All securities investing and trading activities risk the loss of capital. No assurance can be given that a Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses. An investment in a Fund is not intended to constitute a complete investment program and should not be viewed as such. The principal risks of investing in a Fund, which could adversely affect its net asset value and total return, are

Absolute Return Strategy Risk – The Fund’s absolute return strategy may cause the Fund to underperform compared to equity or fixed income markets or other mutual funds that do not utilize an absolute return strategy. For example, in rising markets, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform or sustain losses. Periodic underperformance is to be expected and is a result of the Fund’s overall hedging techniques employed for the absolute return strategy. Additionally, there is a risk that the Adviser will be unable to construct a portfolio that limits the Fund’s exposure to market movements, and as a result, the Fund’s performance may reflect general market movements.

Borrowing Risk – Borrowing for investment purposes creates leverage, which can increase the risk and volatility of the Fund. Borrowing will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. Successful use of borrowing depends on the ability of the Adviser to correctly predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Capital raised through leverage will be subject to interest costs, which may fluctuate with changing market rates of interest. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Some of the Fund’s portfolio securities may also be leveraged and will therefore be subject to the leverage risks described below. This additional leverage may, under certain market conditions, reduce the net asset value of the Fund.

Cash and Cash Equivalents Risk – It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Concentration Risk – The Fund may focus its investments in issuers of one or more particular industries or geographic regions to the extent permitted by applicable regulatory guidance. For example, under normal circumstances, the Fund concentrates its investments in the group of industries that comprise the energy and energy infrastructure sectors and the group of industries that comprise the energy sector, respectively. There is a risk that those issuers (or industry sector or geographic region) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry or geographic region. The risk of concentrating investments in a limited number of issuers in a particular industry or geographic region is that the Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry or geographic region than a mutual fund that does not concentrate its investments and invests more broadly across industries and sectors.

Convertible Securities Risk – Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.

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Corporate Bond Risk – Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Investments in corporate bonds are also subject to the same risks as fixed income securities.

Counterparty Risk – In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Debt Instruments Risk – Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed- income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

●	Credit Risk – Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa), or S&P® Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

●	Extension Risk – Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

●	Interest Rate Risk – The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. The yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise.

The fixed-income securities market has been and may continue to be negatively affected by the COVID-19 pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. Investors should note that following a period of interest rates near historical lows, the U.S. Federal Reserve Board (the “Fed”) has recently increased the federal funds rate and indicated it intends to further raise the federal funds rate in the future, which will likely cause interest rates to rise. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the market and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. The Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than the Fund that does not invest in such derivatives. Increases in interest rates may lead to heightened Fund redemption activity, which may cause the Fund to lose value as a result of the costs that it incurs in turning over its portfolio and may lower its performance.

●	Prepayment Risk – Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

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Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify a Fund’s gains or losses. There are various factors that affect a Fund’s ability to achieve its investment objective(s) with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly or at all with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective(s) or to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Rule 18f-4, under the Investment Company Act of 1940, as amended (the “1940 Act”), regulates registered investment companies’ use of derivatives and certain related instruments. Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a Fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent the Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund’s net assets), it will not be subject to the full requirements of Rule 18f-4. Also, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset coverage requirements under Section 18 of the 1940 Act.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Such lack of correlation may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. For example, futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying instrument rather than only the premium payment received (which could result in a potentially unlimited loss). If a Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. If a Fund writes a “covered” put option (i.e., a put option on a security in which the Fund holds a short position), the Fund may not participate fully in a decline in market value of the underlying security. Over-the-counter options also involve counterparty risk.

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

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A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund may also invest in credit default swap indexes, which are designed to track representative segments of the credit default swap market and provide investors with exposure to specific baskets of issuers. Credit default swaps and credit default swap indexes are subject to the general risks of swaps described above.

Structured Securities

Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, the Fund usually will have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. The Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. The Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

The SAI provides additional information on the types of derivative instruments in which the Fund may invest and its associated risks.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

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Energy Sector Risk – Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may affect adversely companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Issuers in the energy sector may also be impacted by changing investor and consumer preferences arising from the sector’s potential exposure to sustainability and environmental concerns.

Equity Risk – Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, interests in master limited partnerships (“MLPs”) and royalty trusts, shares of real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”), as well as shares of exchange-traded funds (“ETFs”) that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. Investments in equity securities, in general, are subject to market risks that may cause their prices to fluctuate over time. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, has resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to address the economic impact of the COVID-19 pandemic and to stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Even investments in high-quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions. COVID-19 also lead to production cutbacks for many companies and coupled with changes in consumer spending fueled by government stimulus, created a supply/demand imbalance and resulted in higher inflation. Inflation negatively affected the prices of higher growth companies (longer duration assets) and benefited higher dividend-paying equities (lower duration assets). Any such impact could adversely affect the value and liquidity of a Fund’s investments, limit severely a Fund’s investment opportunity set, impact a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to a Fund by its service providers, leading to operational delays and failures and additional investment losses. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of a Fund. Accordingly, a Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Under the 1940 Act, the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs and other investment companies beyond the general limitations imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

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Fixed Income Risk – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. This risk may be heightened given the likelihood of increases in interest rates in the future as the U.S. Federal Reserve continues to increase the federal funds rate after a period of historically low rates. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these market conditions, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact a Fund’s liquidity or force a Fund to sell securities into a declining or illiquid market.

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

Foreign Currency Risk – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, such as individual country risk, currency exchange risk, volatility risk, inflation risk, and liquidity risk.

Frequent Trading Risk – The Fund’s frequent trading strategy will result in high portfolio turnover and may be more likely to result in realized capital gains that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time-based on market conditions.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

High Yield (“Junk”) Bond Risk – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

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Industry Specific Risk

The MLPs and Energy Infrastructure Companies (including Midstream MLPs and Energy Infrastructure Companies) in which the Fund may invest are subject to risks specific to the industry they serve, including the following:

●	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

●	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.

●	Slowdowns in new construction and acquisitions can limit growth potential.

●	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

●	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an Energy Infrastructure Company or MLP to make distributions.

●	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs.

●	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities.

●	Rising interest rates, which could result in a higher cost of capital and divert investors into other investment opportunities.

●	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure Company and MLP securities.

●	Global events, including particularly in Russia, Ukraine, Western Europe and the Middle East and including government stability specifically, could have significant adverse effects on the U.S. economy, and financial and commodities markets.

Large-Capitalization Company Risk – Large-capitalization companies are those above $5 billion capitalization value at the time of purchase. The large-capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large-capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Leverage Risk – If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate.

Liquidity Risk – Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market where frequent and large purchase and sale transactions of a security occur without significantly affecting the price of that security, it may be difficult to value and impossible to sell these investments, and a Fund may have to sell such an investment at a price or time that is not advantageous in order to meet redemptions or other cash needs. The price of illiquid securities may be more volatile than more liquid investments.

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Lower-Rated Debt Securities (“Junk Bonds”) Risk – Securities rated below investment grade and comparable unrated securities are often referred to as “high yield” or “junk” bonds. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk, and to the extent the Fund concentrates its investments in junk bonds, such Fund may be subject to substantial credit risk. Although they may offer higher yields than higher-rated securities, high-risk, lower-rated debt securities, and comparable unrated debt securities generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities, which could substantially adversely affect the market value of the security. Issuers of junk bonds may be more susceptible than other issuers to economic downturns, periods of rising interest rates or individual corporate developments, which could adversely affect the value and market for these securities. In particular, lower-rated and comparable unrated debt securities are often issued by smaller, less creditworthy companies or by highly levered (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. In addition, the markets in which lower-rated and comparable unrated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing its portfolios.

Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities. The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit quality in the high yield bond market can change suddenly and unexpectedly, and credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was most recently rated. As a result, even recently issued credit ratings may not fully reflect the actual risks of a particular high yield bond. The Fund’s Adviser may or may not rely solely on ratings issued by established credit rating agencies, and may utilize these ratings in conjunction with their own independent and ongoing credit analysis.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time. Likewise, the Russian invasion of Ukraine in early 2022 caused increased volatility in various financial markets, the lasting impact of which may not be fully know for some time.

Micro-Capitalization Company Risk – Micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. A Fund’s investment in MLPs may result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the MLPs’ operating expenses, in addition

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to paying Fund expenses. MLP operating expenses are not reflected in the fee tables and examples in this Prospectus. MLPs may be negatively affected by the COVID-19 pandemic or military actions. As with other serious economic disruptions, government authorities and regulators have responded to this crisis with significant government regulation and intervention, including quarantines, travel restrictions, temporary business closures and other similar protective actions. As a result, the COVID-19 pandemic has impacted the volume of products sold, the level of services provided by midstream companies and the supply and demand for hydrocarbon products. In addition, the disruption of a company’s operations due to labor constraints or a supply disruption of required maintenance items can negatively affect MLPs, which could adversely affect the value of the Fund’s investment in MLPs and negatively impact the Fund’s performance. Likewise, the Russian invasion of Ukraine in early 2022 caused increased volatility in various financial markets. In response to the invasion, government authorities and regulators imposed sanctions on Russia that ultimately affected the global economy. The continuation of this conflict and corresponding sanctions could adversely affect the Fund.

Additional Information Related to Taxation of MLPs – MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

If an MLP is treated as a partnership, then for each tax year, the MLP will allocate its net profits and net losses (and corresponding tax items) to its partners in accordance with its partnership agreement. The allocation occurs whether or not the MLP makes a distribution to its partners. Each partner in the MLP reports its share of the tax items on its income tax return. If an MLP makes a cash distribution to a partner, then the partner recognizes no income from the distribution if the amount of the distribution is equal to or less than the partner’s adjusted tax basis in its ownership interest. Any cash distributed in excess of the partner’s adjusted tax basis is taxed as capital gain. A partner’s adjusted tax basis in its MLP interest is the value of its initial contribution to the MLP, plus annual allocations of income and any additional capital contributions made by a partner to the MLP, minus annual allocations of losses and deductions and any distributions to the partners. In general, any gain or loss from the sale of an ownership interest in an MLP is capital gain or loss. However, some of the gain may be ordinary income if the MLP holds certain ordinary income producing assets, such as depreciable tangible personal property and certain contracts.

Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. Rather, the Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. If additional information becomes available regarding the characterization of a distribution after 1099s have been printed and mailed, it may be necessary to provide shareholders with a corrected 1099.

Model and Data Risk – Given the complexity of the investments and strategies of the Fund, the Fund’s Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third-party vendors) and information and data supplied by third-party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for a Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may impose discretionary or mandatory liquidity fees. These measures may result in an investment loss or prohibit a Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to

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comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Backed Securities Risk – Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Non-Diversification Risk (Westwood Salient MLP & Energy Infrastructure Fund Only)

The Fund is non-diversified. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than the Fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Portfolio Turnover Risk

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. The Fund’s portfolio turnover rate will vary from year to year.

Preferred Stock Risk – The Fund may invest in preferred stocks. Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Real Estate Securities and REIT Risk – A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Funds. Accordingly, a Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee tables and examples in this Prospectus.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs have been and may continue to be negatively affected by the COVID pandemic. As with other serious economic disruptions, government authorities and regulators are responding to this crisis with significant political, fiscal and monetary policy changes, including moratoriums on rents and evictions. Further, the COVID pandemic has weakened the financial condition of many tenants that could result in tenants seeking the protection of bankruptcy or insolvency laws, which could result in the rejection and termination of leases and thereby causing a reduction in rent payments. Lower rental income as a result of any of these situations can negatively affect a REIT, which could adversely affect the value of the Fund’s investment in the REIT and negatively impact the Fund’s performance.

Renewable Energy Companies Risk – Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain renewable energy assets. Renewable energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for renewable energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect renewable energy companies. Certain

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investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The above factors could also impact the ability of renewable energy companies to pay dividends comparable to those paid by other Energy Infrastructure Companies. Certain valuation methods used to value renewable energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain renewable energy company share prices.

Because many renewable energy infrastructure companies enter into long-term contracts for energy off-put, if their counterparties experience economic stress, there could be subsequent concerns regarding such long-term contracts. As increased capital enters the renewable energy space, combined with decreasing costs, there may be pressure on power pricing, which in turn could result in lower rates of returns on certain projects. The renewable energy sector can also be significantly affected by changes in the prices and supplies of other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations.

Sector Risk – A Fund may, at times, be more heavily invested in certain sectors. When a Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors.

●	Financials Sector Risk. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

●	Industrials Sector Risk. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector be adversely affected by environmental damages, product liability claims and exchange rates.

●	Materials Sector Risk. Companies in the materials sector can be negatively affected by various factors, including the volatility of commodity prices, exchange rates, and/or depletion of resources. Economic factors, government regulation, and litigation including liabilities from environmental damage can also cause sector-wide harm.

●	Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

Short Sales Risk – Short sales are transactions in which a Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to an unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, a Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. Furthermore, a Fund may be required to pay a premium or interest to the lender of the security. The forgoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. A Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Small-Capitalization Company Risk – The small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial

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resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Small- and Mid-Capitalization Company Risk – Small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Tax Law Change Risk – Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs and Energy Infrastructure Companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

MLPs do not pay U.S. federal income tax at the partnership level and instead allocate a share of the partnership’s income, gains, losses, deductions and expenses to each partner. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP as well as decreased income, and consequently a decrease in the value of an investment in the Fund.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Value Investing Risk – Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Warrants Risk – The Fund may invest in warrants. Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

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More Information about Fund Investment Objectives and

Principal Investment Strategies

Investment Objectives

The investment objective of the Value Fund, SMidCap Fund, and the SmallCap Fund is to seek long-term capital appreciation.

The primary investment objective of the Income Opportunity Fund is to provide current income. A secondary investment objective of the Income Opportunity Fund is to provide the opportunity for long-term capital appreciation.

The investment objective of the Alternative Income Fund seeks to provide absolute returns through a combination of current income and capital appreciation with low correlation to equity and fixed income markets.

The primary investment objective of the MLP Fund is to maximize total return (capital appreciation and income).

The investment objectives of the Value Fund, SMidCap Fund and the SmallCap Fund are fundamental and cannot be changed without shareholder approval. The investment objectives of the Income Opportunity Fund, Alternative Income Fund, and the MLP Fund may be changed by the Board without shareholder approval, upon 60 days’ prior written notice to shareholders.

The MLP Fund has a name which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name. This requirement is applied at the time the Fund invests its assets. The Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of the Fund may be changed at any time by the Board. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

For purposes of the MLP Fund’s policy to invest 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a particular type of investment, “net assets” includes not only the amount of the Fund’s net assets attributable to the particular type of investment, but also the Fund’s net assets that are segregated or “earmarked” on the Fund’s books and records or being used for collateral, in accordance with procedures established by the Board and applicable regulatory guidance, or otherwise used to cover such investment exposure.

Principal Investment Strategies

In addition to each Fund’s principal investment strategies as described above in the Fund’s “Principal Investment Strategies”, additional discussion regarding the Alternative Income Fund’s principal investment strategies are set forth below.

The Alternative Income strategy seeks to provide absolute returns through a combination of current income and capital appreciation with a low correlation to equity and fixed income markets. The Adviser’s market-neutral approach is built on an alternative methodology that combines shorter-dated, yield-oriented securities with convertible arbitrage and macro hedging. The Adviser’s portfolio management team employs a quantitative and fundamental approach to identify convertible bonds with shorter maturities that can generate attractive yields and the potential for capital appreciation as a result of mispriced volatility in the market. The portfolio management team then incorporates a convertible arbitrage strategy that the Adviser believes can take advantage of market dislocations and arbitrage opportunities, including earnings catalysts, credit ratings, and mergers. As a fixed income alternative, the Adviser’s philosophy is grounded in managing downside risks and embracing market volatility as a source of return akin to what traditional fixed income investors require to balance total portfolio risk. Additionally, the Adviser’s methodology consistently implements an active macro hedging strategy that is intended to mitigate residual systematic risks in the portfolio, including interest rates, credit, equity, and currency. The investment discipline and portfolio construction process are designed to generate absolute returns regardless of the direction of the market to serve as a complement to traditional income allocations.

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective(s). If a Fund invests in this manner, it may not achieve its investment objective(s). The Funds will only do so if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This Prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices

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that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Funds’ SAI (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

Temporary Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, a Fund may not follow its principal investment strategy. Under such conditions, a Fund may invest without limit in money market securities, U.S. Government obligations, interests in short-term investment funds, repurchase agreements, and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objective. Although the issuers of certain federal agency securities or government-sponsored entity securities in which a Fund may invest (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks (“FHLB”), and other government-sponsored entities) may be chartered or sponsored by Acts of Congress, the issuers are not funded by Congressional appropriations, and their securities are neither guaranteed nor issued by the United States Treasury.

Each Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund’s expenses or to permit the Fund to meet redemption requests. The Funds also may create equity or fixed-income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Funds to hold cash while receiving a return on the cash that is similar to holding equity or fixed-income securities.

Lending of Portfolio Securities

In order to generate additional income, a Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Additional Information Regarding the Security Selection Process

As part of analysis in its security selection process, among other factors, the MLP Fund’s Adviser also evaluates whether environmental, social and governance (“ESG”) factors could have a positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Fund may invest. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by the Adviser as an additional input in its primary analysis,

Information about Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Within 10 days of the end of each calendar quarter, each Fund will post its complete portfolio holdings on the internet at www.westwoodfunds.com. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund. Nevertheless, as described in the SAI, each Fund will disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter.

Management of the Funds

Board of Trustees Oversight

Ultimus Managers Trust’s (the “Trust”) Board of Trustees’ (the “Board”) primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with the Advisors and other service providers in order to provide necessary or desirable services on behalf of the Trust and the Funds. The Board (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus, summary prospectus, or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret or amend the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI. More information about the Board and its governance processes is included in the Management of the Funds section of the Funds’ SAI.

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Investment Adviser

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds and other registered investment companies. The Adviser’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly-owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2025, the Adviser had approximately $13.17 billion in assets under management. The Adviser is a registered investment adviser.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Management Fees

For its services to the Value Fund, SMidCap Fund, SmallCap Fund, Income Opportunity Fund, and the MLP Fund, the Adviser is entitled to a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the applicable Fund, as set forth in the table below.

Westwood Quality Value Fund	0.50%
Westwood Quality SMidCap Fund	0.75%
Westwood Quality SmallCap Fund	0.85%
Westwood Income Opportunity Fund	0.65%
Westwood Salient MLP & Energy Infrastructure Fund	0.90%

In connection with the Adviser’s Sensible Fees™ framework, for its services to the Ultra Shares of the Alternative Income Fund, the Adviser is entitled to a management fee, which consists of a base fee (the “Base Fee”) and a positive or negative performance adjustment (the “Performance Adjustment”) based on whether, and to what extent, the investment performance of the Ultra Shares of the Fund exceeds, or is exceeded by, the performance of an index hurdle (the “Index Hurdle”) over the 12-month period from November 1 of each year through October 31 of the following year (the “Performance Period”). The Base Fee and Performance Adjustment are each calculated and accrued daily based on the average daily net assets of the Ultra Shares of the Fund during the Performance Period.

The Base Fee is an annual rate of 0.53%. The Index Hurdle is the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0016% of the Ultra Shares’ average daily net assets for each 0.01% by which the performance of the Ultra Shares exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the Ultra Shares’ average daily net assets during the Performance Period, which would occur when the performance of the Ultra Shares exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.21% to a maximum annual rate of 0.85%.

A Performance Adjustment will not be based on whether the absolute performance of the Ultra Shares is positive or negative, but rather will be based on whether such performance exceeds, or is exceeded by, the performance of the Index Hurdle. The Ultra Shares could pay a Performance Adjustment for positive relative performance even if the Ultra Shares decrease in value, so long as the performance of the Ultra Shares exceeds that of the Index Hurdle. It is possible that, if you buy Ultra Shares of a Fund after the beginning of a Performance Period, you will bear a share of a Performance Adjustment payable by the Ultra Shares based on performance that preceded your purchase and from which you therefore did not benefit.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Ultra Shares of the Value Fund, SMidCap Fund, SmallCap Fund, and Income Opportunity Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of the average daily net assets of the Ultra Shares of each Fund.

Westwood Quality Value Fund	0.55%
Westwood Quality SMidCap Fund	0.68%
Westwood Quality SmallCap Fund	0.79%
Westwood Income Opportunity Fund	0.74%

Except as otherwise noted, unless earlier terminated by the Board, the above contractual fee waivers shall continue in effect until March 1, 2027.

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The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.01% of the Alternative Income Fund’s Ultra Shares’ average daily net assets (the “Management Fee Waiver Agreement”). In addition, pursuant to a separate expense limitation agreement, the Adviser has contractually agreed to reduce its fees and reimburse expenses of the Ultra Shares of the Alternative Income Fund in order to keep net operating expenses (excluding management fees, interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.00% of the average daily net assets of the Ultra Shares of the Fund. These contractual agreements shall continue in effect until March 1, 2027.

The MLP Fund may invest in one or more Westwood Funds (“Underlying Funds”). The Adviser has agreed to waive fees in the pro rata amount of the management fee charged by Underlying Funds on the Fund’s investment in such other Underlying Funds.

The Adviser may receive from a share class of a Fund the difference between the share class’s total annual Fund operating expenses (not including excluded expenses) and the share class’s expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements (other than management fee waivers pursuant to the Management Fee Waiver Agreement for the Alternative Income Fund) made during the rolling 36-month period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

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For the fiscal year ended October 31, 2025, the Adviser received advisory fees (after fee reductions) as a percentage of the average daily net assets of each Fund as follows:

Westwood Quality Value Fund	0.42%
Westwood Quality SMidCap Fund	0.53%
Westwood Quality SmallCap Fund	0.71%
Westwood Income Opportunity Fund	0.65%
Westwood Alternative Income Fund	0.61%
Westwood Salient MLP & Energy Infrastructure Fund	0.86%

A discussion of the factors considered by the Board in its approval of the renewal of the investment advisory agreements with the Adviser for the Funds, including the Board’s conclusions with respect thereto, is available in the Financial Statements for the Funds for the fiscal year ended October 31, 2025.

Portfolio Managers

Each Fund is managed by a portfolio management team of one or more portfolio managers, and the members of a Fund’s portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The investment process for the Funds is driven by proprietary team-oriented, in-depth, fundamental research. Weekly research meetings provide a forum where the Adviser’s investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. Investment decisions are generally made by majority agreement of the portfolio management team. The Adviser has identified the following team members as those with the most significant responsibility for each Fund’s assets. This list does not include all members of the investment team.

Mr. Scott Barnard, CFA®, Senior Vice President, Fixed Income Portfolio Manager and Research Analyst, joined the Adviser in 2020. Prior to joining the Adviser, Mr. Barnard was an Associate Portfolio Manager at Amundi Pioneer. Mr. Barnard helped design, launch and manage numerous customized investment solutions for both institutional and retail clients during his time at Amundi Pioneer. During his 14-year Amundi tenure, Mr. Barnard also co-created a risk management solution that was utilized across the entire firm for all fixed income portfolios. Mr. Barnard graduated with a BS in Finance from the University of Colorado at Boulder. He is a member of the CFA Institute. Mr. Barnard has served on the portfolio team for the Income Opportunity Fund and Multi-Asset Income Fund since their inception in 2021 and for their respective Predecessor Funds since 2020. Mr. Barnard participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Barnard has more than 20 years of investment experience. Mr. Barnard has managed the Income Opportunity Fund since 2020.

Mr. Ben Chittenden, CFA®, Senior Vice President, Portfolio Manager and Research Analyst joined the Adviser in 2018. Mr. Chittenden began his professional career in 2004, as an Equity Analyst at Bear Stearns and subsequently at J.P. Morgan as a Senior Associate. He was most recently with Oppenheimer where he served as a Senior Analyst responsible for U.S. Regional Banks and Specialty Finance. In 2004, Mr. Chittenden graduated from Bucknell University with a dual major in Mathematics (BA) and Economics (BA). Mr. Chittenden is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Mr. Chittenden joined Westwood in 2018, as a Research Analyst. Mr. Chittenden has served on the portfolio team for the Multi-Asset Income Fund and its Predecessor Fund since February 2022. Mr. Chittenden has served as a portfolio manager for the Income Opportunity Fund since November 2024. Mr. Chittenden participates in the investment decision process. He has authority to direct trading activity for the Income Opportunity Fund and is also responsible for representing the Income Opportunity Fund to investors. Mr. Chittenden has more than 21 years of investment experience. Mr. Chittenden has managed the Income Opportunity Fund since 2024.

Mr. William E. Costello, CFA®, has served as Senior Vice President, Director of Equity Portfolios and Senior Portfolio Manager for the Adviser since January 2018. Prior to this appointment, he served as Senior Vice President, Portfolio Manager and Senior Research Analyst for the Adviser from July 2010 to 2018. Prior to joining the Adviser, Mr. Costello was a Portfolio Manager and Director of Research at the Boston Company, where he worked from 1997 to 2009, and he worked at Delphi Management as a generalist equity analyst from 1992 until 1997. He has served on the portfolio team for the Quality SmallCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2010 and has served on the portfolio team for the Quality SMidCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2018. Mr. Costello participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Costello has more than 38 years of investment experience. Mr. Costello has managed the Quality SmallCap Fund since 2010 and the Quality SMidCap Fund since 2018.

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Mr. Frank T. Gardner III, CFA® (Ted Gardner), serves as Senior Vice President and Senior Portfolio Manager for the Adviser. Prior to the 2022 Reorganization, Mr. Gardner served as a Portfolio Manager at Salient from 2011 until the 2022 Reorganization. Prior to joining Salient, Mr. Gardner was a Portfolio Manager and Director of Research for RDG Capital LLC from 2010 to 2011. Prior to RDG, Mr. Gardner was a Portfolio Manager for Telemus Capital Partners from 2007 to 2010. Prior to joining Telemus, he was an MLP research analyst for Raymond James Equity Research from 2004 to 2007. During his tenure at Raymond James, he followed 35 public MLPs and initiated coverage on 22 MLPs in the midstream, maritime, coal and refining industries. He was also actively involved in due diligence related to Raymond James’ investment banking transactions. Prior to joining Raymond James, Mr. Gardner was a financial advisor at UBS Financial Services. Mr. Gardner earned a Bachelor of Business Administration degree from The University of Texas at Austin and an MBA from the University of St. Thomas. He is also a CFA Charterholder. Mr. Gardner has served as a portfolio manager for the Westwood Salient MLP & Energy Infrastructure Fund, including while a portfolio manager for the Predecessor Fund, since the Predecessor Fund’s inception in 2012. Mr. Gardner participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Gardner has more than 24 years of investment experience. Mr. Gardner has managed the MLP & Energy Infrastructure Fund since 2020.

Mr. Christopher Hartman joined Westwood in 2021 and currently serves as Senior Vice President, Portfolio Manager on the Income Alternatives Portfolios Team. Prior to joining the Adviser, Mr. Hartman served as Senior Portfolio Manager – Convertible Arbitrage at Aegon Asset Management in Chicago, where he was responsible for portfolio management of Aegon Asset Management Market Neutral Fund and the Legacy Convertible Insurance product strategy. Mr. Hartman also focused on convertible arbitrage and managed long-only convertible bonds. Prior to that, Mr. Hartman spent 17 years at Calamos Investments, eight of which he served as Senior Vice President, Portfolio Manager of the Calamos Market Neutral Fund Mr. Hartman earned his MBA in Finance from Benedictine University and his BA in Economics from Southern Illinois University. Mr. Hartman has served on the portfolio team for the Alternative Income Fund since 2021. Mr. Hartman participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Hartman has more than 32 years of investment experience. Mr. Hartman has managed the Alternative Income Fund since 2021.

Mr. Adrian Helfert has served as Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Portfolios for the Adviser since February 2020. Prior to this appointment, he served as Senior Vice President and Director of Multi-Asset Portfolios for the Adviser since joining the Adviser in January 2019. He is responsible for leading the firm’s multi-asset strategies team, which includes Income Opportunity, Multi-Asset Income and Alternative Income strategies, as well as Fixed Income strategies. Prior to joining the Adviser, Mr. Helfert served as Managing Director and Senior Multi-Asset Portfolio Manager at Amundi in London, where he was responsible for Global Fixed Income strategies. During his 13-year Amundi tenure, he also was an investment team leader on absolute return, unconstrained and total return portfolios. Prior to joining Amundi, Mr. Helfert worked at Royal Bank of Scotland and in JPMorgan’s Asset Management Group. Mr. Helfert earned his MBA from Duke University and his BA in physics from the University of Virginia, where he was awarded a fellowship for his work in Solid State Physics. He also served in the U.S. Navy/Marine Corps as a Combat Medic. Mr. Helfert has served on the portfolio team for the Income Opportunity Fund and Multi-Asset Income Fund since its inception in 2021 and for its respective Predecessor Fund since 2019. Mr. Helfert has also served on the portfolio team for the Alternative Income Fund since its inception in 2021 and for its respective Predecessor Fund since 2020. Mr. Helfert has served on the portfolio team for the Westwood Broadmark Tactical Growth and Westwood Broadmark Tactical Plus Fund since 2024. Mr. Helfert participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Helfert has more than 27 years of investment experience. Mr. Helfert has managed the Multi-Asset Income Fund and Income Opportunity Fund since 2019, the Alternative Income Fund since 2020, and the Tactical Growth Fund and Tactical Plus Fund since 2024.

Mr. Corey Henegar, CFA®, has served as Senior Vice President, Portfolio Manager, and Senior Research Analyst since rejoining Westwood in February 2025. Mr. Henegar previously was a Co-Founder, Portfolio Manager and Analyst with Oakview Capital Management, L.P. At Oakview, Mr. Henegar managed an AllCap Value portfolio and covered a variety of sectors using a Quality-Value investment approach. From 2001-2010, Mr. Henegar was with Westwood as both, an Analyst and Portfolio Manager on the SmidCap Value strategy. Mr. Henegar holds the CFA charter and graduated from Texas Tech University with a Bachelor of Business Administration degree in Finance. Mr. Henegar has more than 24 years of investment experience. Mr. Henegar has managed the Quality Value Fund since 2025.

Mr. Prashant Inamdar, CFA®, serves as Senior Vice President, Portfolio Manager and Senior Research Analyst for the Adviser. Prior to this appointment, he served as Vice President, Research Analyst for Westwood since joining Westwood in June 2013 until February 2018. Prior to joining the Adviser, Mr. Inamdar served as Senior Analyst at 3 Twelve Capital from 2012 to 2013. From 2010 to 2012, Mr. Inamdar served as a Vice President of Research at Chilton Investment Company, and from 2000 to 2009, he served as a Securities Analyst at Stark Investments. He has served on the portfolio team for the SMidCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2013. Mr. Inamdar participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Inamdar has more than 25 years of investment experience. Mr. Inamdar has managed the Quality SMidCap Fund since 2013.

Mr. Jordan Latimer, CFA®, has served as Vice President, Portfolio Manager and Research Analyst for the Adviser within the SmallCap Team since 2024 after rejoining the Adviser in 2023. Prior to this appointment, he served as Impact Officer at LCM Group, a family

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office focused on both public and private investments. Prior to LCM Group, Mr. Latimer was a member of the investment team at Ballast Asset Management, providing investment analysis and portfolio management to a fundamental, value-oriented small-mid cap equity strategy. Mr. Latimer began his career at Westwood in 2011 as a Research Associate. In 2015, Mr. Latimer was promoted to Research Analyst, where he was responsible for coverage, research, and idea generation in the technology, industrials, and consumer discretionary sectors. Mr. Latimer graduated magna cum laude from Mays Business School at Texas A&M University and earned his Bachelor of Business Administration in Accounting and Master of Science in Finance. Mr. Latimer earned his CFA charter in April of 2015. Mr. Latimer participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Latimer has more than 16 years of investment experience. Mr. Latimer has managed the Quality SmallCap Fund since 2024.

Mr. Matthew R. Lockridge currently serves as Senior Vice President, Head of U.S. Value and Senior Portfolio Manager for the Adviser. Prior to this, he served as Senior Vice President, Co-Director of Equity Portfolios and Portfolio Manager for the Adviser since January 2018. Prior to this appointment, he served as Senior Vice President, Portfolio Manager and Research Analyst for the Adviser from March 2015 to 2018. Prior to this appointment, he served as Vice President, Portfolio Manager and Research Analyst for the Adviser from May 2010 to March 2015. Prior to joining the Adviser, Mr. Lockridge was a Managing Director at Dearborn Partners, L.L.C. from 2004 to 2010, and he was with Deloitte Consulting, L.L.P. from 2001 to 2004, where he worked as a Senior Consultant. He has served on the portfolio team for the Quality Value Fund since its inception in 2021 and for its respective Predecessor Fund since 2012 and the Quality SmallCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2010. Mr. Lockridge participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Lockridge has more than 24 years of investment experience. Mr. Lockridge has managed the Quality SmallCap Fund since 2010 and Quality Value Fund since 2020.

Mr. Kyle Martin, CFA®, joined the Adviser in 2016 and currently serves as Vice President, Portfolio Manager and Research Analyst responsible for coverage of Banks, Brokers, Exchanges, Autos, Defense and Aerospace. He is also a member of the Financials research group and Technology/Industrials research group. He previously served as a Research Associate and Research Analyst supporting the Financials and Energy/Materials research groups. Prior to joining the Adviser, Mr. Martin served as a financial analyst at Fidelity Investments. Mr. Martin earned his MBA in Finance from Southern Methodist University Cox School of Business. He earned his BBA in Finance from Texas Tech University. Mr. Martin is a member of the CFA Institute. He has served on the portfolio team for the Quality SMidCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2021. Mr. Martin participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Martin has more than 13 years of investment experience. Mr. Martin has managed the Quality SMidCap Fund since 2021.

Mr. Gregory A. Reid, serves as President – Real Assets and Senior Portfolio Manager for the Adviser. Prior to the 2022 Reorganization, Mr. Reid was the President of Salient and Portfolio Manager for the various MLP strategies from January 2011 until the 2022 Reorganization. Prior to joining Salient, Mr. Reid served as the Founder and CEO from 2010 to 2011 of Salient Capital, then known as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and Energy Sector investments that was spun off from Telemus Capital Partners in June 2010. Salient acquired RDG Capital LLC in January 2011 and renamed the company “Salient Capital Advisors, LLC.” Mr. Reid was Managing Partner of Telemus Capital Partner’s Houston office from May 2007 to June 2010 at which time he formed RDG Capital LLC to acquire Telemus Capital Partner’s Houston office. Prior to joining Telemus Capital Partners in 2007, Mr. Reid was employed by Merrill Lynch’s Private Banking Group from 1997 to 2007 and he was employed by Goldman Sachs from 1991 to 1997. Mr. Reid has over 20 years of experience investing in MLPs and Energy Infrastructure Companies dating back to his employment at Goldman Sachs in 1995. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania. In addition, Mr. Reid is registered with the Financial Industry Regulatory Authority as a General Securities Representative and a General Securities Principal. Mr. Reid has served as a portfolio manager for the Westwood Salient MLP & Energy Infrastructure Fund, including while a portfolio manager for the Predecessor Fund, since the Predecessor Fund’s inception in 2012. Mr. Reid participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Reid has more than 38 years of investment experience. Mr. Reid has managed the Westwood Salient MLP & Energy Infrastructure Fund since 2012.

Mr. Trip Rodgers, CFA®, serves as Senior Vice President, Portfolio Manager and Senior Research Analyst for the Adviser. Prior to joining the Adviser, Mr. Rodgers was a Portfolio Manager at BP Capital Fund Advisors. Prior to that, Mr. Rodgers was at Carlson Capital for ten years, as an industrials/materials Portfolio Manager within the Relative Value team. Prior to Carlson, Mr. Rodgers spent nine years in sell-side equity research, with five of those years at UBS as an Institutional Investor ranked analyst. At UBS, he followed industrial, building materials, and housing-related equities. Mr. Rodgers holds the CFA charter and graduated from Cornell University in 1995 with a Bachelor of Science degree in Economics. He has served on the portfolio team for the Quality SMidCap Fund since September 29, 2023. Mr. Rodgers participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Funds to investors. Mr. Rodgers has more than 30 years of investment experience. Mr. Rodgers has managed the Quality SMidCap Fund since 2023.

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Mr. Frederic G. Rowsey, CFA®, has served as Vice President, Portfolio Manager and Research Analyst for the Adviser since February 2018. He joined the Adviser in July 2010 as a Research Associate. Prior to joining the Adviser, Mr. Rowsey was a student at Harvard University, graduating in May 2010 with a BA in Economics. Mr. Rowsey is a member of the CFA Institute. He has served on the portfolio team for the Quality SmallCap Fund since its inception in 2021 and for its respective Predecessor Fund since 2013. Mr. Rowsey participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Rowsey has more than 16 years of investment experience. Mr. Rowsey has managed the Quality SmallCap Fund since 2013.

Mr. Parag Sanghani, CFA®, serves as Senior Vice President and Senior Portfolio Manager for the Adviser. Prior to the 2022 Reorganization, Mr. Sanghani served as a Managing Director and Portfolio Manager at Salient for various energy infrastructure strategies. Mr. Sanghani has over 16 years of experience in the financial services industry focused on energy investments Prior to joining Salient, in April of 2011, he served as the Senior MLP analyst at Telemus Capital Partners from 2008 to 2009. Mr. Sanghani previously held a Senior Research Associate position at Raymond James Financial, Inc. from 2004 to 2006. At Raymond James, Mr. Sanghani published detailed research reports on the energy industry and followed companies within the oil service and coal sectors. Mr. Sanghani graduated from the University of Texas at Austin with a Bachelor of Business Administration in Finance and earned a Masters in Finance from London Business School. He is a CFA® Charterholder and a member of CFA Society of Houston. In addition, Mr. Sanghani is registered with the Financial Industry Regulatory Authority as a Securities Representative. Mr. Sanghani has served as a portfolio manager for the Westwood Salient MLP & Energy Infrastructure Fund, including while a portfolio manager for the Predecessor Fund, since May 2022. Mr. Sanghani participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Sanghani has more than 18 years of investment experience. Mr. Sanghani has managed the Westwood Salient MLP & Energy Infrastructure Fund since 2022.

Mr. Michael H. Wall has served as Vice President, Portfolio Manager and Research Analyst for the Adviser since 2015. From 2011 to 2015, Mr. Wall served as Associate Vice President, Portfolio Manager and Research Analyst. Mr. Wall joined the Adviser after McCarthy Group Advisors, LLC, in which he joined in 2004, was acquired by the Adviser. Mr. Wall is responsible for investment research in REITs and Transportation. He is also a member of the Energy/Utilities and Financials research groups. Mr. Wall began his career at State Street Bank in Kansas City, Missouri, as a Portfolio Accountant and subsequently worked for The SilverStone Group in Omaha, Nebraska, as an Account Manager. Mr. Wall earned an MBA from the University of Nebraska at Omaha and a BS in Accounting from Concordia University. He has served on the portfolio team for the Quality Value Fund since February 2022. Mr. Wall participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Wall has more than 29 years of investment experience. Mr. Wall has managed the Quality Value Fund since 2022.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator”, or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Funds by Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values (“NAVs”) and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third-party service provider contracts on behalf of the Funds.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Funds’ principal underwriter and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities.

The Funds’ SAI has more detailed information about the Adviser and other service providers to the Funds.

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Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Ultra Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Funds offer the following classes of shares to investors:

●	Westwood Quality Value Fund: Institutional Shares, A Class Shares and Ultra Shares;

●	Westwood Quality SMidCap Fund: Institutional Shares and Ultra Shares;

●	Westwood Quality SmallCap Fund: Institutional Shares, A Class Shares, C Class Shares and Ultra Shares;

●	Westwood Income Opportunity Fund: Institutional Shares, A Class Shares, C Class Shares and Ultra Shares;

●	Westwood Alternative Income Fund: Institutional Shares, A Class Shares and Ultra Shares; and

●	Westwood Salient MLP & Energy Infrastructure Fund: Institutional Shares, A Class Shares, C Class Shares and Ultra Shares.

Each share class has its own shareholder eligibility criteria, cost structure and other features. The following summarizes the primary features of Institutional Shares, A Class Shares, C Class Shares and Ultra Shares. Institutional Shares, A Class Shares and C Class Shares are offered in a separate prospectus. Contact your financial intermediary or a Fund for more information about each Fund’s share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimum	Features
Institutional Shares

Institutional Shares of a Fund are offered exclusively to:

●     certain retirement plans established for the benefit of employees and former employees of the Adviser or its affiliates;

●     defined benefit retirement plans, endowments or foundations;

●     banks and trust companies or law firms acting as trustee or manager for trust accounts;

●     investors who purchase shares through asset-based fee programs available through financial intermediaries;

●     insurance companies; and

●     Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions.

Initial: $100,000* Subsequent: None

Front-End Sales Charge - None

Contingent Deferred Sales Charge (“CDSC”) - None

Rule 12b-1 Fee - None

Administrative Services Plan Fee

●     Up to 10% (Value Fund, Income Opportunity Fund, and MLP Fund)

●     up to 0.15% (Alternative Income Fund)

●     up to 0.20% (SMidCap Fund and SmallCap Fund)

*	This requirement, however, does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.

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Class Name	Eligible Investors	Investment Minimum	Features
C Class Shares	C Class Shares do not have any share class eligibility requirements.	Initial: $1,000 Subsequent: None

Front-End Sales Charge - None

CDSC - 1.00% if redeemed within 12 months of purchase

Rule 12b-1 Fee - 1.00%

Administrative Services Plan Fee:

●     Up to 0.10% (MLP Fund)

C Class Shares automatically convert to A Class Shares after 5 years, provided that records held by the Funds or your financial intermediary verify C Class Shares have been held for at least 5 years. The original purchase date of C Class Shares of a Predecessor Funds will be used to calculate the conversion of C Class Shares to A Class Shares.

A Class Shares	A Class Shares do not have any share class eligibility requirements.	Initial: $1,000	Front-End Sales Charge: ● Maximum of 3.00% (Value Fund, Alternative Income Fund, Income Opportunity Fund) ● Maximum of 4.00% (SmallCap Fund and MLP Fund)

		Subsequent: None	CDSC[1]: CDSC – 1.00% on purchases of the Fund of $1,000,000 or more if redeemed within 18 months of purchase Rule 12b-1 Fee - 0.25% Administrative Services Plan Fee: ● Up to 0.10% (MLP Fund)

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Class Name	Eligible Investors	Investment Minimum	Features
Ultra Shares

Ultra Shares of a Fund are offered exclusively to:

●     employer retirement plans;

●     health savings accounts under section 223 of the Code, if such accounts are maintained by the Fund at an omnibus level;

●     endowments and foundations and local, city and state agencies (or entities acting on their behalf);

●     unaffiliated registered investment companies;

●     collective investment trusts;

●     banks and trust companies or law firms acting as trustee or manager for trust accounts;

●     insurance companies; and

●     Ultra Shares shareholders purchasing Ultra Shares through the reinvestment of dividends or other distributions.

		Initial: $1,000,000^* Subsequent: None	Front-End Sales Charge - None CDSC - None Rule 12b-1 Fee - None Administrative Services Plan Fee - None

^	For the MLP Fund, this requirement, however, does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.
*	This requirement, however, does not apply to qualified retirement plans established under the Internal Revenue Code Sections 401(a), 403(B), or 457 (including but not limited to 401(k) plans, profit-sharing, pension plans, money purchase pension plans, target benefit plans, and defined pension plans) sponsored by investment advisers, financial planners, third-party administrators, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.
[1]	A Class Shares purchases of $250,000 or more of the Income Opportunity Fund or its Predecessor Fund made on or after September 3, 2019 may be subject to a 1.00% CDSC if redeemed within 18 months of purchase. A Class Shares purchases of $250,000 or more of the Value Fund or its respective Predecessor Fund made on or after March 1, 2020 may be subject to a 1.00% CDSC if redeemed within 18 months of purchase. A Class Shares purchases of $250,000 or more of the Alternative Income Fund or its Predecessor Fund may be subject to a 1.00% CDSC if redeemed within 18 months of purchase. A Class Shares purchases of $1,000,000 or more of the SmallCap Fund or its Predecessor Fund made on or after August 4, 2020 may be subject to a 1.00% CDSC if redeemed within 18 months of purchase.

An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares are available through the intermediary.

A Class Shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). Each Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. A Class Shares have lower ongoing distribution and shareholder services fees (“Rule 12b-1 Fees”) than C Class Shares. Over time, C Class Shares can incur Rule 12b-1 Fees that are equal to or more than the front-end sales charge and Rule 12b-1 Fees you would pay for A Class Shares. Although the full amount of your purchase price of C Class Shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of C Class Shares.

The Funds may, in their sole discretion, waive or reduce any minimum investment amount.

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How to Purchase Fund Shares

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Funds’ website at www.westwoodfunds.com.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. The Fund does not accept cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of fund shares. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check or electronic payment does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction and charged a $25 fee to defray bank charges.

Returned Check/NSF Fee

If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons (persons who are citizens of a country other than the U.S. or corporations, partnerships, funds or other entities that are established and organized under the laws of a country other than the U.S.). Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

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Regular Mail/Express Address:	Overnight Mail Address
Westwood Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Westwood Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

Automated Clearing House (ACH) Purchases

Shareholders may purchase shares of the Fund through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH

ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Fund or its transfer agent).

Bank Account Requirements

The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

Redemption Proceeds and Security Procedures

For shareholder protection, the Fund generally will not transmit redemption proceeds electronically to a bank account of record that has been added or changed within the last 30 calendar days. In such cases, redemption proceeds may be paid only if the shareholder either (i) submits a written request with a Medallion Signature Guarantee (“MSG”) (as described in the “Medallion Signature Guarantee” section) or (ii) requests payment by check mailed to the address of record. The Fund or its transfer agent may impose additional verification or security procedures from time to time.

Right to Reject / Good Order

The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.

By Wire

To open an account by wire or to add to an existing account by wire, call 1-877-FUND-WHG (1-877-386-3944) for additional information and wiring instructions.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of a Fund. An order, following proper advance notification to the Transfer Agent, is considered received when a Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Purchasing, Selling and Exchanging Fund Shares – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

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General Information

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Funds were provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, an annual IRA custodial fee (currently $25), statement retrieval fees (currently $25 per request) and fees for removal of excess contributions or Roth conversions or recharacterizations (currently $25 per transaction). These fees may change in the future.

How the Funds Calculate NAV

The NAV of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Juneteenth National Independence Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV are based on the consideration by that Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of a Fund are invested in other registered investment companies that are not listed on an exchange that Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

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When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by that Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

Purchases In Kind

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

You can open an account with a Fund with a minimum initial investment of $1,000,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion. This requirement, however, does not apply to qualified retirement plans established under the Internal Revenue Code Sections 401(a), 403(B), or 457 (including but not limited to 401(k) plans, profit-sharing, pension plans, money purchase pension plans, target benefit plans, and defined pension plans) sponsored by investment advisers, financial planners, third-party administrators, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.

The Transfer Agent may charge a $25 annual account maintenance fee for each retirement account.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts)

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Certain transactions within a IRA account, including shares redeemed to return an excess contribution, retirement plan or IRA transfers or hardship withdrawals, IRS re-characterizations and conversions, and account closures, may be subject to a $25.

Shareholder Statements and Householding.

The Transfer Agent maintains an account for each shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur. Account statements may be obtained by calling the Fund at 1-877-FUND-WHG (1-877-386-3944) on the days the Fund is open for business. Other account statement requests may be subject to a $25 retrieval fee.

Automatic Investment Plan (“AIP”)

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Electronic Services and Online Account Transactions

The Fund, through its transfer agent (the "Transfer Agent"), may make available to shareholders certain electronic services and online account access ("Online Services") through its website (the "Website"). These Online Services may include, but are not limited to, the

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ability to establish certain new accounts, access account information, conduct transactions, and consent to the electronic delivery of Fund documents.

1. Eligibility for Online Account Establishment

Eligible investors may open certain new accounts online. To qualify, you must:

●	Be a U.S. person of legal age with a valid U.S. mailing address;

●	Provide a permanent U.S. street address (P.O. boxes are generally not accepted); and

●	Provide a valid Social Security Number or Taxpayer Identification Number.

This process also includes the option to consent for the electronic delivery or Fund documents. Paper delivery is the default method unless you affirmatively select this option. Certain account types, including but not limited to trusts, corporate accounts, and other entity accounts, are not eligible for online opening and must be established by submitting a completed application by mail. Use of all Online Services is subject to your acceptance of the terms and conditions of the online user agreement, which may be amended from time to time.

2. Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we are unable to verify your identity as required, we reserve the right to reject your application, restrict, or close your account.

3. Online Transactions

All online transaction requests are subject to the terms of this Prospectus. To receive the net asset value (NAV) for the current business day, transaction requests must be received in good order by the Fund (or its authorized agent) prior to the close of the NYSE (typically 4:00 PM Eastern Time). Requests received after this time will receive the next business day's NAV.

●	Purchases: Initial and subsequent purchases may be made online via ACH. Please be advised that proceeds from the redemption of shares recently purchased by ACH may be held for up to 10 business days to ensure the purchase has cleared.

●	Redemptions: For risk management purposes, online redemptions are generally limited $100,000 per account, per day. This limit may be lower if your Fund requires a Medallion Signature Guarantee (MSG) at a threshold below this amount, as the most restrictive limit will apply. All redemption requests exceeding your applicable online limit must be submitted in writing and must include a valid MSG if required.

4. Limitation of Liability

Your use of the Fund's Online Services is at your own risk. The Fund and its service providers (including the Transfer Agent) cannot guarantee the security or uninterrupted availability of the Website. Access may be delayed, limited, or unavailable for reasons including, but not limited to, periods of peak demand, market volatility, systems maintenance, or failures of hardware, software, or network connections.

It is your responsibility to maintain an alternative method for placing transactions (such as by telephone or mail). Neither the Fund, its transfer agent, distributor, nor its affiliates will be held liable for any losses, damages, costs, or expenses arising from any delay, error, or failure to process your transaction request, or for any unauthorized access to your account, due to system unavailability, technical failures, security breaches, or any other cause or circumstance beyond the reasonable control of the Fund or its agents.

How to Sell Your Fund Shares

If you own your shares directly, you may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

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Medallion Signature Guarantee Requirements

To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or the Transfer Agent may require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $100,000 (or such other threshold as may be established by the Fund and/or the Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Fund or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

The sale price will be the NAV per share next determined after the Funds receive your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption.

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Regular/Express Mail Address:	Overnight Mail Address
Westwood Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Westwood Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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You may request express delivery of redemption proceeds. Checks requested to be sent via express delivery are subject to a $35 charge from your account.

Telephone Transactions

You may purchase, exchange, or redeem Fund shares by calling 1-877-FUND-WHG (1-877-386-3944). Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $100,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Systematic Withdrawal Plan (“SWP”)

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Receiving Your Money

The length of time each Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. Each Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, each Fund typically expects to mail the check within one (1) to three (3) business days; and

●	For payment by wire or ACH, each Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time a Fund typically expects and may take up to 7 calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account.

Redemptions In Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

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Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, fees for outbound wires ($15 per wire), IRA withdrawal fees (transfer or redemption) ($25 per withdrawal), and overnight delivery fees ($35 per overnight delivery). These fees may change in the future.

Involuntary Redemptions of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Funds reserve the right to waive the minimum account value requirement in their sole discretion.

The Funds reserve the right to determine which potential investors qualify as eligible investors for Ultra Shares of the Funds. Ultra Shares of a Fund held by a non-eligible investor are subject to involuntary redemption by the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may exchange between like share classes or different share classes of any of the Value Fund, SMidCap Fund, SmallCap Fund, Income Opportunity Fund, Alternative Income Fund or MLP Fund (each a “Westwood Fund”) in the Trust (the “Westwood Funds complex”), where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Westwood Fund is not a taxable event. Unless you are investing through a tax-deferred arrangement, an exchange between share classes of different Westwood Funds is a taxable event, and you may recognize a gain or loss for tax purposes.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Automatic Conversion of C Class Shares to A Class Shares

C Class Shares automatically convert to A Class Shares in the same Fund after 5 years, provided that the Fund or the financial intermediary through which the shareholder purchased the C Class Shares has records verifying that the C Class Shares have been held for at least 5 years. Due to operational limitations at your financial intermediary, your ability to have your C Class Shares automatically converted to A Class Shares may be limited. (For example, automatic conversion of C Class Shares to A Class Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such C Class Shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of C Class Shares to A Class Shares would occur on the basis of the relative NAVs of the two classes without the imposition of any sales charges or other charges. C Class Shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to A Class Shares on a pro rata basis with the C Class Shares. For purposes of calculating the time period remaining on the conversion of C Class Shares to A Class Shares, C Class Shares received on exchange retain their original purchase date. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the conversion of C Class Shares to A Class Shares in the same Fund. The original purchase date of C Class Shares of a Predecessor Fund (e.g., Class C shares of a Predecessor Fund) will be used to calculate the conversion of C Class Shares to A Class Shares.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

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Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes

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of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Funds that invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control.

When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead, a Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Funds may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds may enter into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), financial intermediaries with whom the Funds have an information sharing agreement are generally obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

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The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-877-FUND-WHG (1-877-386-3944).

Dividends and Distributions

The Value Fund, SMidCap Fund, SmallCap Fund, and MLP Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually.

The Income Opportunity Fund and Alternative Income Fund distributes their net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually.

If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. The following is a

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summary of the U.S. federal income tax consequences of investing in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares held in a tax-deferred arrangement, such as an IRA or other tax-qualified plans. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. Such shareholders should rely on their own tax advisors for advice about the particular U.S. federal, state, and local tax consequences of investing in the Fund. This summary only applies with respect to U.S. investors in the Funds. Non-U.S. investors are encouraged to read a summary of certain rules applicable to them in the SAI and to consult their tax advisors prior to investing in the Funds.

Each Fund intends to qualify each year for treatment as a regulated investment company for U.S. federal income taxes under Subchapter M of the Code (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in Fund-level taxation and, consequently, a reduction in income available for distribution to shareholders. In addition, the Fund may be subject to a 4% excise tax if it fails to make sufficient distributions.

In order for a Fund to qualify for taxation as a RIC, the Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. Certain investment strategies of the Funds may limit a particular Fund’s ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and taxable investors should consult with their tax advisors regarding the tax consequences to them of “buying a dividend”.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or 30 days after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($125,000 if married and filing separately, $250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Cost Basis Reporting

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of "covered shares," which are generally shares acquired on or after January 1, 2012.

The Fund's default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-877-FUND-WHG (1-877-386-3944), or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

Certain Funds may invest in MLPs taxed as partnerships. Due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, MLPs have historically made cash distributions to limited partners that exceed the amount of taxable income

73

allocable to such limited partners or members. These excess cash distributions would not be treated as income to a Fund but rather would be treated as a return of capital to the extent of the Fund’s basis in the MLP. As a consequence, a Fund may make distributions that exceed its earnings and profits, which would be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher capital gain or lower capital loss when the Fund shares are sold. After a shareholder’s basis in Fund shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Fund shares will be treated as gain from the sale of the Fund shares.

“Qualified publicly traded partnership income” within the meaning of section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

MLPs and other partnerships that the Funds may invest in will deliver Schedules K-1 to the Funds to report their share of income, gains, losses, deductions, and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your Form 1099 tax reporting statement and, accordingly, send you a corrected Form 1099.

Certain Funds may invest in REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV, Dividends and Distributions (“Form 1099-DIV”) to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If a Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

74

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five fiscal years or, if shorter, the period of the Funds’ operations. The financial highlights information presented for the Funds is the financial history of the Ultra Shares of the Funds and for the Value Fund, SMidCap Fund, SmallCap Fund, Income Opportunity Fund, and Alternative Income Fund, their Predecessor Funds, each of which was reorganized into the corresponding Fund after the close of business on November 1, 2021, and the MLP Fund and its Predecessor Fund which was reorganized into the MLP Fund after the close of business on November 18, 2022. Certain information reflects financial results for a single Fund (or where applicable, Predecessor Fund) share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (or where applicable, the Predecessor Fund) (assuming reinvestment of all dividends and distributions). The information presented in the tables below for the fiscal year ended October 31, 2022 for the Value Fund, SMidCap Fund, SmallCap Fund, Income Opportunity Fund and Alternative Income Fund has been audited by the prior auditor, the Funds’ prior Independent Registered Public Accounting Firm for the Funds, whose report, along with each Fund’s and its respective Predecessor Fund’s financial statements, are included in the Funds’ October 31, 2022 annual reports, which is available upon request by calling the Funds at 1-877-386-3944. The information for the fiscal years that ended October 31, 2023, 2024, and 2025, was audited by the Funds’ Independent Registered Public Accounting Firm, Cohen & Company, Ltd. The information presented in the tables below for the fiscal year ended October 31, 2021 and earlier for the Value Fund, SMidCap Fund, SmallCap Fund, Income Opportunity Fund and Alternative Income Fund has been audited by the Independent Registered Public Account Firm to their Predecessor Funds and the information presented in the tables below for the fiscal year ended December 31, 2021 and earlier for the MLP Fund was audited by the Independent Registered Public Accounting Firm to the Predecessor MLP Fund.

75

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Quality Value Fund(1) - Ultra Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Period Ended October 31, 2023(a)
Net asset value at beginning of period	$14.53	$12.26	$13.30
Net investment income(b)	0.16	0.20	0.17
Net realized and unrealized gains (losses) on investments	0.31	2.58	(1.02)
Total from investment operations	0.47	2.78	(0.85)
Less distributions from:
Net investment income	(0.20)	(0.24)	(0.19)
Net realized gains	(0.84)	(0.27)	—
Total distributions	(1.04)	(0.51)	(0.19)
Net asset value at end of period	$13.96	$14.53	$12.26
Total return(c)	3.31%	23.17%	(6.42	)%(d)
Net assets at end of period (in 000s)	$1	$1	$1
Ratio of net expenses to average net assets(e)	0.55%	0.55%	0.55	%(f)
Ratio of gross expenses to average net assets	0.63%	0.62%	0.82	%(f)
Ratio of net investment income to average net assets(e)	1.12%	1.45%	1.46	%(f)
Portfolio turnover rate(g)	77%	42%	57	%(d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (November 30, 2022) through October 31, 2023.
(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(d)	Not annualized.
(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(f)	Annualized.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

76

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Quality SMidCap Fund(1)- Ultra Shares	Year Ended October 31, 2025	Year Ended October 31, 2024		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$16.20	$12.88		$12.90	$16.62	$11.96
Net investment income(a)	0.09	0.16		0.15	0.11	0.16
Net realized and unrealized gains (losses) on investments	0.46	3.60		0.04	(1.44)	4.91
Total from investment operations	0.55	3.76		0.19	(1.33)	5.07
Less distributions from:
Net investment income	(0.24)	(0.16)		(0.11)	(0.14)	(0.15)
Net realized gains	—	(0.28)		(0.10)	(2.25)	(0.26)
Total distributions	(0.24)	(0.44)		(0.21)	(2.39)	(0.41)
Net asset value at end of year	$16.51	$16.20		$12.88	$12.90	$16.62
Total return(b)	3.49%	29.77%		1.54%	(9.41)%	43.19%
Net assets at end of year (in 000s)	$27,465	$28,783		$114,584	$88,909	$100,933
Ratio of net expenses to average net assets(c)	0.68%	0.70	%(d)	0.68%	0.68%	0.68%
Ratio of gross expenses to average net assets	0.90%	0.87	%(d)	0.83%	0.83%	0.90%
Ratio of net investment income to average net assets(c)	0.58%	1.08%		1.12%	0.80%	1.00%
Portfolio turnover rate(e)	66%	73	%(f)	87%	104%	106%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Includes 0.02% of borrowing costs.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f)	Excludes in kind transactions.
(1)	Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMidCap Fund.

77

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Quality SmallCap Fund(1)- Ultra Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$21.38	$18.08	$18.91	$22.01	$14.47
Net investment income(a)	0.19	0.22	0.29	0.21	0.20
Net realized and unrealized gains (losses) on investments	(0.49)	3.94	(0.43)	(2.28)	7.48
Total from investment operations	(0.30)	4.16	(0.14)	(2.07)	7.68
Less distributions from:
Net investment income	(0.20)	(0.31)	(0.21)	(0.22)	(0.14)
Net realized gains	(1.11)	(0.55)	(0.48)	(0.81)	—
Total distributions	(1.31)	(0.86)	(0.69)	(1.03)	(0.14)
Net asset value at end of year	$19.77	$21.38	$18.08	$18.91	$22.01
Total return(b)	(1.83)%	23.41%	(0.83)%	(9.91)%	53.29%
Net assets at end of year (in 000s)	$567,096	$638,196	$608,142	$511,179	$506,444
Ratio of net expenses to average net assets(c)	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of gross expenses to average net assets	0.93%	0.93%	0.92%	0.91%	0.97%
Ratio of net investment income to average net assets(c)	0.96%	1.07%	1.52%	1.07%	0.95%
Portfolio turnover rate(d)	63%	57%	58%	60%	58%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the year.
(b)	Total return is a measure of the change in value of an investment in the Fund over the year covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

78

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Income Opportunity Fund - Ultra Shares	Year Ended October 31, 2025	Year Ended October 31, 2024	Period Ended October 31, 2023(e)
Net asset value at beginning of period	$11.99	$10.46	$11.12
Net investment income(a)	0.42	0.42	0.35
Net realized and unrealized gains (losses) on investments	0.85	1.64	(0.62)
Total from investment operations	1.27	2.06	(0.27)
Less distributions from:
Net investment income	(0.42)	(0.44)	(0.39)
Return of capital	(0.08)	(0.09)	—
Total distributions	(0.50)	(0.53)	(0.39)
Net asset value at end of period	$12.76	$11.99	$10.46
Total return(b)	10.88%	19.86%	(2.47	)%(f)
Net assets at end of period (in 000s)	$116,042	$96,228	$61,524
Ratio of net expenses to average net assets(c)	0.74%	0.75%	0.74	%(g)
Ratio of gross expenses to average net assets	0.74%	0.75%	0.74	%(g)
Ratio of net investment income to average net assets(c)	3.45%	3.59%	3.51	%(g)
Portfolio turnover rate(d)	67%	57%	88	%(f)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Represents the period from the commencement of operations (November 30, 2022) through October 31, 2023.
(f)	Not annualized.
(g)	Annualized.

79

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Alternative Income Fund - Ultra Shares	Year Ended October 31, 2025*	Year Ended October 31, 2024		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Net asset value at beginning of year	$9.66	$9.13		$10.40	$11.02	$10.47
Net investment income(a)	0.12	0.22		0.29	0.20	0.17
Net realized and unrealized gains (losses) on investments	0.64	0.64		0.14	(0.49)	0.48
Total from investment operations	0.76	0.86		0.43	(0.29)	0.65
Less distributions from:
Net investment income	(0.23)	(0.07)		(1.61)	(0.18)	(0.10)
Net realized gains	—	—		—	(0.15)	—
Return of capital	(0.03)	(0.26)		(0.09)	—	—
Total distributions	(0.26)	(0.33)		(1.70)	(0.33)	(0.10)
Net asset value at end of year	$10.16	$9.66		$9.13	$10.40	$11.02
Total return(b)	8.02%	9.52%		4.50%	(2.69)%	6.26%
Net assets at end of year (in 000s)	$44,203	$27,792		$54,200	$88,734	$128,329
Ratio of net expenses to average net assets(c)	0.85%	0.85	%(d)	0.21%	0.20%	0.85%
Ratio of gross expenses to average net assets	1.05%	1.08	%(d)	0.47%	0.34%	1.12%
Ratio of net investment income to average net assets(c)	1.16%	2.35%		3.10%	1.95%	1.53%
Portfolio turnover rate(e)	89%	51%		92%	128%	125%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(d)	Includes 0.01% of borrowing costs.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

80

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

Westwood Salient MLP & Energy Infrastructure Fund

Westwood Salient MLP & Energy Infrastructure Fund(1) - Ultra Shares(2)	Year Ended October 31, 2025*		10 Months Ended October 31, 2024(3)		Year Ended December 31, 2023(4)	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value at beginning of period	$9.80		$7.84		$7.30	$6.51		$5.50	$7.05
Net investment income(a)	0.16		0.11		0.11	0.04		(0.01)	0.08
Net realized and unrealized gains (losses) on investments	0.56		2.20		0.89	1.08		1.35	(1.31)
Total from investment operations	0.72		2.31		1.00	1.12		1.34	(1.23)
Less distributions from:
Net investment income	(0.47)		(0.35)		(0.29)	—		—	—
Return of capital	—		—		(0.17)	(0.33)		(0.33)	(0.32)
Total distributions	(0.47)		(0.35)		(0.46)	(0.33)		(0.33)	(0.32)
Tax expense reimbursements by Adviser	—		—		— (5)	—		—	—
Net asset value at end of period	$10.05		$9.80		$7.84	$7.30		$6.51	$5.50
Total return(c)	7.27%		30.15	%(c)	14.22%	17.12%		24.41%	(17.27)%
Net assets at end of period (in 000s)	$310		$5,410		$4,328	$30,710		$29,645	$32,949
Ratio of net expenses to average net assets (including tax expense/benefit)(d)	0.95	%(h)	1.00	%(e)(h)	1.03%	1.27	%(f)	1.20%	1.26%
Ratio of net expenses to average net assets (excluding tax expense/benefit)(d)	0.95	%(h)	1.00	%(e)(h)	10.20%	1.27	%(f)	1.20%	1.26%
Ratio of gross expenses to average net assets (including tax expense/benefit)	0.99%		1.03	%(e)	1.06%	1.27%		1.20%	1.26%
Ratio of net investment income (loss) to average net assets(d)	1.51	%(h)	1.54	%(e)(h)	1.42%	0.59%		(0.19)%	1.62%
Portfolio turnover rate(g)	52%		74	%(c)	91%	86%		248%	260%

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Not annualized.
(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(e)	Annualized.
(f)	Net expense ratio exceeded the expense limitation during the year ended December 31, 2022 due to reorganization expenses.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(h)	Includes 0.04% and 0.03% of affiliated management fee waived by Adviser for the year ended October 31, 2025 and ten months ended October 31, 2024, respectively.
(1)	Prior to November 18, 2022, Westwood Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund.
(2)	Prior to November 18, 2022, Ultra Shares were R6 Share Class.
(3)	Fund changed fiscal year to October 31.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(5)	The Adviser reimbursed the Fund $332,497 for losses incurred from tax expenses for the year ended December 31, 2023 the net impact to the Fund was less than $0.005 per share.
*	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

81

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DO THE WESTWOOD FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	■	Social Security number
	■	Assets
	■	Retirement Assets
	■	Transaction History
	■	Checking Account Information
	■	Purchase History
	■	Account Balances
	■	Account Transactions
	■	Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-FUND-WHG (1-877-386-3944)

82

Who we are
Who is providing this notice?	Westwood Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator and Transfer Agent)

What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tell us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies. We collect your personal information, for example, when you
Why can’t I limit all sharing?
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. Federal law gives you the right to limit only

Definitions
Affiliates	Westwood Management Corp., the investment adviser to the Funds, could be deemed to be an affiliate.
Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	The Funds do not share with nonaffiliates so they can market to you.
Companies not related by common ownership or control. They can be financial and nonfinancial companies
Joint marketing	The Funds do not jointly market.
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

This information is not part of the Prospectus.

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WESTWOOD FUNDS

Investment Adviser

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW

Washington, DC 20006

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated February 28, 2026, as it may be amended from time to time, includes detailed information about the Funds and the Ultimus Managers Trust. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Financial Statements and Form N-CSR: Additional information about a Fund’s investments is available in the Fund’s annual and semi-annual Financial Statements to shareholders and in Form N-CSR. In a Fund’s annual Financial Statements, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find a Fund’s audited and unaudited financial statements.

To Obtain an SAI, Annual or Semi-Annual Financial Statements, or More Information:

By Telephone:	1-877-FUND-WHG (1-877-386-3944)

By Regular/Express Mail:	Westwood Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246

By Overnight Mail:	Westwood Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

By Internet:	www.westwoodfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Financial Statements on Form N-CSR, as well as other information about the Ultimus Managers Trust, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Investment Company Act registration No. 811-22680.

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